                                                                    EXHIBIT 10.7


                      MORTGAGE LOAN REPURCHASE AGREEMENT

                                     INDEX


MORTGAGE LOAN REPURCHASE AGREEMENT                                         1

MORTGAGE LOAN PARTICIPATION AGREEMENT                                      2

MORTGAGE LOAN CUSTODIAL AGREEMENT                                          3

MORTGAGE LOAN PURCHASE AGREEMENT                                           4

                                                      WHOLE LOAN FINANCE PROGRAM





                      MORTGAGE LOAN REPURCHASE AGREEMENT


PURCHASER:                    PAINE WEBBER REAL ESTATE SECURITIES

ADDRESS:                      1285 AVENUE OF THE AMERICAS

                              NEW YORK, NEW YORK 10019

                              ATTENTION:  ______________________




SELLER:                         CRESCENT MORTGAGE SERVICES, INC.

ADDRESS:                        SOUTH TERRACES
                                115 PERIMETER CENTER PLACE
                                SUITE 285
                                ATLANTA, GEORGIA 30346


DATE OF AGREEMENT: May l , 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                                                   Page
                                                                                                   ----
Section 1.      Definitions                                                                          1

Section 2.      Procedures for Purchases of Mortgage Loans                                           9

Section 3.      Procedure for Repurchases of Mortgage Loans                                         13

Section 4.      Terms of Each Transaction                                                           13

Section 5.      Cash Account                                                                        13

Section 6.      Servicing of the Mortgage Loans                                                     14

Section 7.      Remedies                                                                            15

Section 8.      Transfers of Mortgage Loan by Purchaser                                             17

Section 9.      Record Title to Mortgage Loans; Intent of Parties; Security Interest                17

Section 10.     Representations and Warranties                                                      18

Section 11.     Covenants of Seller                                                                 24

Section 12.     Term                                                                                27

Section 13.     Exclusive Benefit of Parties: Assignment                                            27

Section 14.     Amendments; Waivers; Cumulative Rights                                              27

Section 15.     Execution in Counterparts                                                           27

Section 16.     Effect of Invalid of Provisions                                                     27

Section 17.     Governing Law                                                                       27

Section 18.     Notices                                                                             27

Section 19.     Entire Agreement                                                                    28

Section 20.     Costs of Enforcement                                                                28

Section 21.     Consent to Service                                                                  28

Section 22.     Construction                                                                        28

Exhibit A       Closing Loan Purchase Detail

Exhibit B       Rewarehousing Loan Purchase Detail

Exhibit D       Withdrawal/Deposit Notice

Exhibit E       Cash Account Wire Instructions

Exhibit F       Cash Account Adjustment Notice

Exhibit G       Escrow Agent Standing Wire Instructions

Exhibit H       Purchaser's Wire Instructions to Seller

Exhibit I       UCC-1 Financing Statement

Exhibit J       Seller's Delivery Instructions

Exhibit K       Seller's Release

Exhibit L       Seller's Wire Instructions

Exhibit M       Warehouse Lender's Release

Exhibit N       Warehouse Lender's Release

Exhibit O       Warehouse Lender's Wire Instructions

                       MORTGAGE LOAN REPURCHASE AGREEMENT
                       ----------------------------------



     This Mortgage Loan Repurchase Agreement ("Agreement"), dated as of the date set forth on the cover page hereof, between PAINE WEBBER REAL ESTATE SECURITIES INC. ("Purchaser") and the Seller whose name is set forth on the cover page hereof ("Seller").

                             PRELIMINARY STATEMENT
                             ---------------------

     Seller is engaged, among other pursuits, in the business of originating, purchasing and selling Mortgage Loans. Purchaser is engaged in, among other pursuits, the business of purchasing Mortgage Loans.

     Seller has requested Purchaser, and Purchaser is willing from time to time, to enter into repurchase agreements with Seller in accordance with this Agreement for the purpose of facilitating Seller's origination of Mortgage Loans. It is contemplated by the parties hereto that the Mortgage Loans subject to this Agreement, from time to time, will become the subject of transactions in which Purchaser purchases such Mortgage Loans from Seller subject to an obligation of Seller to repurchase such Mortgage Loans.

     The parties hereto hereby agree as follows:

     Section 1.  Definitions.
                 -----------

     Capitalized terms used but not defined herein shall have the meanings set forth in the Custodial Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Act of Insolvency": With respect to Seller or Parent Company, (a) the commencement by Seller or Parent Company as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or Seller or Parent Company seeking the appointment of a receiver, trustee, custodian or similar official for Seller or Parent Company or any substantial part of Seller's or Parent, Company's property, or (b) the commencement of any such case or proceeding against Seller or Parent Company, or another's seeking such appointment, or the filing against Seller or Parent Company of an application for a protective decree which (1) is consented to or not timely contested by Seller or Parent Company, (2) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (3) is not dismissed within 60 days, (c) the making by Seller or Parent Company of a general assignment for the benefit of creditors, or (d) the admission in writing by Seller or Parent Company that Seller or Parent Company is unable to pay its debts as they become due or the nonpayment generally by Seller or Parent Company of its debts as they become due.

          "Assignee": The Chase Manhattan Bank, National Association, as agent for certain beneficiaries pursuant to certain repurchase transaction tri-party custody agreements.

          "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in the City of New York, New York are authorized or obligated by law or executive order to be closed, or (b) any day on which Paine Webber Real Estate Securities Inc. is closed for business, provided that notice thereof shall have been given not less than seven calendar days prior to such day.

          "Cash Account": A separate cash account established and maintained by Seller at Paine Webber Real Estate Securities Inc. under the conditions set forth in Section 5.

          "Cash Account Adjustment": An adjustment to the Cash Account Balance pursuant to a Cash Account Adjustment Notice.

          "Cash Account Adjustment Notice": The cash account adjustment notice, in the form of Exhibit F, to be used by Purchaser to notify Seller of any adjustments to the Cash Account Balance.

          "Cash Account Balance": The net amount of funds in the Cash Account.

          "Cash Account Interest Accrual": The simple interest calculation posted on the last Business Day of each month resulting from the product of each Business Day's Cash Account Balance and Cash Account Interest Rate.

          "Cash Account Interest Rate": With respect to each month, the average opening federal funds rate for such month. The opening federal funds rate on a Business Day shall be counted as the Cash Account Interest Rate until the next Business Day.

          "Cash Account Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit E, to be used for the payment of funds to Seller.

          "Closing Loan Purchase Detail": A loan purchase detail, prepared by Seller and delivered by Seller to Purchaser via facsimile transmission in the form of Exhibit A or via electronic transmission in a form acceptable to Purchaser, containing certain information regarding the characteristics of a Mortgage Loan being offered for sale by Seller to Purchaser under a Closing Transaction.

          "Closing Transaction": Any sale of a Mortgage Loan by Seller to Purchaser, structured as either a Wet Funding or a Dry Funding, wherein Purchaser wires the Disbursement Amount in accordance with the Escrow Agent Standing Wire Instructions subject to an obligation of Seller to repurchase such Mortgage Loan pursuant to this Agreement.

          "Collateral": The Mortgage Loans (including all servicing rights related thereto), any Custodial Account, the Cash Account and the proceeds of any and all of the foregoing.

          "Collateral Receipt": With respect to each Wet Mortgage Loan, the receipt by Custodian on a Business Day of a Dry Submission Package.

          "Collateral Receipt Adjustment": The process initiated by Collateral Receipt wherein the Pass-Through Rate on a Wet Mortgage Loan is reduced, effective from the date of Collateral Receipt through one calendar day prior to the Repurchase Date.

          "Collateral Receipt Date": With respect to each Wet Mortgage Loan, the Business Day on which a Collateral Receipt occurs.

          "Conforming Mortgage Loan": A Mortgage Loan having an original principal balance that does not exceed the maximum principal balance of a mortgage loan that is eligible for sale to FHLMC.

          "Credit File": All papers and records of whatever kind or description, whether developed or originated by Seller or others, required to document or service the Mortgage Loan; provided however, that such Mortgage Loan papers, documents and records shall not include any Mortgage Loan papers, documents or records which are contained in the Dry Submission Package.

          "Custodial Account": A separate custodial account, established and maintained by Seller under the conditions set forth in Section 6(b), for the deposit by Seller of all collections in respect of a Mortgage Loan that are payable to Purchaser as the owner of the Mortgage Loan.

          "Custodial Agreement": The Mortgage Loan Custodial Agreement, dated as of the date set forth on the cover sheet thereof, among Seller, Purchaser and Custodian, as amended from time to time.

          "Custodial Fee": With respect to each Repurchase, a fee payable to Purchaser by Seller in the amount set forth on the related Funding Confirmation, and remitted to Purchaser on the related Repurchase Date as a component of the related Repurchase Price.

          "Custodian": The Chase Manhattan Bank, National Association, and its permitted successors hereunder.

          "Defective Mortgage Loan": A Mortgage Loan that is not in compliance with this Agreement.

          "Desired Funding Date": The Business Day indicated by the Seller on the Closing Loan Purchase Detail or the Rewarehousing Loan Purchase Detail, on which Seller desires Purchaser to purchase a Mortgage Loan via a Wet Funding or a Dry Funding.

          "Disbursement Amount": With respect to a Mortgage Loan, the amount set forth on the related Closing Loan Purchase Detail or Rewarehousing Loan Purchase Detail as the "Disbursement Amount".

          "Discount": With respect to each Mortgage Loan, the amount set forth on the related Funding Confirmation as the "Discount".

          "Document File": The Credit File and the Dry Submission Package.

          "Dry Funding": Either (i) a Closing Transaction initiated by the delivery by Seller, either via electronic or facsimile transmission to Purchaser of a Closing Loan Purchase Detail and the receipt by Custodian of a Dry Submission Package or (ii) a Rewarehousing Transaction initiated by the delivery by Seller, either via electronic or facsimile transmission to Purchaser, of a Rewarehousing Loan Purchase Detail, a Warehouse Lender's or Seller's Release and the Custodian's receipt of a Dry Submission Package.

          "Dry Mortgage Loan": A Mortgage Loan with respect to which (i) Custodian has received a Dry Submission Package and (ii) no Repurchase has occurred.

          "Dry Submission Package": The documents required to be delivered by Seller to Custodian pursuant to the Custodial Agreement.

          "Due Date": The day of the month on which the Monthly Payment is due on the Mortgage Loan.

          "Escrow Agent": The agent appointed by the Title Insurance Company to administer the closing of a Mortgage Loan.

          "Escrow Agent Standing Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit G, from Seller and the Escrow Agent to Purchaser for use when Purchaser wires Disbursement Amounts for Wet Fundings and Dry Fundings structured as Closing Transactions.

          "Event of Default": The occurrence of any of the following events: (i) an Act of Insolvency with respect to Seller or Parent Company; (ii) any representation or warranty made by Seller hereunder, other than as to a particular Mortgage Loan, shall have been incorrect or untrue in any material respect when made or when deemed to have been made; or (iii) Seller shall fail to perform, or shall admit to Purchaser its inability to, or its intention not to, perform any of its obligations hereunder.

          "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

          "FHLMC": The Federal Home Loan Mortgage Corporation or any successor

          "FNMA": The Federal National Mortgage Association or any successor thereto.

          "Funding Confirmation": With respect to each Mortgage Loan purchased by Purchaser from Seller via a single wire funds transaction on a particular Business Day, the trade confirmation from Purchaser to Seller confirming Seller's obligation to repurchase such Mortgage Loan from Purchaser by the Scheduled Repurchase Date.

          "GNMA": The Government National Mortgage Association or any successor thereto.

          "Incremental Pass-Through Rate": The amount by which the Pass-Through Rate increases upon the occurrence of any event giving Purchaser the right to elect a remedy pursuant to Section 7, which amount shall be set forth in the applicable Funding Confirmation as the "Incremental Pass-Through Rate".

          "Losses": Any and all losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees) incurred by any person specified; provided, however, that "Losses" shall not include any losses, claims, damages, liabilities or expenses which would have been avoided had such person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

          "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple in real property securing a Mortgage Note.

          "Mortgage Loan": A one-to-four family residential mortgage loan that is subject to this Agreement.

          "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

          "Mortgagor": The obligor on a Mortgage Note.

          "NCUA": The National Credit Union Administration, or any successor thereto.

          "Non-Conforming Mortgage Loan": A Mortgage Loan having an original principal balance that exceeds the maximum principal balance of a mortgage loan that is eligible for sale to FHLMC.

          "Note Rate": The rate of interest borne by a Mortgage Note.

          "OTS": The Office of Thrift Supervision, or any successor thereto.

          "Parent Company": A corporation or other entity owning at least 50% of the outstanding shares of voting stock of Seller.

          "Pass-Through Rate": With respect to each Mortgage Loan, the rate at which interest is passed through to Purchaser which initially shall be the rate of interest specified on a Funding Confirmation as the "Pass-Through Rate".

          "Purchase Date": With respect to a Mortgage Loan, the date on which Purchaser purchases such Mortgage Loan from Seller.

          "Purchase Price": With respect to each Mortgage Loan, an amount equal to the face amount of the Mortgage Loan less' the Discount.

          "Purchaser": Paine Webber Real Estate Securities Inc. and its successors.

          "Purchaser's Wire Instructions": The wire instructions, set forth in a notice delivered by Purchaser to Seller in the form of Exhibit H, containing the information to be used for the payment of all amounts due and payable to Purchaser hereunder.

          "Repurchase": With respect to any Mortgage Loan, the transaction by which the Seller remits the Repurchase Price to Purchaser.

          "Repurchase Date": With respect to any Mortgage Loan, the date that Seller remits the Repurchase Price to Purchaser.

          "Repurchase Price": With respect to each Mortgage Loan, an amount equal to the Purchase Price plus the Custodial Fee plus the product of the Purchase Price of the Mortgage Loan, the Pass-Through Rate and the number of calendar days from the Purchase Date to the Repurchase Date divided by 360.

          "Rewarehousing Loan Purchase Detail": A loan purchase detail, prepared and submitted by Seller to Purchaser via facsimile transmission in the form of Exhibit B or via electronic transmission in a form acceptable to Purchaser, containing certain information regarding the characteristics of a Mortgage Loan being offered for sale by Seller to Purchaser under a Rewarehousing Transaction.

          "Rewarehousing Transaction": Any sale of a Mortgage Loan by Seller to Purchaser structured as either a Wet Funding or Dry Funding wherein Purchaser wires the Disbursement Amount to the Warehouse Lender's Wire Instructions or

     Seller's Wire Instructions, as applicable, subject to an obligation of Seller to repurchase such Mortgage Loan pursuant to this Agreement.

          "RTC": The Resolution Trust Corporation or any successor thereto.

          "Scheduled Collateral Receipt Date": With respect to each Wet Mortgage Loan, the Business Day, as set forth on the Funding Confirmation as the "Collateral Receipt Date", by which a Collateral Receipt is required to occur, such date to be (i) within five Business Days of a Wet Funding structured as a Closing Transaction and (ii) within one Business Day of a Wet Funding structured as a Rewarehousing Transaction.

          "Scheduled Repurchase Date": With respect to each Mortgage Loan, the Business Day as set forth on the Funding Confirmation as the "Repurchase Date", by which a repurchase is required to occur, such date to be (i) within five Business Days after the later of the Purchase Date or the Collateral Receipt Date with respect to a Wet Mortgage Loan or (ii) within five Business Days after the Purchase Date with respect to a Dry Mortgage Loan, unless such date has been accelerated in connection with either an Event of Default pursuant to Section 7(a) or a Defective Mortgage Loan pursuant to Section 7(b).

          "Seller": The Seller whose name is set forth on the cover page hereof, and its permitted successors hereunder.

          "Seller's Delivery Instructions": With respect to each Mortgage Loan for which Seller has remitted the Repurchase Price to Purchaser, the notification provided by Seller to Purchaser via facsimile transmission in the Form of Exhibit J, instructing Purchaser to deliver the Dry Submission Package for such Mortgage Loan to the indicated address.

          "Seller's Release": A letter in the form of Exhibit K, delivered by Seller when no Warehouse Lender has an interest in a Mortgage Loan, conditionally releasing all of Seller's interest in a Mortgage Loan upon receipt of payment by Seller.

          "Seller's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit L, to be used for the payment of funds to Seller when no Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

          "Successor Servicer": An entity designated by Purchaser, in conformity with Section 18, to replace Seller as servicer for Purchaser.

          "Supplemental Amount": With respect to each Mortgage Loan, an amount equal to the Disbursement Amount less the Purchase Price.

          "Title Insurance Company": A title insurance company acceptable to Purchaser.

          "Transaction": Any sale of a Mortgage Loan by Seller to Purchaser subject to an obligation of Seller to repurchase such Mortgage Loan pursuant to a Funding Confirmation in accordance with this Agreement.

          "Warehouse Lender": Any lender providing financing to Seller in any fractional amount for the purpose of originating or purchasing Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of Seller to such lender.

          "Warehouse Lender's Release": A letter in the form of Exhibit M, or Exhibit N with respect to any Wet Funding structured as a Rewarehousing Transaction, from a Warehouse Lender to Purchaser, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by Warehouse Lender.

          "Warehouse Lender's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit O, from a Warehouse Lender who has an interest in the Mortgage Loans to which such payment relates.

          "Wet Funding": Either (i) a Closing Transaction initiated by the delivery by Seller, either via electronic or facsimile transmission to Purchaser, of a Closing Loan Purchase Detail and a pledge by Seller to Purchaser to deliver to Custodian a Dry Submission Package by the Scheduled Collateral Receipt Date or (ii) a Rewarehousing Transaction initiated by the delivery by Seller, either via electronic or facsimile transmission to Purchaser, of a Rewarehousing Loan Purchase Detail, a Warehouse Lender's Release and a pledge by Seller to Purchaser to deliver to Custodian a Dry Submission Package by the Scheduled Collateral Receipt Date.

          "Wet Mortgage Loan": A Mortgage Loan for which Purchaser, via Custodian, does not have physical possession of the related Dry Submission Package and which Seller has agreed to pledge to Purchaser all right, title and interest in, to and under such Mortgage Loan, free and clear of all liens, pledges, charges, encumbrances or security interests of any nature.

          "Whole Loan Finance Program": A program designed by Purchaser in which Seller participates pursuant to the terms of the Custodial Agreement and this Agreement.

          "Withdrawal/Deposit Notice": A notice, substantially in the form of Exhibit D, delivered by Seller to Purchaser, from time to time, in connection with withdrawals from and deposits to the Cash Account.

          "Wire Fee": For each disbursement relating to a Closing Transaction, a fee payable to Purchaser by Seller as set forth in the Funding Confirmation.

          Section 2.   Procedures for Purchases of Mortgage Loans.
                       ------------------------------------------

          (a)  General Procedures for Purchases of Mortgage Loans.
               ---------------------------------------------------

               (1) Pursuant to either a Wet Funding or a Dry Funding, Purchaser may, in its sole discretion, from time to time, purchase one or more Mortgage Loans from Seller subject to an obligation of Seller to repurchase such Mortgage Loans. Seller shall be deemed to make for the benefit of Purchaser, as of the applicable dates specified in
                       Section 10, the representations and warranties set forth in Section 10 in respect of each such Mortgage Loan.

               (2) Notwithstanding the satisfaction by Seller of the conditions specified in this Section, Purchaser is not obligated to purchase any Mortgage Loan offered to it hereunder and the decision of Purchaser to purchase such Mortgage Loan shall be at Purchaser's sole discretion. In the event that Purchaser elects to reject a Mortgage Loan offered by Seller for purchase by Purchaser in a Wet Funding or a Dry Funding for any reason and/or does not transmit the Disbursement Amount, any Dry Submission Package delivered to Custodian in anticipation of such purchase shall be returned by Custodian in accordance with the terms of the Custodial Agreement.

          (b)  Specific Procedures for Purchases of Mortgage Loans related to
               --------------------------------------------------------------
               Wet Fundings structured as Closing Transactions.
               -----------------------------------------------

               (1) Prior to Purchaser's election to purchase any Mortgage Loan pursuant to a Wet Funding structured as a Closing Transaction, Purchaser shall have received from Seller a Closing Loan Purchase Detail, either electronically, or via facsimile transmission, and the Seller's Cash Account Balance shall not be less than the sum of the Supplemental Amount plus the Wire Fee. The terms and conditions of each such purchase shall be set forth in this Agreement and in the applicable Funding Confirmation.

               (2) If Purchaser elects to purchase any Mortgage Loan pursuant to a Wet Funding structured as a Closing Transaction, Purchaser shall (i) withdraw the Supplemental Amount, if any, and the Wire Fee from the Cash Account and (ii) pay the Disbursement Amount for such Mortgage Loans to the Escrow Agent by wire transfer of immediately available funds in accordance with the Escrow Agent Standing Wire Instructions.

               (3) With respect to each Wet Funding structured as a Closing Transaction, simultaneously with the payment by Purchaser of the Disbursement Amount for a Mortgage Loan in accordance with the Escrow Agent Standing Wire Instructions, (i) Seller hereby conveys to Purchaser all of Seller's right, title and interest in, to and under such Mortgage Loan, free and clear of all liens, pledges, charges, encumbrances or security interests of any nature, and (ii) Seller hereby covenants to cause to occur a Collateral Receipt by the Scheduled Collateral Receipt Date.

               (4) With respect to each Wet Funding structured as a Closing Transaction, if by the Scheduled Collateral Receipt Date
                      (i) a Collateral Receipt has occurred and (ii) Seller is not in breach of this Agreement or the Custodial Agreement then with respect to any Collateral Receipt containing a Dry Submission Package, a Collateral Receipt Adjustment will occur. If a Collateral Receipt does not occur by the Scheduled Collateral Receipt Date, Purchaser may elect a remedy pursuant to Section 7 including, without limitation, the application of an Incremental Pass-Through Rate.

          (c)  Specific Procedures for Purchases of Mortgage Loans related to
               --------------------------------------------------------------
               Wet Fundings structured as Rewarehousing Transactions.
               -----------------------------------------------------

               (1) Prior to Purchaser's election to purchase any Mortgage Loan pursuant to a Wet Funding structured as a Rewarehousing Transaction, Purchaser shall have received from Seller a Rewarehousing Loan Purchase Detail, either electronically or via facsimile transmission, a Warehouse Lender's Release in the form of Exhibit N, and the Cash Account Balance shall not be less than the sum of the Supplemental Amount. The terms and conditions of each such purchase shall be set forth in this Agreement and in the applicable Funding Confirmation.

               (2) If Purchaser elects to purchase any Mortgage Loan pursuant to a Wet Funding structured as a Rewarehousing Transaction, Purchaser shall (i) withdraw the Supplemental Amount, if any, from the Cash Account and (ii) pay the Disbursement Amount for such Mortgage Loans to the Warehouse Lender by wire transfer of immediately available funds in accordance with the Warehouse Lender's Wire Instructions.

               (3) With respect to each Wet Funding structured as a Rewarehousing Transaction, simultaneously with the payment by Purchaser of the Disbursement Amount for a Mortgage Loan in accordance with the Warehouse Lender's Wire Instructions, (i) Seller hereby conveys to Purchaser all of Seller's right, title and interest in, to and under such Mortgage Loan, free and clear of all liens, pledges, charges, encumbrances or security interests of any nature and (ii) Seller hereby covenants to cause to occur a Collateral Receipt by the Scheduled Collateral Receipt Date.

               (4) With respect to each Wet Funding structured as a Rewarehousing Transaction, if by the Scheduled Collateral Receipt Date (i) a Collateral Receipt has occurred and
                      (ii) Seller is not in breach of this Agreement or the Custodial Agreement then with respect to any Collateral Receipt containing a Dry Submission Package a Collateral Receipt Adjustment will occur. If a Collateral Receipt does not occur by the Scheduled Collateral Receipt Date, Purchaser may elect a remedy pursuant to Section 7 including, without limitation, the application of an Incremental Pass-Through Rate.

          (d)  Specific Procedures for Purchases of Mortgage Loans related to
               --------------------------------------------------------------
               Dry Fundings structured as Closing Transactions.
               -----------------------------------------------

               (1) Prior to Purchaser's election to purchase any Mortgage Loan pursuant to a Dry Funding structured as a Closing Transaction, Purchaser shall have received from Seller a Closing Loan Purchase Detail, either electronically or via a facsimile transmission. Custodian shall have received all applicable documents required by Section 2 of the Custodial Agreement, and the Cash Account Balance shall not be less than the sum of the Supplemental Amount plus the Wire Fee. The terms and conditions of each such purchase shall be set forth in this Agreement and in the applicable Funding Confirmation.

               (2) If Purchaser elects to purchase any Mortgage Loan pursuant to a Dry Funding structured as a Closing Transaction, Purchaser shall (i) withdraw the Supplemental Amount, if any, and the Wire Fee from the Cash Account and (ii) pay the Disbursement Amount for such Mortgage Loans to the Escrow Agent by wire transfer of immediately available funds in accordance with the Escrow Agent Standing Wire Instructions.

               (3) With respect to each Dry Funding structured as a Closing Transaction, simultaneously with the payment by Purchaser of the Disbursement Amount for a Mortgage Loan in accordance with the Escrow Agent Standing Wire Instructions, Seller hereby conveys to Purchaser all of Seller's right, title and interest in, to and under such Mortgage Loan, free and clear of all liens, pledges, charges, encumbrances or security interests of any nature.

               (4) With respect to each Dry Funding structured as a Closing Transaction, if a Repurchase has not occurred by the Scheduled Repurchase Date and if Seller has not repurchased the related Mortgage Loan(s), Purchaser may elect a remedy pursuant to Section 7 including, without limitation, the application of an Incremental Pass-Through Rate.

          (e)  Specific Procedures for Purchases of Mortgage Loans related to
               --------------------------------------------------------------
               Dry Fundings structured as Rewarehousing Transactions.
               -----------------------------------------------------

               (1) Prior to Purchaser's election to purchase any Mortgage Loan pursuant to a Dry Funding structured as a Rewarehousing Transaction, Purchaser shall have received from Seller a Rewarehousing Loan Purchase Detail, either electronically or via a facsimile transmission, an original of a Warehouse Lender's or Seller's Release, and the Cash Account Balance shall not be less than the sum of the Supplemental Amount. Custodian shall have received all applicable documents required by Section 2 of the Custodial Agreement. The terms and conditions of each such purchase shall be set forth in this Agreement and in the applicable Funding Confirmation.

               (2) If Purchaser elects to purchase any Mortgage Loan pursuant to a Dry Funding structured as a Rewarehousing Transaction, Purchaser shall (i) withdraw the Supplemental Amount, if any, from the Cash Account and (ii) pay the Disbursement Amount for such Mortgage Loans to the Warehouse Lender or Seller by wire transfer of immediately available funds in accordance with the Warehouse Lender's Wire Instructions or Seller's Wire Instructions.

               (3) With respect to each Dry Funding structured as a Rewarehousing Transaction, simultaneously with the payment by Purchaser of the Disbursement Amount for a Mortgage Loan, in accordance with the Warehouse Lender's or Seller's Wire Instructions, Seller hereby conveys to Purchaser all of Seller's right, title and interest in, to and under such Mortgage Loan, free and clear of all liens, pledges, charges, encumbrances or security interests of any nature.

               (4) With respect to each Dry Funding structured as a Rewarehousing Transaction, if a Repurchase has not occurred by the Scheduled Repurchase Date and if Seller has not repurchased the related Mortgage Loan(s), Purchaser may elect a remedy pursuant to Section 7 including the application of an Incremental Pass-Through Rate.

     Section 3.  Procedure for Repurchases of Mortgage Loans.
                 -------------------------------------------

     (a) With respect to each Mortgage Loan, on either the Scheduled Collateral Receipt Date or the Scheduled Repurchase Date, if Seller has not satisfied the requirements of this Agreement or Purchaser has elected not to purchase such Mortgage Loan:

          (i) the Pass-Through Rate shall increase by the Incremental Pass-Through Rate:

          (ii) the Seller shall remit the Repurchase Price to Purchaser and Purchaser shall assign, transfer and convey to Seller all of Purchaser's right, title and interest in, to and under such Mortgage Loan, free and clear of all liens, pledges, charges, claims, encumbrances or security interests of any nature; and

          (iii) upon receipt of the Repurchase Price and Seller's Delivery Instructions from Seller, Purchaser shall direct Custodian to deliver the Dry Submission Package related to such Mortgage Loan pursuant to the Seller's Delivery Instructions.

     Section 4.  Terms of Each Transaction.
                 -------------------------

     (a) The obligations of the parties hereto shall, with respect to each Transaction, begin on a Purchase Date and terminate on the Repurchase Date or on the satisfaction by Seller of its obligations pursuant to Section 7.

     (b) The terms and conditions of each Transaction, including, without limitation, the Purchase Date, the Scheduled Repurchase Date, the Mortgage Loan subject thereto, the Purchase Price, the Pass-Through Rate, the Incremental Pass-Through Rate, the Scheduled Collateral Receipt Date for Wet Fundings only, the Custodial Fee and, if applicable, the Wire Fee, shall be set forth in the related Funding Confirmation. Each Funding Confirmation shall be deemed to be controlling as to the related terms and provisions of the purchase of a Mortgage Loan, absent manifest error, without regard to any other oral or written communication between Purchaser and Seller with respect to the purchase of such Mortgage Loan. With respect to the purchase or repurchase of a Mortgage Loan, in the event of any conflict between the terms and the provisions of this Agreement and the terms and provisions of the related Funding Confirmation, the terms and provisions of the related Funding Confirmation will prevail over the terms and provisions of this Agreement.

     Section 5.  Cash Account.
                 ------------

     (a) Seller hereby authorizes and directs Purchaser to create the Cash Account. The Cash Account shall be held in trust for Seller subject to the terms and conditions of this Agreement. Purchaser shall notify Seller, via electronic or facsimile transmission, of the Cash Account Balance on each Business Day when the Cash Account Balance is greater than zero and on each Business Day on which a Transaction occurs hereunder.

     (b) Purchaser shall credit the Cash Account for (i) any deposits therein by Seller upon Seller's written direction pursuant to a Withdrawal/Deposit Notice, (ii) any Supplemental Amount for any Mortgage Loan upon the refunding to Purchaser of the Disbursement Amount for such Mortgage Loan by the Escrow Agent upon any failure to apply the Disbursement Amount in connection with the proposed funding of a Mortgage Loan, (iii) any credit pursuant to a Cash Account Adjustment and (iv) any Cash Account Interest Accruals.

     (c) Purchaser shall debit the Cash Account for (i) any withdrawals therefrom by Seller upon Seller's written direction pursuant to a Withdrawal/Deposit Notice, (ii) the Supplemental Amount for any Mortgage Loan upon payment of the Disbursement Amount for such Mortgage Loan to the Escrow Agent in accordance with Section 2(c)(1), (iii) any debit pursuant to a Cash Account Adjustment and (iv) any Wire Fees.

     (d) Upon termination of this Agreement and payment in full of all obligations owing by Seller hereunder and under the Custodial Agreement, Purchaser shall remit to Seller the Cash Account Balance.

     Section 6.  Servicing of the Mortgage Loans.
                 -------------------------------

     (a) Seller shall service and administer each Mortgage Loan on behalf of Purchaser in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry, provided that Seller shall at all times comply with applicable law and the requirements of any applicable insurer or guarantor so that the insurance in respect of any Mortgage Loan is not voided or reduced. Seller shall at all times maintain accurate and complete records of its servicing of each Mortgage Loan, and Purchaser may, at any time during Seller's business hours, on reasonable notice, examine and make copies of such records. Upon Purchaser's request, Seller shall deliver to Purchaser reports regarding the status of each Mortgage Loan, which reports shall include, without limitation, circumstances that could materially adversely affect any such Mortgage Loan, Purchaser's ownership of any such Mortgage Loan or the collateral securing any such Mortgage Loan.

     (b) Within five Business Days of notice from Purchaser, or immediately upon notice if an Event of Default has occurred, Seller shall establish and maintain a Custodial Account entitled "[name of Seller], in trust for Paine Webber Real Estate Securities Inc. and its assignees under the Mortgage Loan Repurchase Agreement dated [the date of this Agreement]" and shall promptly deposit into such Custodial Account, in the form received with any necessary endorsements, all collections received in respect of each Mortgage Loan that are payable to Purchaser as the owner of each such Mortgage Loan.

     (c) Amounts deposited in the Custodial Account with respect to any Mortgage Loan shall be held in trust for Purchaser as the owner of such Mortgage Loan and shall be released only as follows:

          (1) All amounts deposited in the Custodial Account shall be paid to Seller upon the repurchase by Seller of the related Mortgage Loans from Purchaser if, and to the extent that, the Repurchase Prices and all other amounts due and payable to Purchaser hereunder with respect to such Mortgage Loans have been paid. The amounts paid to Seller (if any) pursuant to this Section 6(c)(1) shall constitute Seller's sole compensation for servicing the Mortgage Loans as provided in this Section 6.

          (2) If a Successor Servicer is appointed by Purchaser (either under the circumstances set forth in Section 7 or otherwise), or if an Event of Default has occurred, all amounts deposited in the Custodial Account shall be paid to Purchaser promptly upon such delivery.

          (3) During the period that Seller acts as servicer, all amounts deposited in the Custodial Account shall be released only in accordance with Purchaser's written instructions.

    Section 7. Remedies.
               --------

    (a) Upon the occurrence of an Event of Default, at the option of Purchaser exercised by written notice to Seller (which option shall be deemed to have been exercised even if no notice is given, immediately upon the occurrence of an Act of Insolvency with respect to Seller or Parent Company), the Scheduled Repurchase Date for each Transaction hereunder shall be deemed immediately to occur and, upon exercise of such option, (i) Seller's obligations hereunder to repurchase all Mortgage Loans shall thereupon become immediately due and payable, (ii) the Pass-Through Rate applicable to each Mortgage Loan shall increase by the Incremental Pass-Through Rate, (iii) all amounts then or thereafter held in any Custodial Accounts and the Cash Account shall be retained by Purchaser and applied to the aggregate unpaid Repurchase Prices owed by Seller and to any other amounts owing by Seller hereunder or under the Custodial Agreement and (iv) Purchaser may, with concurrent notice to Seller (A) immediately sell in a recognized market or in any other commercially reasonable manner at such price or prices as Purchaser may reasonably deem satisfactory, any or all the Mortgage Loans and apply the proceeds thereof (net of any expenses of sale) to the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder or under the Custodial Agreement or (B) in its sole discretion elect, in lieu of selling all or a portion of such Mortgage Loans, to give Seller credit for such Mortgage Loans in an amount equal to the price therefore on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder or under the Custodial Agreement, and in either case upon the determination and receipt by Purchaser of all such amounts owing by Seller (including, without limitation, any unpaid fees, expenses, legal fees and expenses of Purchaser's counsel or other amounts owing to Purchaser under this Agreement or the Custodial Agreement), Purchaser shall transfer any remaining portion of the Mortgage Loans and proceeds thereof to either (1) Seller, if in Purchaser's reasonable judgment Seller is legally entitled thereto, (2) such other entity as is in Purchaser's reasonable judgment legally entitled thereto or (3) if Purchaser cannot determine in its judgment the entity entitled thereto, a court of competent jurisdiction;

provided that Seller shall be liable for any deficiency if the proceeds of any sale or other disposition of the Mortgage Loans and any amounts applied from the Custodial Account and the Cash Account are insufficient to pay all amounts to which Purchaser is entitled hereunder.

     (b) If any Mortgage Loan becomes a Defective Mortgage Loan prior to the Repurchase Date, the Pass-Through Rate applicable to such Defective Mortgage Loan shall increase by the Incremental Pass-Through Rate, and Purchaser, at its election, may immediately accelerate the Scheduled Repurchase Date and require that Seller, upon receipt of such election, immediately repurchase such Defective Mortgage Loan by remitting to Purchaser (in immediately available funds in accordance with Purchaser's Wire Instructions) the Repurchase Price for such Defective Mortgage Loan.

     (c) If Seller fails to comply with its obligations in the manner described in Section 7(b), Seller's rights and obligations to service Mortgage Loans, as provided in this Agreement, shall terminate. If an Event of Default occurs, Seller's rights and obligations to service the Mortgage Loans, as provided in this Agreement, shall terminate immediately, without any notice or action by Purchaser. Upon any such termination, Purchaser is hereby authorized and empowered as the exclusive agent for Seller to sell and transfer such rights to service the Mortgage Loans for such price and on such terms and conditions as Purchaser shall reasonably determine, and Seller shall not otherwise attempt to sell or transfer such rights to service without the prior consent of Purchaser. Seller shall perform all acts and take all action so that the Mortgage Loans and all files and documents relating to such Mortgage Loans held by Seller, together with all escrow amounts relating to such Mortgage Loans, are delivered to a Successor Servicer. To the extent that the approval of any other insurer or guarantor is required for any such sale or transfer, Seller shall fully cooperate with Purchaser to obtain such approval. Upon exercise by Purchaser of its remedies under this Section 7(b), Seller hereby authorizes Purchaser to receive all amounts paid by any purchaser of such rights to service the Mortgage Loans and to remit such amounts to Seller subject to Purchaser's rights of set-off under this Agreement. Purchaser is hereby appointed the attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing or endorsing any instruments that Purchaser may deem necessary or advisable to accomplish the purposes hereof, including, without limitation, completing or correcting any endorsement of a Mortgage Note or Assignment of Mortgage, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Purchaser shall have the right and power when exercising its remedies contemplated by this Section 7(b) to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Mortgage Notes and to give full discharge for the same.

     (d)  Each Mortgage Loan required to be delivered to a Successor Servicer by
Section 7(b) shall be delivered free of any servicing rights in favor of Seller and free of any title, interest, lien, encumbrance or claim of any kind of Seller, and Seller shall deliver or cause to be delivered all files and documents relating to each Mortgage Loan held by Seller to a Successor Servicer. Seller shall promptly take such actions and furnish to Purchaser such documents that Purchaser deems necessary or appropriate to enable Purchaser to cure any defect in each such Mortgage Loan or to enforce such Mortgage Loans, as appropriate.

     (e) Seller agrees to indemnify and hold Purchaser and its assigns harmless from and against all Losses resulting from or relating to any Event of Default.

     (f) No election by Purchaser pursuant to this Section 7 shall relieve Seller of responsibility or liability for any breach of or under this Agreement.

     (g) Seller hereby grants Purchaser a right of set-off, to secure the payment of any amounts that may be due and payable to Purchaser from Seller, such right to be upon any and all monies or other property of Seller held or received by Purchaser, or due and owing from Purchaser to Seller.

     Section 8.  Transfers of Mortgage Loan by Purchaser.  Purchaser may, in its
                 ---------------------------------------
sole discretion, assign all of its right, title and interest in or grant a security interest in any Mortgage Loan sold by Seller hereunder and all rights of Purchaser under this Agreement and the Custodial Agreement, in respect of such Mortgage Loan to Assignee, subject only to an obligation on the part of Assignee to deliver each such Mortgage Loan to Purchaser to permit Purchaser or its designee to make delivery thereof to Seller on the Repurchase Date. It is anticipated that such assignment to Assignee will be made by Purchaser, and, Seller hereby irrevocably consents to such assignment. No notice of such assignment shall be given by Purchaser to Seller. Assignment by Purchaser of the Mortgage Loans as provided in this Section 8 shall not release Purchaser from its obligations otherwise under this Agreement.

     Without limitation of the foregoing, an assignment of a Mortgage Loan to Assignee, as described in this Section 8, shall be effective upon delivery to Assignee of a Dry Submission Package.

     Section 9.  Record Title to Mortgage Loans, Intent of Parties, Security
                 -----------------------------------------------------------
                 Interest.
                 --------

     (a) From and after the delivery of the related Dry Submission Package, and subject to the remedies of Purchaser in Section 7, Seller shall remain the last named payee or endorsee of each Mortgage Note and the mortgagee or assignee of record of each Mortgage in trust for the benefit of Purchaser, for the sole purpose of facilitating the servicing of such Mortgage Loan.

     (b) Seller shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership interest in each Mortgage Loan of Purchaser.

     (c) Purchaser and Seller confirm that the Transactions contemplated herein are intended to be sales of the Mortgage Loans by Seller to Purchaser rather than borrowings secured by the Mortgage Loans. In the event, for any reason, any Transaction is construed by any court or regulatory authority as a borrowing rather than as a sale, Seller and Purchaser intend that Purchaser or Assignee, as the case may be, shall have a perfected first priority security interest in the Collateral, free and clear of adverse claims. In such case, Seller shall be deemed to have hereby granted to Purchaser or Assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to Purchaser or Assignee, as the case may be, and Purchaser or Assignee, as the case may be, shall have all of the rights of a secured party under applicable law. Seller shall, not later than the date of the first purchase of a Mortgage Loan by Purchaser under this Agreement, deliver to Purchaser a UCC-1 Financing Statement, executed by Seller, containing a description of collateral in the form attached hereto in Exhibit I.

     Section 10. Representations and Warranties.
                 ------------------------------

     (a) Seller hereby represents and warrants to Purchaser as of the date hereof and as of the date of each delivery of a Submission Package that:

          (i) Seller is duly organized, validly existing and in good standing under the laws of the state of its organization or of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the state where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Seller. Seller has all requisite power and authority (including, if applicable, corporate power) to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of Seller; and all requisite action (including, if applicable, corporate action) has been taken by Seller to make this Agreement valid and binding upon Seller in accordance with its terms;

          (ii) No approval of the transactions contemplated by this Agreement from the OTS, the NCUA, the FDIC or any similar federal or state regulatory authority having jurisdiction over Seller is required, or if required, such approval has been obtained. The transfers, assignments and conveyances provided for herein are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

          (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Seller and will not result in the breach of any term or provision of the charter or by-laws of Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject;

          (iv) This Agreement, the Custodial Agreement and every document to be executed by Seller pursuant to this Agreement is and will be valid, binding and subsisting obligations of Seller, enforceable in accordance with their respective terms. No consents or approvals are required to be obtained by Seller or its Parent Company for the execution, delivery and performance of this Agreement or the Custodial' Agreement by Seller;

          (v) All information relating to Seller that Seller has delivered or caused to be delivered to Purchaser, including, but not limited to, all documents related to this Agreement, the Custodial Agreement or Seller's financial statements, and all such information hereafter furnished by Seller, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein or herein in light of the circumstances under which they were made, not misleading. Seller has disclosed in writing any and all facts relating to Seller that materially and adversely affect or may affect the business operations or financial condition of Seller or the ability of Seller to perform its obligations under this Agreement;

          (vi) There are no actions, suits or proceedings pending, or to the knowledge of Seller threatened, including any claims for which an action, suit or proceeding has not been commenced, against or affecting Seller or any of its assets in any court or before any arbitrator or before any governmental commission, board, bureau or other administrative agency that, in any such case, if adversely determined, would have a material adverse effect on the financial condition or business of Seller or the ability of Seller to perform under this Agreement, each Funding Confirmation and the Custodial Agreement; and

          (vii) The principal place of business and chief executive office of Seller is located at the address set forth opposite Seller's name on the cover page hereof.

     (b) Seller hereby represents, warrants and covenants to Purchaser with respect to each Mortgage Loan as of the related Purchase Date that:

          (i) The Mortgage Loan conforms in all respects to the requirements of this Agreement and the related Funding Confirmation;

          (ii) Seller is the sole owner and holder of the Mortgage Loan, free and clear of any and all liens, pledges, charges, claims, encumbrances or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement;

          (iii) Seller shall have entered into a sub-servicing agreement with respect to the Mortgage Loan, which agreement shall be satisfactory to Purchaser in its reasonable business judgment;

          (iv) The Mortgage is a valid and subsisting first lien on the property therein described and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable. Any pledge account, security agreement, chattel mortgage or equivalent document related to, and delivered to Purchaser with the Mortgage, establishes in Seller a valid and subsisting first lien on the property described therein, and Seller has full right to sell and assign the same to Purchaser;

           (v) Neither Seller nor any prior holder of the Mortgage has modified the Mortgage in any material respect; satisfied, canceled or subordinated the Mortgage in whole or in part; released the Mortgaged Property in whole or in part from the lien of the Mortgage; or executed any instrument of release, cancellation, modification or satisfaction unless such release, cancellation, modification or satisfaction does not adversely affect the value of the Mortgage Loan and is contained in the related Document File;

          (vi) The Mortgage Loan is not in default, and all Monthly Payments due prior to the Purchase Date and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges but only to the extent that such water, sewer and municipal charges constitute a lien on the Mortgage Property, leasehold payments and ground rents have been paid. Seller has not advanced funds, or induced or solicited any advance of funds by a party other than the Mortgagor directly or indirectly, for the payment of any amount required by the Mortgage Loan. The collection practices used by each entity which has serviced the Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage servicing business. With respect to escrow deposits and payments in those instances where such were required, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note;

          (vii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace of cure period, would constitute a default, breach, violation or event of acceleration; and Seller has not waived any default, breach, violation or event of acceleration;

          (viii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and property executed by the Mortgagor;

          (x) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury, and the Mortgage Loan is not usurious;

          (xi) Any and all requirements of any federal, state or local law including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and Seller shall deliver to Purchaser upon demand, evidence of compliance with all such requirements;

          (xii) Either: (i) Seller and every other holder of the Mortgage, if any, were authorized to transact and do business in the jurisdiction in which the Mortgaged Property is located at all times when such party held the Mortgage; or (ii) the loan of mortgage funds, the acquisition of the Mortgage (if Seller was not the original lender), the holding of the Mortgage and the transfer of the Mortgage did not constitute the transaction of business or the doing of business in such jurisdiction;

          (xiii) The Mortgage Loan has closed and the proceeds of the Mortgage Loan have been fully disbursed; provided that, with respect to Mortgage Loans originated within the previous 120 days, alterations and repairs with respect to the Mortgaged Property or any part thereof may have required an escrow of funds in an amount sufficient to pay for all outstanding work within 120 of the origination of the Mortgage Loan, and if so, such funds are held in escrow by Seller, a title company or other escrow agent;

          (xiv) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, (ii) in the case of a Mortgage designated as a security deed, by non judicial sale, (iii) in the case of a Mortgage designated as any other instrument which provides for enforcement by a non judicial sale, by nonjudicial sale, and (iv) otherwise by judicial foreclosure;

          (xv) The Mortgage Loan was originated free of any "original issue discount" with respect to which the owner of the Mortgage Loan could be deemed to have income pursuant to Sections 1271 et sect., of the Internal Revenue Code;

          (xvi) At origination, the Mortgaged Property was free and clear of all mechanics' and materialmen's liens or liens in the nature thereof which are or could be prior to the Mortgage lien, and no rights are outstanding that under law could give rise to any such lien;

          (xvii) Either (i) all improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property or (ii) the short form title insurance policy insures against loss or damage resulting from any encroachments of boundary lines affecting the Mortgage Property;

          (xviii) As of the closing date of origination the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The

                    Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence (except as may be otherwise permitted by the terms hereof);

          (xix) There is no proceeding pending for the total or partial condemnation of the Mortgaged Property and said property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty;


          (xx) All buildings upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to fire and hazard insurance policies with extended coverage or other insurance required by Purchaser, in an amount at least equal to the greater of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum insurable value (replacement cost without deduction for depreciation) of the improvements constituting the Mortgaged Property. If applicable laws limit the amount of such insurance to the replacement cost of the improvements constituting the Mortgaged Property or to some other amount, then such insurance is in an amount equal to the maximum allowed by such laws. Such insurance amount is sufficient to prevent the Mortgagor or the loss payee under the policy from becoming a co-insurer. The insurer issuing such insurance is acceptable pursuant to a Program. All individual insurance policies contain a standard mortgagee clause naming Seller, its successors and assigns, as mortgagee and all premiums thereon have been paid. Each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefore from the Mortgagor. Any flood insurance required by applicable law has been obtained;

          (xxi) The related Mortgage Note is payable on the Due Date of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, providing for full amortization by maturity, over an original term of not more than thirty years;

          (xxii) The Mortgaged Property consists of a single parcel of real property;

          (xxiii) There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the

                    Mortgagor's credit standing that can be reasonably expected to cause private institutional investors to regard, the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the value or marketability of the Mortgage Loan. As used herein, "knowledge" shall be deemed to include (A) knowledge of facts or conditions of which Seller (including without limitation, any of its directors, officers, agents or employees) either is actually aware or should have been aware under the circumstances with the exercise of reasonable care, due diligence and competence in discharging Seller's duties, (B) all matters of public record, and (C) the making of any representation or warranty that is inaccurate or incomplete, unless Seller can demonstrate otherwise. The term "due diligence" means the care which Seller would exercise in obtaining and verifying information for a loan in which Seller would be entirely dependent on the property securing such loan and on the borrower's creditworthiness as security to protect its investment; and

          (xxiv) Seller originated each such Conforming Mortgage Loan in accordance with FHLMC underwriting standards in effect at the time the Conforming Mortgage Loan was originated and each such Non-Conforming Mortgage Loan in accordance with the Residential Funding Corporation underwriting standards in effect at the time the Non-Conforming Mortgage Loan was originated.

     The representations and warranties of Seller in this Section 9 are unaffected by and supersede any provision in any endorsement of any Mortgage Loan or in any assignment with respect to such Mortgage Loan to the effect that such endorsement or assignment is without recourse or without representation or warranty.

     Section 11.    Covenants of Seller. Seller hereby covenants and agrees with
                    -------------------
                    Purchaser as follows:

     (a)  Seller shall deliver to Purchaser:

          (i) Within 120 days after the end of each fiscal year of Seller, consolidated balance sheets of Seller and its consolidated subsidiaries and the related consolidated statements of income showing the financial condition of Seller and its consolidated subsidiaries as of the close of such fiscal year and the results of operations during such year, and a consolidated statement of cash flows, as of the close of such fiscal year, setting forth, in each case, in comparative form the corresponding figures for the preceding year, all the foregoing consolidated financial statements to be reported on by, and to carry the report (acceptable in form and content to Purchaser) of an independent public accountant of national standing acceptable to Purchaser;

               (ii) Within 60 days after the end of each of the first three fiscal quarters of each fiscal year of Seller, unaudited consolidated balance sheets and consolidated statements of income, all to be in a form acceptable to Purchaser, showing the financial condition and results of operations of Seller and its consolidated subsidiaries on a consolidated basis as of the end of each such quarter and for the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, certified by a financial officer of Seller (acceptable to Purchaser) as presenting fairly the financial position and results of operations of Seller and its consolidated subsidiaries and as having been prepared in accordance with generally accepted accounting principles consistently applied, in each case, subject to normal year-end audit adjustments;

               (iii) Promptly upon receipt thereof, a copy of each other report submitted to Seller by its independent public accountants in connection with any annual, interim or special audit of Seller;

               (iv) Promptly upon becoming aware thereof, notice of (1) the commencement of, or any determination in, any legal, judicial or regulatory proceedings, (2) any dispute between Seller or its Parent Company and any governmental or regulatory body, (3) any event or condition, which, in any case of (1) or (2), if adversely determined, would have a material adverse effect on (A) the validity or enforceability of this Agreement, (B) the financial condition or business operations of Seller, or (C) the ability of Seller to fulfill its obligations under this Agreement or (4) any material adverse change in the business, operations, prospects or financial condition of Seller, including, without limitation, an Act of Insolvency with respect to Seller or its Parent Company;

               (v) Promptly upon becoming available, copies of all financial statements, reports, notices and proxy statements sent by its Parent Company, Seller or any of Seller's consolidated subsidiaries in a general mailing to their respective stockholders and of all reports and other material (including copies of all registration statements under the Securities Act of 1933, as amended) filed by any of them with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said Commission;

               (vi) Promptly upon becoming available, copies of any press releases issued by its Parent Company or Seller and copies of any annual and quarterly financial reports and any reports on Form H-(b)12 which its Parent Company or Seller may be required to file with the OTS or the RTC or comparable reports which a Parent Company or Seller may be required to file with the FDIC or any other federal banking agency containing such financial statements and other information concerning such Parent Company's or Seller's business and affairs as is required to be included in such reports in accordance with the rules and regulations of the OTS, the RTC, the FDIC or such other banking agency, as may be promulgated from time to time;

          (vii) Such supplements to the aforementioned documents and such other information regarding the operations, business, affairs and financial condition of its Parent Company, Seller or any of Seller's consolidated subsidiaries as Purchaser may request; and

          (viii) A copy of (1) the articles of incorporation of Seller and any amendments thereto, certified by the Secretary of State of Seller's state of incorporation, (2) a copy of Seller's by-laws, together with any amendments thereto, (3) a copy of the resolutions adopted by Seller's Board of Directors authorizing Seller to enter into this Agreement and the Custodial Agreement and authorizing one or more of Seller's officers to execute the documents related to this Agreement and the Custodial Agreement, and (4) a certificate of incumbency and signature of each officer of Seller executing any document in connection with this Agreement.

     (c) Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, any sale of a Mortgage Loan to Purchaser.

     (d) Seller will not sell any Mortgage Loan to Purchaser with any intent to hinder, delay or defraud any of Seller's creditors.

     (e) Seller shall comply, in all material respects, with all laws, rules and regulations to which it is or may become subject.

     (f) Seller shall, upon request of Purchaser, promptly execute and deliver to Purchaser all such other and further documents and instruments of transfer, conveyance and assignment, and shall take such other action as Purchaser may require more effectively to transfer, convey, assign to and vest in Purchaser and to put Purchaser in possession of the property to be transferred, conveyed, assigned and delivered hereunder and otherwise to carry out more effectively the intent of the provisions under this Agreement.

     (g) If during the term of a Transaction, Seller gains possession of a Dry Submission Package that relates to the Transaction, Seller shall hold such Dry Submission Package in trust for Purchaser, immediately notify Purchaser of the specific Dry Submission Package being held by Seller and promptly deliver such Dry Submission Package via overnight courier in accordance with Purchaser's instructions.

     Section 12.  Term.  This Agreement shall continue in effect until
                  ----
terminated as to future transactions by written instruction signed by either Seller or Purchaser and delivered to the other, provided that no termination will affect the obligations hereunder as to any outstanding Transaction.

     Section 13.  Exclusive Benefit of Parties; Assignment.  This Agreement is
                  -----------------------------------------
for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other person, including the Custodian. Except as provided in Section 7, no rights or obligations created by this Agreement may be assigned by any party hereto without the prior written consent of the other parties.

     Section 14.  Amendments, Waivers; Cumulative Rights.  This Agreement may be
                  --------------------------------------
amended from time to time only by written agreement of Seller and Purchaser.
Any forbearance, failure or delay by either party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by Purchaser of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of Purchaser shall continue in full force and effect until specifically waived by Purchaser in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

     Section 15.  Execution in Counterparts.  This Agreement may be executed in
                  -------------------------
any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     Section 16.  Effect of Invalidity of Provisions.  In case any one or more
                  ----------------------------------
of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

     Section 17.  Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

     Section 18.  Notices.  Any notices, consents, elections, directions and
                  -------
other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when telecopied or delivered by overnight courier to, personally delivered to, or on the third day following the placing thereof in the mail, first class postage prepaid to, the respective addresses set forth on the cover page hereof for Seller and Purchaser, or to such other, address as either party shall give notice to the other party pursuant to this Section 18. Notices to Assignee shall be given to such address as Assignee shall provide to Seller in writing.

     Section 19.  Entire Agreement.  This Agreement, the Funding Confirmations
                  ----------------
and the Custodial Agreement contain the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements between them, oral or written, of any nature whatsoever with respect to the subject matter hereof.

     Section 20.  Costs of Enforcement.  In addition to any other indemnity
                  --------------------
specified in this Agreement, in the event of a breach by Seller of this Agreement or the Custodial Agreement, Seller agrees to pay the reasonable attorneys' fees and expenses of Purchaser and, when applicable, Assignee incurred as a consequence of such breach.

     Section 21.  Consent to Service.  Each party irrevocably consents to the
                  ------------------
service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 18.

     Section 22.  Construction.  The headings in this Agreement are for
                  ------------
convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement, and are incorporated herein by reference. The singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

     IN WITNESS WHEREOF, Purchaser and Seller have duly executed this Agreement as of the date and year set forth on the cover page hereof.

                              PAINE WEBBER REAL ESTATE SECURITIES INC.


                              By:   /s/
                                    ______________________________________
                              Name:_______________________________________
                              Title:______________________________________


                              CRESCENT MORTGAGE SERVICES, INC.


                              By:   /s/
                                    ______________________________________
                              Name:_______________________________________
                              Title:______________________________________
                              Address (if different from cover page):

                                                                       EXHIBIT A


                   PAINE WEBBER REAL ESTATE SECURITIES INC.
                   CLOSING LOAN PURCHASE DETAIL

                   CLIENT:________________



                                                                                                         # OF
                FUNDING       DESIRED                                                                   MONTHS        FIRST
 LOAN DATA       TYPE         FUNDING                     FACE       DISBURSEMENT      NOTE RATE          TO          PAYMENT
  LOAN #        WET/DRY        DATE       LAST NAME      AMOUNT         AMOUNT          (F or A)       MATURITY        DATE
[_______]      [_____]       [_____]     [_______]      [______]    [___________]     [_________]     [_______]      [______]

    WIRE
INSTRUCTIONS                                 ABA                         TITLE
  BANK NAME      CITY          STATE        NUMBER       ACCOUNT #      COMPANY         ORDER #
 [_______]      [_____]       [_____]     [_______]      [______]    [___________]     [_________]

                                                                                                         # OF
                FUNDING       DESIRED                                                                   MONTHS        FIRST
 LOAN DATA       TYPE         FUNDING                     FACE       DISBURSEMENT      NOTE RATE          TO          PAYMENT
  LOAN #        WET/DRY        DATE       LAST NAME      AMOUNT         AMOUNT          (F or A)       MATURITY        DATE
[_______]      [_____]       [_____]     [_______]      [______]    [___________]     [_________]     [_______]      [______]

    WIRE
INSTRUCTIONS                                 ABA                         TITLE
  BANK NAME      CITY          STATE        NUMBER       ACCOUNT #      COMPANY         ORDER #
 [_______]      [_____]       [_____]     [_______]      [______]    [___________]     [_________]

                        CLIENT:________________________

                                                                                   # OF
                FUNDING       DESIRED                                              MONTHS
 LOAN DATA       TYPE         FUNDING                     FACE       NOTE RATE      TO
  LOAN #        WET/DRY        DATE       LAST NAME      AMOUNT       (F or A)    MATURITY
[_______]      [_____]       [_____]     [_______]      [______]    [_________]   [______]

    WIRE
INSTRUCTIONS

  WAREHOUSE
 OR SELLER'S     ABA         ACCOUNT
  BANK NAME     NUMBER       NUMBER
 [_______]      [_____]     [_______]
                                                                                        # OF
                FUNDING       DESIRED                                                  MONTHS
 LOAN DATA       TYPE         FUNDING                     FACE        NOTE RATE          TO
  LOAN #        WET/DRY        DATE       LAST NAME      AMOUNT       (F or A)         MATURITY
[_______]      [_____]       [_____]     [_______]      [______]    [___________]     [_________]

  WAREHOUSE
 OR SELLER'S     ABA         ACCOUNT
  BANK NAME     NUMBER       NUMBER
 [_______]      [_____]     [_______]



                                                                       EXHIBIT D

                    WITHDRAWAL/DEPOSIT NOTICE: CSH ACCOUNT
                           (ON SELLER'S LEATHERHEAD)

Please process a wire transfer representing a:
(Please check appropriate box)


                                                            WITHDRAWAL       [_]

                                                            DEPOSIT          [_]
From/To our Cash Account in the amount $_____________ on [Date].

The funds should be transferred in accordance with the following instruction:

                                  Bank Name:
                                  City, State:
                                  ABA #:
                                  Account #
                                  Account Name:
                                  Ref: [Name of Seller]

Deposits only require "Bank Name" and "City, State" information to be completed.

                                       [Seller]*



                                       By:_______________________________
                                       Name: ____________________________



______________________________

     * The authorized officer of each Seller executing this letter must also have executed the Cash Account Wire Instructions.

                                                                       EXHIBIT E


                        [CASH ACCOUNT WIRE INSTRUCTIONS]
                            (ON SELLER'S LETTERHEAD)

Paine Webber Real Estate Securities Inc.  [Date]
1285 Avenue of the Americas
New York, New York 10019

    Re:  Whole Loan Finance Program
         --------------------------

Ladies and Gentlemen:

     Set forth below are the [Seller's] wire instructions applicable to the above referenced Whole Loan Finance Program with [Seller].

Wire Instructions:
-----------------

          Wire location No. 1                  Wire location No. 2
          -------------------                  -------------------
          Bank Name:                           Bank Name:
          City, State:                         City, State:
          ABA #:                               ABA #:
          Account #:                           Account #:
          Account Name:                        Account Name:
          Ref:                                 Ref:

     Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying our Cash Account Wire Instructions for the Whole Loan Finance Program and shall remains in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                                   Very truly yours,

                                   [SELLER]*

                                   By:_____________________________________
                                   Name:___________________________________
                                   Title:__________________________________

Receipt acknowledged by:

PAINE WEBBER REAL ESTATE
SECURITIES INC.

By:__________________________
Name:________________________
Title:_______________________



__________________________
     * Please add additional signatures of any person authorized to execute a Cash Account Withdrawal/Deposit Notice. Only authorized persons who have executed this letter may execute a Cash Account Withdrawal/Deposit Notice.

                                                                       EXHIBIT F


                       [CASH ACCOUNT ADJUSTMENT NOTICE]

                                                                          [Date]

To: [SELLER]
Re: [SELLER'S CASH ACCOUNT #_____________]

A journal entry will be processed today reflecting the following adjustment to your Cash Account.

          [_]          CREDIT OF $____________________

          [_]          DEBIT OF $_____________________


     Explanation is as follows:
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

     Upon request, additional backup documentation will be provided.

                                        Very truly yours,

                                        PAINE WEBBER REAL ESTATE
                                        SECURITIES INC.

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

                                                                       EXHIBIT G


                    ESCROW AGENT STANDING WIRE INSTRUCTIONS
                           (ON SELLER'S LETTERHEAD)
                                                                          [Date]

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

     Re:  Whole Loan Finance Program

Ladies and Gentlemen:

     Set forth below are [Escrow/Title Companies] wire instructions applicable to the above-mentioned Whole Loan Finance Program with [Seller].

Escrow/Title Wire Instructions:
-------------------------------

   Bank Name:
   City, State:
   ABA #:
   Account #:
   Account Name:

   All funds wired to the above referenced wire locations are to be held in trust for Paine Webber until such time as the corresponding Mortgage Loan, which is referenced on the Closing Loan Purchase Detail, is recorded and funds are disbursed. If the Mortgage Loan is not recorded within twenty-four (24) hours of receipt of the funds, the funds are to be returned via federal funds wire transfer to Paine Webber as follows:

                         Attn: Whole Loans PWRES, INC.
                         Citibank, NYC, ABA # 021000089
                      further credit to Account #38897271

     Between the time the funds are received and such Mortgage Loan is recorded, the acceptance of instructions regarding use of the funds that are in conflict with the Escrow/Title Wire Instructions are only to be followed if said instructions are in writing from Paine Webber. This provision shall be irrevocable and can only be modified with the express approval of Paine Webber.

     Please acknowledge receipt of this letter in the space provided below.
This letter supersedes and replaces any prior instruction received by Paine Webber and shall remain in effect unless superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                         Very truly yours,

                                         [SELLER]


Receipt acknowledged by:                 By:__________________________________
PAINE WEBBER REAL ESTATE                 Name:________________________________
SECURITIES INC.                          Title:_______________________________

                                         [ESCROW AGENT/TITLE COMPANY]

By: ____________________________         By:__________________________________
Name: __________________________         Name:________________________________
Title: _________________________         Title:_______________________________

                                                                       EXHIBIT H


                   [PURCHASER'S WIRE INSTRUCTIONS TO SELLER]


Wire Instructions:
-----------------

     Bank Name:
     City, State:
     ABA #:
     Account #:
     Account Name
     Ref: [Name of Seller]

                                                                       EXHIBIT I


                           UCC-1 FINANCING STATEMENT



Debtor:         [Seller]

Secured Party:  Paine Webber Real Estate Securities Inc.

Item:
----

     All right (including the power to convey title thereto), title and interest of Debtor in and to the property listed below:

          All participation certificates, trust receipts, mortgage loans, mortgage notes, mortgages or deeds of trust, assignments thereof and any and all documents and instruments related thereto, which are subject to the interest of Secured Party or any assignee under or pursuant to a Mortgage Loan Repurchase Agreement between Secured Party and the Debtor.

                                                                       EXHIBIT J


                       [SELLER'S DELIVERY INSTRUCTIONS]
                           (ON SELLER'S LETTERHEAD)

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

     Re:  Whole Loan Finance Program
          --------------------------


Loan #                      Last Name                              Face Amount


Upon your receipt of the Repurchase Price for the above-referenced Mortgage Loan, please promptly instruct Custodian to deliver the related Dry Submission Package to:

                                        [ADDRESS]

by: [METHOD OF DELIVERY]

                                        Very truly yours,

                                        [SELLER]


                                        By:_______________________
                                        Name:_____________________
                                        Title:____________________

                                                                       EXHIBIT K


                              [SELLER'S RELEASE]
                           (ON SELLER'S LETTERHEAD)
                                                                          [Date]

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, NY 10019

Ladies and Gentlemen:

     With respect to the mortgage loans referenced on the attached list (a) we hereby certify to you that the mortgage loans are not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loans, such release to be effective automatically without further action by any party upon payment from Paine Webber Real Estate Securities Inc., in accordance with our wire instructions in effect on the date of such payment, of an amount not less than the aggregate of the face amounts of such mortgage loans less the discount set forth on the related funding confirmation, in immediately available funds.

                                        Very truly yours,

                                        [SELLER]*


                                        By:________________________
                                        Name:______________________
                                        Title:_____________________








_______________________
     * The authorized officer of each Seller executing this letter must also have executed the Seller's Wire Instructions.

                                                                       EXHIBIT L


                         [SELLER'S WIRE INSTRUCTIONS]
                           (ON SELLER'S LETTERHEAD)

                                                                          [Date]

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

     Re:  Whole Loan Finance Program
          --------------------------

Ladies and Gentleman:

     Set forth below are the [Seller's] wire instructions applicable to the above referenced Whole Loan Finance Program with [Seller].

Wire Instructions:
------------------

     Bank Name:
     City, State:
     ABA #:
     Account #:
     Account Name:

     Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying our Whole Loan Finance Program wire instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                                        Very truly yours,

                                        [SELLER]*


                                        By:_________________________
                                        Name:_______________________
                                        Title:______________________

Receipt acknowledged by:

PAINE WEBBER REAL ESTATE
SECURITIES INC.


By:_____________________________
Name:___________________________
Title:__________________________




____________________________
   * Please add additional signatures of any person authorized to execute a Seller's Release. Only authorized persons who have executed this letter may execute a Seller's Release.

                                                                       EXHIBIT M


                         [WAREHOUSE LENDER'S RELEASE]
                      (ON WAREHOUSE LENDER'S LETTERHEAD)

                                                                          [Date]
Paine Webber Real Estate Securities
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

     We hereby release all right, interest or claim of any kind with respect to the mortgage loans referenced on the attached loan list, such release to be effective automatically without any further action by any party, upon receipt, in one or more installments, from Paine Webber Real Estate Securities Inc., in accordance with the wire instructions which we delivered to you in a letter dated _______________, 199_, of an amount not less than the aggregate of the face amounts of such mortgage loans less the discount set forth on the related funding confirmation, in immediately available funds.

                                   Very truly yours,

                                   [WAREHOUSE LENDER]*


                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________




_______________________
     * The authorized officer of each Warehouse Lender executing this letter must also have executed the Warehouse Lender's Wire Instructions.

                                                                       EXHIBIT N


                         (WAREHOUSE LENDER'S RELEASE]*
                      (ON WAREHOUSE LENDER'S LETTERHEAD)

                                                                          [Date]
Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

     We hereby release all right, interest or claim of any kind with respect to the mortgage loans referenced on the attached loan list, such release to be effective automatically without any further action by any party, upon receipt, in one or more installments, from Paine Webber Real Estate Securities Inc., in accordance with the wire instructions which we delivered to you in a letter dated ______________, 199__, of an amount not less than the aggregate of the face amounts of such mortgage loans less the discount set forth on the related funding confirmation, in immediately available funds.

     Immediately upon release of the above referenced amount, we agree to act as custodian for Paine Webber Real Estate Securities Inc. until the loan documents in our possession that relate to such mortgage loans are delivered by us to either Federal Express or such other courier service (for overnight delivery to The Chase Manhattan Bank, N.A.) that you have designated to us as "approved".

                                        Very truly yours,

                                        [WAREHOUSE LENDER]**


                                        By:__________________________
                                        Name:________________________
                                        Title:_______________________





________________________________
     * This form is to be used in Rewarehousing Transactions structured as Wet Fundings.

     ** The authorized officer of each Warehouse Lender executing this letter must also have executed the Warehouse Lender's Wire Instructions.

                                                                       EXHIBIT O


                    [WAREHOUSE LENDER'S WIRE INSTRUCTIONS]
                      (ON WAREHOUSE LENDER'S LETTERHEAD)
                                                                          [Date]
Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

     Re:  Whole Loan Finance Program
          --------------------------

Ladies and Gentleman:

     Set forth below are the [Warehouse Lender's] wire instructions applicable to the above-referenced Whole Loan Finance Program with [Seller].

Wire Instructions:
------------------

     Bank Name:
     City, State:
     ABA #:
     Account #:
     Account Name:

     Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                                        Very truly yours,

                                        [SELLER]

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

                                        [Warehouse Lender(s)]*

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

Receipt acknowledged by:
PAINE WEBBER REAL ESTATE
SECURITIES INC.

By:____________________________
Name:__________________________
Title:_________________________



_____________________

     * Please add additional signature of any person authorized to execute a Warehouse Lender's Release. Only authorized persons who have executed this letter may execute a Warehouse Lender's Release.

                     MORTGAGE LOAN PARTICIPATION AGREEMENT

                                                                 GNMA/FNMA/FHLMC
                                                                          MASTER
                                                                         3/26/96

                     MORTGAGE LOAN PARTICIPATION AGREEMENT
                     -------------------------------------

PARTICIPANT:  PAINE  EBBER REAL ESTATE SECURITIES INC.

ADDRESS:      1285 AVENUE OF THE AMERICAS
              NEW YORK, NEW YORK 10019
              ATTENTION:____________________________

SELLER:       CRESCENT MORTGAGE SERVICES, INC.

ADDRESS:      SOUTH TERRACES
              115 PERIMETER CENTER PLACE
              SUITE 285
              ATLANTA, GEORGIA 30346

CUSTODIAN:    FHLMC

ADDRESS:      _________________________________________
              _________________________________________
              _________________________________________

DATE OF AGREEMENT: MAY 1, 1996

                               TABLE OF CONTENTS


                                                                                                       Page
Section 1.   Definitions ...........................................................................    2
Section 2.   Procedures for Purchases of Participation Certificates ................................    8
Section 3.   Issuance of Securities I...............................................................    8
Section 4.   Servicing of the Mortgage Loans .......................................................   11
Section 5.   Takeout Commitments ...................................................................   12
Section 6.   Transfers of Participation Certificates and Securities by Participant .................   13
Section 7.   Record Title to Mortgage Loans; Intent of Parties; Security Interest ..................   13
Section 8.   Representations and Warranties ........................................................   14
Section 9.   Covenants of Seller ...................................................................   17
Section 10.  Term...................................................................................   19
Section 11.  Exclusive Benefit of Parties; Assignment ..............................................   19
Section 12.  Amendments; Waivers Cumulative Rights .................................................   19
Section 13.  Execution in Counterparts..............................................................   19
Section 14.  Effect of Invalidity of Provisions.....................................................   20
Section 15.  Governing Law..........................................................................   20
Section 16.  Notices................................................................................   20
Section 17   Entire Agreement.......................................................................   20
Section 18.  Costs of Enforcement...................................................................   20
Section 19.  Consent to Service ....................................................................   20
Section 20.  Submission to Jurisdiction ............................................................   20
Section 21.  Jurisdiction Not Exclusive ............................................................   20
Section 22.  Construction ..........................................................................   21

Exhibit A    Participation Certificate

Exhibit B    Trade Assignment

Exhibit C    Document List

Exhibit D    Warehouse Lender's Release

Exhibit E    Assignment

Annex A      Seller's Delivery Instructions

                     MORTGAGE LOAN PARTICIPATION AGREEMENT
                     -------------------------------------

     Mortgage Loan Participation Agreement ("Agreement"), dated as of the date set forth on the cover page hereof, between PAINE WEBBER REAL ESTATE SECURITIES INC. ("Participant") and the Seller whose name is set forth on the cover page hereof ("Seller").

                             PRELIMINARY STATEMENT
                             ---------------------

     Seller desires to sell to Participant from time to time Participating Certificates evidencing a 100% undivided ownership in certain Mortgage Loans eligible in the aggregate to back Securities with the terms described in related Take-Out Commitments.

     Participant desires and may in its sole discretion purchase such Participation Certificates from Seller in accordance with the terms and conditions set forth in this Agreement. Seller, subject to the terms hereof, will cause (a) Mortgage Loans evidenced by a Participation Certificate to back a GNMA Security issued and guaranteed by GNMA, a FNMA Security issued and guaranteed by FNMA or a FHLMC Security issued and guaranteed by FHLMC and (b) Delivery of such GNMA Security, FNMA Security or FHLMC Security by GNMA, FNMA or FHLMC to Participant or its designee, which GNMA Security, FNMA Security of FHLMC Security will be purchased by a Takeout Investor.

     Participant's willingness to purchase an Participation Certificate evidencing particular Mortgage Loans is based on Participant's expectation, in reliance upon Seller's representation and warranties herein, that such Mortgage Loans in the aggregate, constitute a pool or pools of mortgage loans that are eligible to back a Security and that Security, in the amount and with the terms described in the related Take-Out Commitment, will be issued and Participant will receive Delivery thereof within the time period agreed upon between Participant and Seller and reflected in the terms of such Participation Certificate.

     The amount of the Purchase Price and the Performance fee to be paid by Participant to Seller with respect to each Participation Certificate will be calculated on the expectation of Participant, based upon the representations and warranties of the Seller herein, that Participant will receive Delivery of the Security to be backed by the Mortgage Loans evidenced by the Participation Certificate purchased by Participant on the specified Anticipated Delivery Date and that failure to receive such Delivery will result in a material decrease in the market value of the Participation Certificate and the underlying Mortgage Loans considered as a whole. During the period from the purchase of a Participation Certificate to Delivery of the related Security, Participant expects to rely entirely upon Seller to service Mortgage Loans evidenced by the applicable Participation Certificate, it being acknowledged that the continued effectiveness of Seller's Approvals during such period constitutes an essential factor in the calculation by Participant of the Purchase Price and the Performance Fee paid to Seller for the related Participation Certificate and that loss of such Approvals by Seller would result in a material decrease in the market value of the Participation Certificate and the underlying Mortgage Loans considered as a whole.

     The parties hereto hereby agree as follows:

     Section 1.  Definitions.
                 -----------

     Capitalized terms used but not defined herein shall have the meanings set forth in the Custodial Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Act of Insolvency": With respect to Seller, (a) the commencement by Seller as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or Seller's seeking the appointment of a receiver, trustee, custodian or similar official for Seller or any substantial part of its property, or (b) the commencement of any such case or proceeding against Seller, or another's seeking such appointment, or the filing against Seller of an application for a protective decree which (1) is consented to or not timely contested by Seller, (2) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having similar effect, or (3) is not dismissed within sixty (60) days, (c) the making by Seller of a general assignment for the benefit of creditors, or (d) the admission in writing by Seller that Seller is unable to pay its debts as they become due or the nonpayment generally by Seller of its debts as they become due.

          "Anticipated Delivery Date": With respect to a Security, the date specified in the related Form HUD 11705 (Schedule of Subscribers), Fannie Mae Form 2014 (Delivery Schedule), or FHLMC Form 939 (Settlement and Information Multiple Registration Form), as applicable, on which it is anticipated that Delivery of the Security by the Applicable Agency will be made.

          "Applicable Agency": As defined in Section 3(a)(1).

          "Approvals": As defined in Section 8(a)(viii).

          "Assignee": As defined in Section 6.

          "Assignment of Mortgage": As defined in Section 6.

          "Collateral": As defined in Section 7(c).

          "Custodial Account": As defined in Section 4(b).

          "Custodial Agreement": The Custodial Agreement, dated as of the date set forth on the cover sheet hereof, among Seller, Participant and Custodian.

          "Custodian": The Custodian (which, under the appropriate circumstance, may include FHLMC as Custodian) set forth on the cover page hereof and its pr the Custodial Agreement.

          "Defective Mortgage Loan": With respect to a Participation Certificate, a mortgage loan that is not in Strict Compliance with the GNMA Program, FNMA Program or FHLMC Program, as applicable.

          "Delivery": The later to occur of (a) the issuance of the related Security and (b) the transfer of all of the right, title and ownership interest in that Security to Participant.

          "Discount": With respect to each Participation Certificate, the amount of the adjustment to the Trade Price of the related Security agreed upon by Seller and Participant to reserve for possibility that Seller may be unable to perform its obligations under this Agreement in accordance with their terms.

          "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

          "FHA": Federal Housing Administration or any successor thereto.

          "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

          "FHLMC as Custodian": With respect to FHLMC Participation Certificates, the circumstances in which Seller elects to appoint FHLMC (as opposed tosome other third party as permitted by the FHLMC Guide) as Custodian for the FHLMC Mortgage Loans subject to the FHLMC Participation Certificates to be purchased by Participant hereunder.

          "FHLMC Guide": The Freddie Mac Sellers' and Servicers' Guide, as such Guide may hereafter from time to time be amended.

          "FHLMC Mortgage Loan": With respect to any FHLMC Participation Certificate or any FHLMC Security, a mortgage loan that is in Strict Compliance with the eligibility requirements specified for the applicable FHLMC Program described in the FHLMC Guide.

          "FHLMC Participation Certificate": With respect to the FHLMC Program, a certificate, in the form of Exhibit A, issued by Seller and authenticated by Custodian, evidencing the 100 % undivided ownership interest in the Mortgage Loans forth that are either (a) set forth on a copy of the FHLMC Form 11 (Mortgage Submission Schedule) attached to such Participation Certificate or (b) identified on a computer tape compatible with MIDANET as belonging to the mortgage loan pool described in such Participation Certificate.

          "FHLMC Program": The FHLMC Home Mortgage Guarantor Program or the FHLMC FHA/VA Home Mortgage Guarantor Program, as described in the FHLMC Guide.

          "FHLMC Security": A modified pass-through mortgage-backed participation certificate, evidenced by a book-entry account in a depository institution having book-entry accounts at the Federal Reserve Bank of New York, issued and guaranteed, with respect to timely payment of interest and ultimate payment of principal, by FHLMC; and backed by a pool of FHLMC Mortgage Loans, in substantially the principal amount and with substantially the other terms as specified with respect to such FH MC Security in the related Takeout Commitment, if any.

          "FNMA" or "Fannie Mae": Federal National Mortgage Association or any successor thereto.

          "FNMA Guide": The Fannie Mae MBS Selling and Servicing Guide, as such Guide may hereafter from time to time be amended.

          "FNMA Mortgage Loan": With respect to any FNMA Participation Certificate or any FNM Security, a mortgage loan that is in Strict Compliance with the eligibility requirements specified for the applicable FNMA Program described in the FNMA Guide.

          "FNMA Participation Certificate": With respect to the FNMA Program, a certificate, in the form of Exhibit A, authenticated by Custodian, evidencing the 100% undivided ownership interest in the Mortgage Loans set forth on Fannie Mae Form 2005 (Schedule of, Mortgages).

          "FNMA Program": The FNMA Guaranteed Mortgage-Backed Securities Programs, as described in the FNMA Guide.

          "FNMA Security": An ownership interest in a pool of FNMA Mortgage Loans, evidenced by a book-entry account in a depositary institution having book-entry accounts at the Federal Reserve Bank of New York, in substantially the principal amount and with substantially the other terms as specified with respect to such FNMA Security in the related Takeout Commitment, if any.

          "GNMA": Government National Mortgage Association or any successor thereto.

          "GNMA Guide": The GNMA Mortgage-Backed Securities Guide I or II, as such Guide may hereafter from time to time be amended.

          "GNMA Mortgage Loan": With respect to any GNMA Participation Certificate or any GNMA Security, a mortgage loan that is in Strict Compliance with the eligibility requirements specified for the applicable GNMA Program in the applicable GNMA Guide.

          "GNMA Participation Certificate": With respect to the GNMA Program, a certificate, in the form, of Exhibit A, issued by Seller and authenticated by Custodian, evidencing the 100% undivided ownership interest in the Mortgage Loans set forth on the Form HD 11706 (Schedule of Pooled Mortgages).

          "GNMA Program": The GNMA Mortgage-Backed Securities Programs, as described in a GNMA Guide.

          "GNMA Security": A fully-modified pass-through mortgage-backed certificate guaranteed by (GNMA, evidenced by a book-entry account in a depository institution having book-entry accounts at Participant's Trust Company and backed by a pool of GNMA Mortgage Loans, in substantially the principal amount and with substantially the other terms as specified with respect to such GNMA Security in the related Takeout Commitment, if any.

          "HUD": United States Department of Housing and Urban Development or any successor thereto.

          "Issuance Date": With respect to a Security, the first day of the month in the month when the Security is issued.

          "Losses": Any and all losses, claims, damages, liabilities or expenses, including reasonable attorneys' fees, incurred by any person specified.

          "MIDANET": The FHLMC automated system by which sellers and servicers of mortgage loans to FHLMC transfer mortgage summary and record data or mortgage accounting and servicing information from their computer system or service bureau to FHLMC, as more fully described in the FHLMC Guide.

          "Mortgage": A mortgage, deed of trust or other security instrument, securing a Mortgage Note.

          "Mortgage Loan": A GNMA Mortgage Loan, a FNMA Mortgage Loan or a FHLMC Mortgage Loan.

          "Mortgage Note": A promissory note evidencing a Mortgage Loan.

          "OTS": Office of Thrift Supervision or any successor thereto.

          "Parent Company": A corporation or other entity owning at least 50% of the outstanding shares of voting stock of Seller.

          "Participant": Paine Webber Real Estate Securities Inc. and its successors in interest, including, but not limited to, any lender, designee or assignee to whom a Participation Certificate or a Security shall be pledged or assigned.

          "Participation Certificate": A GNMA Participation Certificate, a FNMA Participation Certificate or a FHLMC Participation Certificate.

          "Pass-Through Rate": With respect to a Participation Certificate, the rate of interest specified as the Pass-Through Rate in such Participation Certificate, which rate shall continue in effect until the latest of (a) the Settlement Date of the related Security, (b) either the date on which Receipt of the Security occurs or, if such Receipt occurs on such date after 12:00 noon, New York City time the next business day on which Participant is permitted under applicable laws and regulations to make delivery of the Security to the Takeout Investor and, if applicable, (c) the date on which Seller completes its performance of its obligations under
     Section 3(c)(2).

          "Performance Fee": With respect to each Participation Certificate, an amount equal to the Discount plus the Yield Compensation Adjustment, less any reduction pursuant to Section 3(b), which amount shall be payable to Seller by Participant as compensation to Seller for its services in connection with the issuance of a Security.

          "Purchase Date": With respect to a Participation Certificate, the date on which Participant elects to purchase such Participation Certificate.

          "Purchase Price": With respect to each Participation Certificate, the Trade Price of the Security to be backed by the Mortgage Loans evidenced by the Participation Certificate, less the Discount. Accrued interest shall be allocated in accordance with Section 3(a)(3).

          "Receipt": The Delivery of a Security, upon notice by Seller to Participant, not later than 12:00 noon, New York City time, on the second business day prior to the applicable Settlement Date, of (a) the amount of any change in the principal amount of the Mortgage Loans backing such Security, and (b) with respect to FHLMC Securities, the FHLMC Mortgage Loan pool number applicable to such Security. If the Seller fails to so notify Participant, "Receipt" shall be deemed to have occurred on the later of (1) the second business day after the date on which Seller provides such notification to Participant and (2) the date on which Participant receives Delivery of the Security.

          "RTC": Resolution Trust Corporation or any successor thereto.

          "Security": A GNMA Security, a FNMA Security or a FHLMC Security.

          "Settlement Date": The date specified in a Takeout Commitment upon which the related Security is scheduled to be delivered, against payment, to the specified Takeout Investor.

          "Strict Compliance" shall mean compliance of Seller and the Mortgage Loans with the requirements of the GNMA Guide, FNMA Guide or FHLMC Guide, as applicable and as amended by any agreements between Seller and the Applicable Agency, sufficient to enable Seller to issue and GNMA to guarantee or FNMA or FHLMC to issue and guarantee a Security, provided that until copies of any such agreements between Seller and the Applicable Agency have been provided to Participant by Seller, such agreements shall be deemed, as between Seller and

     Participant, not to amend the requirements of the GNMA Guide, FNMA Guide or FHLMC Guide, as applicable.

          "Successor Service": An entity with the necessary Approvals, as the circumstances may require, and designated by Participant, in conformity with Section 16, to replace Seller as issuer and servicer, mortgagee or seller/servicer of the Mortgage Loans or Securities related thereto.

          "Takeout Commitment": A trade confirmation from the Takeout Investor to Seller confirming the details of a forward trade between the Takeout Investor and Seller with respect to one or more Securities, which trade confirmation shall be enforceable and in full force and effect, and shall be validly and effectively assigned to Participant pursuant to a Trade Assignment, and relate to pools of Mortgage Loans that satisfy the "good delivery standards" of the Public Securities Association as set forth in the Public Securities Association Uniform Practices Guide.

          "Takeout Investor": A securities dealer or other financial institution, acceptable to Participant, who has made a Takeout Commitment.

          "Trade Assignment": A letter substantially in the form of Exhibit B.

          "Trade Price": The price specified in a Takeout Commitment at which a Takeout Investor is obligated to purchase the Security specified in such Takeout Commitment.

          "VA": United Sates Veterans Administration or any successor thereto.

          "Warehouse Lender": Any lender providing, financing to the Seller for the purpose of originating Mortgage Loans, which has a security interest in such Mortgage Loans as collateral for the obligations of Seller to such lender.

          "Wire Instructions": The wire instructions set forth opposite the name of the Warehouse Lender in a letter, in the form of Exhibit G to the Custodial Agreement, executed by Seller and Custodian, receipt of which has been acknowledged by Participant.

          "Yield Compensation Adjustment": Subject to any further adjustment provided in this Agreement, an amount (which may be a negative number) equal to:

                                    A(BC-DE)
                                    --------
                                      360

      where (i) A equals the number of days in the period beginning on the date Participant purchases such Participation Certificate to but not including the Settlement Date, (ii) B equals the aggregate principal amount of the Mortgage Loans evidenced by a Participation Certificate, (iii) C equals the interest rate (expressed as a decimal) on the

      Security backed by the Mortgage Loans subject to such Participation Certificate, (iv) D equals the Purchase Price and (v) E equals the Pass-Through Rate (expressed as a decimal) specified in such Participation Certificate.

     Section 2.  Procedure for Purchases of Participation Certificates.
                 -----------------------------------------------------

     (a) Participant may, in its sole discretion from time to time, purchase one or more Participation Certificates from Seller. Seller, on behalf of Participant, shall arrange for the Delivery to Participant of a Security backed by the Mortgage Loans evidenced by any Participation Certificate so purchased, which Security shall be subject to a Takeout Commitment. Participant's obligation to purchase any Participation Certificate which Participant elects to purchase, shall be subject to the receipt by the Participant of the documents listed in Exhibit C from Seller, in form and substance satisfactory to Participant, and the execution of the Custodial Agreement relating to the Participation Certificate by Seller and Custodian and delivery thereof to Participant. Notwithstanding the `satisfaction of the conditions specified in this Section 2(a), Participant is not obligated to purchase any Participation Certificate offered to it hereunder.

     (b) If Participant elects to purchase any Participation Certificate, Participant shall pay to Seller, on the Purchase Date, the amount of the Purchase Price for such Participation Certificate. In the event that Participant does not transmit the Purchase Price, (i) any Participation Certificate delivered by Custodian to Participant in anticipation of such purchase shall automatically be null and void, (ii) Participant will not consummate the transactions contemplated in the applicable Trade Assignment and (iii) to the extent that Participant shall nevertheless receive the Security backed by the Mortgage Loans to which such Participation Certificate relates prior to its becoming null and void as provided in clause (i) above, Participant shall take all reasonable actions necessary to ensure that such Security shall be delivered in accordance with Seller's delivery instructions specified in Annex A.

     (c) The terms and conditions of the purchase of each Participation Certificate shall be as set forth in this Agreement. Each Participation Certificate shall be deemed to incorporate, and Seller shall be deemed to make as of the applicable dates specified in Section 8, for the benefit of Participant and each Assignee of such Participation Certificate, the representations and warranties set forth in Section 8 in respect of such Participation Certificate and the Mortgage Loans evidenced by such Participation Certificate.

     Section 3.  Issuance of Securities.
                 ----------------------

     (a)(1) With respect to Mortgage Loans evidenced by a Participation Certificate which Participant has elected to purchase, Seller shall instruct (and, if Seller fails to instruct, then Participant may instruct) Custodian to deliver to GNMA, FNMA or FHLMC, as applicable (the "Applicable Agency"), the documents listed in Exhibits C-1, C-2 or C-3 of the Custodial Agreement in respect of such Mortgage Loans, in the manner and at the time set forth in the Custodial Agreement. Seller shall thereafter promptly deliver to the Applicable Agency any and all additional documents requested by the Applicable Agency to enable the Applicable Agency to make Delivery to Participant of a Security, backed by such Mortgage Loans on the related Anticipated Delivery Date. Seller shall not revoke such instructions to Custodian and shall not revoke its instructions to the Applicable Agency to make Delivery to Participant or its designee of a Security backed by such Mortgage Loans.

     (a)(2) Seller shall notify Participant, not later than 12:00 noon, New York City time, on the second business day prior to the applicable Settlement Date,
(i) of the amount of any change in the principal amount of the Mortgage Loans backing each such Security related to such Settlement Date and (ii) with respect to FHLMC Securities, the FHLMC mortgage loan pool number applicable to each Security to which such Settlement Date relates. Upon Delivery of such Security to Participant or its designee, Participant shall cease to have any interest under such Participation Certificate in the Mortgage Loans backing such Security, notwithstanding anything to the contrary in the Participation Certificate.

     (a)(3) With respect to each Participation Certificate that Participant elects to purchase hereunder, Participant shall owe to Seller, on the later to occur of four business days after the Purchase Date or on the date of Receipt by Participant of the related Security, a Performance Fee. If a Participation Certificate is purchased by Participant after the first day of the month in which the Settlement Date occurs, Participant shall also pay to Seller on the date of Receipt by Participant of the Security backed by the related Mortgage Loans an amount equal to the accrued interest on the related Security at the rate specified in the related Takeout Commitment from the first day of such month to and including the day immediately preceding the date Participant purchased such Participation Certificate. If a Participation Certificate is purchased by Participant in the month prior to the month in which the Settlement Date occurs, Seller, as servicer, shall pay to Participant all interest payments which accrue on such Participation Certificate during the period from the date of purchase of such Participation Certificate through and including the last day of the month prior to the month in which such Settlement Date occurs. Notwithstanding the foregoing, no amounts shall be owed by Participant to Seller upon issuance of such Security in the circumstances contemplated in Section 3(c)(2). Except as otherwise provided in this Section 3(a)(3) and in Section 3(b), and subject to Participants right of set-off set forth in Section 3(g), any Performance Fee owed by Participant with respect to a Participation Certificate shall be paid by Participant to Seller not later than the Settlement Date of the related Security. It is understood by Seller and Participant that, if Seller requests and Participant agrees to pay the Performance Fee prior to the Settlement Date of the related Security, the amount of such Performance Fee shall be adjusted as mutually agreed by Seller and Participant.

     (b) Unless Receipt of a Security backed by the Mortgage Loans evidenced by a Participation Certificate purchased hereunder has occurred by 12:00 noon, New York City time, on the related Settlement Date, (1) the Performance Fee relating to such Participation Certificate shall be reduced daily for the period from the Settlement Date to but not including the earlier of the date of Receipt of such Security and the date of satisfaction of the obligations of Seller pursuant to the exercise by Participant of any remedial election authorized by this Section 3 by an amount equal to (A) the Purchase Price of for such Participation Certificate multiplied by (B) the result obtained by dividing (i) the Pass-Through Rate for the such Participation Certificate plus one percent by (ii) three hundred and sixty (360) and (2) the

Performance Fee, if any, relating to such Participation Certificate shall not be payable until the end of the period specified in clause (1) of this paragraph.

     (c)(1) If a breach by Seller of this Agreement results in any Mortgage Loan being a Defective Mortgage Loan at the time of the delivery of the related Participation Certificate to Participant, Participant in its sole discretion may require that Seller, upon receipt of notice from Participant of its exercise of such right, either (i) immediately repurchase Participant's ownership interest in such Defective Mortgage Loan by remitting to Participant the allocable amount paid by Participant for such Defective Mortgage Loan plus interest at the Pass-Through Rate on the principal amount thereof from the date of Participant's purchase of such Participation Certificate to the date of such repurchase, or
(ii) deliver to Custodian a Mortgage Loan eligible to back such Security in exchange for such Defective Mortgage Loan, which newly delivered Mortgage Loan shall be in all respects acceptable to Participant in Participant's sole discretion, and such newly delivered Mortgage Loan will thereupon become one of the Mortgage Loans evidenced by the Participation Certificate. If the aggregate principal balance of any Mortgage Loans that are accepted by Participant pursuant to clause (ii) of the immediately preceding sentence is less than the aggregate principal balance of any Defective Mortgage Loan that is being replaced by such Mortgage Loan, Seller shall remit with such Mortgage Loan to Participant an amount equal to the difference between the aggregate principal balance of the new Mortgage Loan accepted by Participant and the aggregate principal balance of the Defective Mortgage Loan being replaced thereby.

     (c)(2) If Seller fails to comply with its obligations in the manner described in Section 3(c)(1), or Seller is in breach of Section 8(a)(viii) or 8(b)(vii), not later than the third calendar day after receipt by Seller of notice from Participant (or if such day is not a business day; the next business day thereafter), Seller's rights and obligations to service the Mortgage Loans evidenced by such Participation Certificate, as provided in this Agreement, shall terminate. If an Act of Insolvency occurs at any time, Seller's rights and obligations to service the Mortgage Loans, as provided in this Agreement, shall terminate immediately, without any notice or action by Participant. Upon any such termination, Participant is hereby authorized and empowered as the exclusive agent for Seller to sell and transfer such rights to service the Mortgage Loans for such price and on such terms and conditions as Participant shall reasonably determine. Seller shall not otherwise attempt to sell or transfer such rights to service without the prior consent of Participant. Seller shall perform all acts and take all action so that the Mortgage Loans and all files and documents relating to such Mortgage Loans held by Seller, together with all escrow amounts relating to such Mortgage Loans, are delivered to Successor Servicer. To the extent that the approval of the Applicable Agency is required for any such sale or transfer, Seller shall fully cooperate with Participant to obtain such approval. Upon exercise by Participant of its remedies under this Section 3(c)(2), Seller hereby authorizes Participant to receive all amounts paid by any purchaser of such rights to service the Mortgage Loans and to remit such amounts to Seller subject to Participant's rights of set-off under this Agreement. Upon exercise by Participant of its remedies under this Section 3(c)(2), Participant's obligation to pay and Seller's right to receive any portion of the Performance Fee relating to such Mortgage Loans shall automatically be canceled and become null and void, provided that such cancellation shall in no way relieve Seller or otherwise affect the obligation of Seller to indemnify and hold Participant harmless as specified in Section 3(e).

     (d) Mortgage Loans required to be delivered to Successor Servicer by
Section 3(c)(2) shall be delivered free of any servicing rights in favor of Seller and free of any title, interest, lien, encumbrance or claim of any kind of Seller. Seller shall deliver or cause to be delivered all files and documents relating to such Mortgage Loans held by Seller to Successor Servicer. Seller shall promptly take such actions and furnish to Participant such documents that Participant deems necessary or appropriate to enable Participant to obtain a Security backed by such Mortgage Loans or to enforce such Mortgage Loans, as appropriate.

     (e) Seller agrees to indemnify and hold Participant and its assigns harmless from and against all Losses (including, without limitation, Losses incurred by Participant on account of fees paid by Participant to the Applicable Agency to cause the Securities to be issued or any Losses in connection with any indemnification by Participant of the Applicable Agency) resulting from or relating to any breach or failure to perform by Seller of any representation, warranty, covenant, term or condition made or to be performed by Seller under this Agreement.

     (f) No exercise by Participant of its rights under this Section 3 shall relieve Seller of responsibility or liability for any breach of this Agreement.

     (g) Seller hereby grants Participant a right of set-off against the payment of any amounts that may be due and payable to Participant from Seller, such right to be upon any and all monies or other property of Seller held or received by Participant or due and owing from Participant to Seller.

     Section 4.  Servicing of the Mortgage Loans.
                 -------------------------------

     (a) Seller shall service and administer the Mortgage Loans evidenced by a Participation Certificate on behalf of Participant in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and in accordance with the requirements of the GNMA Program, FNMA Program or FHLMC Program, as the case may be, provided that Seller shall at all times comply with applicable law, FHA regulations and VA regulations and the requirements of any private mortgage insurer so that the FHA insurance, VA guarantee or any other applicable insurance or guarantee in respect of any Mortgage Loan is not voided or reduced. Seller shall at all times maintain accurate and complete records of its servicing of the Mortgage Loans, and Participant may, at any time during Seller's business hours on reasonable notice, examine and make copies of such records. In addition, if Delivery of a Security is not made to Participant on or before the Anticipated Delivery Date, Seller shall deliver to Participant monthly reports regarding the status of those Mortgage Loans for which a Security has not yet been issued, which reports shall include, but shall not be limited to, a description of those Mortgage Loans in default for more than thirty (30) days, and such other circumstances with respect to any Mortgage Loans (whether or not such Mortgage Loans are included in the foregoing list) that could materially adversely affect any of such Mortgage Loans, Participant's ownership of any of such Mortgage Loans or the collateral securing any of such Mortgage Loans. Seller shall deliver such a report to Participant every thirty (30) days until (i) Delivery of the related Security to Participant or (ii) the exercise by Participant of any remedial election pursuant to Section 3.

     (b) Within five (5) business days of notice from Participant, Seller, as servicer, shall establish and maintain a separate custodial account (the "Custodial Account") entitled "[name of Seller], in trust for Paine Webber Real Estate Securities Inc. and its assignees under the Mortgage Loan Participation Agreement dated [the date of this Agreement]" and shall promptly deposit into such account in the form received, with any necessary endorsements, all collections received in respect of the Mortgage Loans that are payable to Participant as the owner of the Mortgage Loans.

     (c) Amounts deposited in the Custodial Account with respect to any Mortgage Loan shall be held in trust for Participant as the owner of the Mortgage Loans and shall be released only as follows:

         (1) Except as otherwise provided in Section 4(c)(2), upon Delivery of the Security backed by such Mortgage Loans to Participant and either (i) receipt by Participant or its designee of the purchase price for the Security from the Takeout Investor or (ii) if earlier, on the date required by the GNMA Guide, FNMA Guide or FHLMC Guide, as the case may be, amounts deposited in the Custodial Account shall be released in accordance with
     Section 3(a)(3). Notwithstanding the foregoing, all amounts deposited in the Custodial Account shall be paid to Seller upon the Delivery of the related Security to Participant if, and to the extent that, the amounts due and payable to Participant hereunder have been set-off against the Purchase Price for the related Participation Certificate or the Performance Fee relating to the Mortgage Loans underlying such Participation Certificate. The amounts paid to Seller (if any) pursuant to this Section 4(c)(1) shall constitute Seller's sole compensation for servicing the Mortgage Loans as provided in this Section 4.

         (2) If Successor Servicer takes delivery of such Mortgage Loans either under the circumstances set forth in Section 3 or otherwise, all amounts deposited in the Custodial Account shall be paid to Participant promptly upon such delivery.

         (3) If a Security is not issued during the month in which the related Settlement Date occurs, in any period thereafter during which Seller remains as servicer, all amounts deposited in the Custodial Account shall be released only in accordance with Participant's written instructions.

     Section 5.  Takeout Commitments.  Seller hereby assigns to Participant,
                 -------------------
free of any security interest, lien, claim or encumbrance of any kind, Seller's rights under each Takeout Commitment to deliver the Security specified therein to the related Takeout Investor and to receive the purchase price therefor from such Takeout Investor. Subject to Participant's rights under Section 3, Participant agrees that it will satisfy the Takeout Commitment on the Settlement Date specified therein. Seller understands that, as a result of this Section 5 and each Trade Assignment, Participant will succeed to the rights and obligations of Seller with respect to each Takeout Commitment subject to a Trade Assignment, and that in satisfying each such Takeout Commitment, Participant will stand in the shoes of Seller and, consequently, will be acting as a non-dealer in exercising its rights and fulfilling its obligations assigned pursuant to this Section 5 and each Trade Assignment. Each Trade Assignment delivered by Seller to Participant pursuant to Section 2 shall be delivered by Seller in a timely manner sufficient to enable Participant to facilitate the settlement of the related trade on the trade date in accordance with Chapter 8 of the Public Securities Association's Uniform Practices for the Clearance and Settlement of Mortgage-Backed Securities and other Related Securities, as amended from time to time.

     Section 6.  Transfers of Participation Certificates and Securities by
                 ---------------------------------------------------------
Participant. Participant may, in its sole discretion and without the consent of
-----------
Seller, assign all of its right, title and interest or grant a security interest in any Participation Certificate, any Mortgage Note, Mortgage and any assignment of Mortgages (an "Assignment of Mortgage"), each Security in respect thereof of which Delivery is made to Participant and all rights of Participant under this Agreement (including, but not limited to, the Custodial Account) in respect of such Participation Certificate, Mortgage Note, Mortgage, Assignment of Mortgage and such Security, to any person (an "Assignee"), subject only to an obligation on the part of the Assignee to deliver each such Security to a Takeout Investor pursuant to Section 5 or to Participant to permit Participant or its designee to make delivery thereof to a Takeout Investor pursuant to Section 5. Assignment by Participant of a Participation Certificate as provided in this Section 6 will not release Participant from its obligations otherwise under this Agreement.

     Without limitation of the foregoing, an assignment of the Participation Certificate to an Assignee, as described in this Section 6, shall be effective upon delivery of the Participation Certificate to the Assignee or its designee, together with a duly executed Assignment in the form of Exhibit E.

     Section 7.  Record Title to Mortgage Loans; Intent of Parties; Security
                 -----------------------------------------------------------
                 Interest.
                 --------

     (a) From and after the issuance and delivery of the related Participation Certificate, and subject to the remedies of Participant in Section 3, Seller shall remain the last named payee or endorsee of each Mortgage Note and the mortgagee or assignee of record of each Mortgage, in trust for the benefit of Participant, for the sole purpose of facilitating the servicing of such Mortgage Loan and the issuance of a Security backed by such Mortgage Loan. Where Seller has appointed FHLMC as Custodian, the parties hereto acknowledge that the Mortgage Notes acquired hereunder have been deposited with FHLMC to facilitate the issuance of FHLMC Securities with respect thereto and that prior to such issuance FHLMC is holding such Mortgage Notes as Custodian for Participant.

     (b) Seller shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership interest in each Mortgage Loan of the holder of the related Participation Certificate.

     (c) Participant and Seller confirm that the transactions contemplated herein are intended to be sales of the Mortgage Loans by Seller to Participant rather than borrowings secured by the Mortgage Loans. In the event, for any reason, any transaction is construed by any court or regulatory authority as a borrowing rather than as a sale, the Seller and Participant intend that Participant or its Assignee, as the case may be, shall have a perfected first priority security interest in the Participation Certificates, the Custodial Account, the Mortgage Loans subject to each Participation Certificate, all documents evidencing the Mortgage Loans, the Securities to be issued as contemplated hereunder and all proceeds thereof, the Takeout Commitments and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, Seller shall be deemed to have hereby granted to Participant or its Assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to Participant, and Participant or each such Assignee shall have all of the rights of a secured party under applicable law.

     Section 8.  Representations and Warranties.
                 ------------------------------

     (a) Seller hereby represents and warrants to Participant as of the date hereof and as of the date of each issuance and delivery of a Participation Certificate that:

         (i) All representations and warranties made and all information (including, without limitation, any financial information concerning Seller) and documents or copies of documents furnished by Seller to Participant pursuant to or in connection with this Agreement are and will be true and correct at the time when made and at all times thereafter or, if limited to a specific date, as of the date to which they refer;

         (ii) Seller is duly organized and validly existing under the laws of the jurisdiction of its organization, and it has qualified to do business in each jurisdiction in which it is legally required to do so. Seller has the authority under its charter and applicable law to enter into this Agreement and the Custodial Agreement and to perform all acts contemplated hereby and thereby or in connection herewith and therewith; this Agreement, the Custodial Agreement and the transactions contemplated hereby and thereby have been approved by the Board of Directors of Seller, and Seller has taken all action necessary to make this Agreement and the Custodial Agreement its valid and binding obligation enforceable in accordance with the terms hereof;

         (iii) This Agreement, the Custodial Agreement and every document to be executed by Seller pursuant to this Agreement is and will be valid, binding and subsisting obligations of Seller, enforceable in accordance with their respective terms. No consents or approvals are required to be obtained by Seller or its Parent Company for the execution, delivery and performance of this Agreement or the Custodial Agreement by Seller;

          (iv) The consummation of the transactions contemplated by this Agreement and the Custodial Agreement are in the ordinary course of business of Seller and will not result in the breach of any provision of the charter or by-laws of Seller or result in the breach of any provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture, loan or credit agreement or other instrument to which Seller, the Mortgage Loans or any of Seller's property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller, the Mortgage Loans or Seller's property is subject. Without limiting the generality of the foregoing, the consummation of the transactions contemplated herein or therein will not violate any policy, regulation or guideline of the FHA or VA or result in the voiding or reduction of the FHA insurance, VA guarantee or any other insurance or guarantee in respect of any Mortgage Loan, and such insurance or guarantee is in full force and effect or shall be in full force and effect as required by the applicable GNMA Guide, FNMA Guide or FHLMC Guide;

          (v) Seller has not sold, assigned, transferred, pledged or hypothecated any interest in any Participation Certificate to any person other than Participant, and upon delivery of a Participation Certificate to Participant, Participant will be the sole owner thereof, free and clear of any lien, claim or encumbrance;

          (vi) All information relating to Seller that Seller has delivered or caused to be delivered to Participant, including, but not limited to, all documents related to this Agreement, the Custodial Agreement or Seller's financial statements, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein or herein in light of the circumstances under which they were made, not misleading;

          (vii) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before, or by any court, public board or body pending or, to Seller's knowledge, threatened against or affecting Seller (or, to Seller's knowledge, any basis therefor) wherein an unfavorable decision, ruling or finding would adversely affect the validity or enforceability of this Agreement, the Custodial Agreement or any agreement or instrument to which Seller is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby, would adversely affect the proceedings of Seller in connection herewith or would or could materially and adversely affect Seller's ability to carry out its obligations hereunder; and

          (viii) Seller is a GNMA-approved issuer, a GNMA- approved servicer, a FHA-approved mortgagee, a VA-approved lender, a FNMA-approved Lender or a FHLMC-approved Seller/Servicer, as applicable, in good standing ("Approvals").

     (b) Seller hereby represents and warrants to Participant with respect to each Mortgage Loan as of the date of the payment by Participant of the Purchase Price of the related Participation Certificate that:

          (i) Such Mortgage Loan was, immediately prior to the sale to Participant of the related Participation Certificate, owned solely by Seller, is not subject to any lien, claim or encumbrance, including, without limitation, any such interest pursuant to a loan or credit agreement for warehousing mortgage loans, and was originated and serviced in accordance with all applicable law and regulations, including without limitation the Federal Truth-in-Lending Act, the Real Estate Settlement Procedures Act, regulations issued pursuant to any of the aforesaid, and any and all rules, requirements, guidelines and announcements of the Applicable Agency, and, as applicable, the FHA and VA, as the same may be amended from time to time;

          (ii) The improvements on the land securing such Mortgage Loan are and will be kept insured at all times by responsible insurance companies reasonably acceptable to Participant against fire and extended coverage hazards under policies, binders or certificates of insurance with a standard mortgagee clause in favor of Seller and its assigns, providing that such policy may not be canceled without prior notice to Seller. Any proceeds of such insurance shall be held in trust for the benefit of Participant. The scope and amount of such insurance shall satisfy the rules, requirements, guidelines and announcements of the Applicable Agency, and shall in all cases be at least equal to the lesser of (A) principal amount of such Mortgage Loan or (B) the maximum amount permitted by applicable law, and shall not be subject to reduction below such amount through the operation of a coinsurance, reduced rate contribution or similar clause;

          (iii) Each Mortgage is a valid first lien on the mortgaged property and is covered by an attorney's opinion of title acceptable to GNMA, FNMA or FHLMC, as applicable, or by a policy of title insurance on a standard ALTA or similar lender's form in favor of Seller and its assigns, subject only to exceptions permitted by the GNMA, FNMA or FHLMC Program, as applicable. Seller shall hold in trust for Participant such policy of title insurance, and, upon request of Participant, shall immediately deliver such policy to Participant or to the Custodian on behalf of Participant;

          (iv) To the extent applicable, such Mortgage Loan is either insured by the FHA under the National Housing Act, guaranteed by the VA under the Servicemen's Readjustment Act of 1944 or is otherwise insured or guaranteed in accordance with the requirements of the GNMA, FNMA or FHLMC Program, as applicable, and is not subject to any defect that would prevent recovery in full or in part against the FHA, VA or other insurer or guarantor, as the case may be;

          (v) Such Mortgage Loan is in Strict (Compliance with the requirements and specifications (including, without limitation, all representations and warranties required in respect thereof) set forth in the GNMA Guide, FNMA Guide or FHLMC Guide, as applicable;

          (vi) Such Mortgage Loan conforms in all respects with all requirements of the Takeout Commitment applicable to the Security to be backed by such Mortgage Loan; and

          (vii) To the extent applicable, each Mortgage Loan is being serviced by a mortgage sub-servicer having all Approvals necessary to make such Mortgage Loan eligible to back a GNMA, FNMA or FHLMC Security, as applicable.

          The representations and warranties of Seller in this Section 8 are unaffected by and supersede any provision in any endorsement of any Mortgage Loan or in any assignment with respect to such Mortgage Loan to the effect that such endorsement or assignment is without recourse or without representation or warranty.

     Section 9.  Covenants of Seller.  Seller hereby covenants and agrees with
                 -------------------
Participant as follows:

     (a) Seller shall deliver to Participant:

          (1) Within one hundred twenty (120) days after the end of each fiscal year of Seller, consolidated balance sheets of Seller and its consolidated subsidiaries and the related consolidated statements of income showing the financial condition of Seller and its consolidated subsidiaries as of the close of such fiscal year and the results of operations during such year, and a consolidated statement of cash flows, as of the close of such fiscal year, setting forth, in each case, in comparative form the corresponding figures for the preceding year, all the foregoing consolidated financial statements to be reported on by, and to carry the report (acceptable in form and content to Participant) of an independent public accountant of national standing acceptable to Participant;

          (2) Within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of Seller, unaudited consolidated balance sheets and consolidated statements of income, all to be in a form acceptable to Participant, showing the financial condition and results of operations of Seller and its consolidated subsidiaries on a consolidated basis as of the end of each such quarter and for the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, certified by a financial officer of Seller (acceptable to Participant) as presenting fairly the financial position and results of operations of Seller and its consolidated subsidiaries and as having been prepared in accordance with generally accepted accounting principles consistently applied, in each case, subject to normal year-end audit adjustments;

          (3) Promptly upon receipt thereof, a copy of each other report submitted to Seller by its independent public accountants in connection with any annual, interim or special audit of Seller;

          (4) Promptly upon becoming aware thereof, notice of (i) the commencement of, or any determination in, any legal, judicial or regulatory proceedings, (ii) any dispute between Seller or its Parent Company and any governmental or regulatory body, (iii) any event or condition, which, in any case of (i) or (ii), if adversely determined, would have a material adverse effect on (A) the validity or enforceability of this Agreement, (B) the financial condition or business operations of Seller, (C) the Approvals of Seller or (D) the ability of Seller to fulfill its obligations under this Agreement or (iv) any material adverse change in the business, operations, prospects or financial condition of Seller, including, without limitation, the insolvency of Seller or its Parent Company;

          (5) Promptly upon becoming available, copies of all financial statements, reports, notices and proxy statements sent by its Parent Company, Seller or any of

     Seller's consolidated subsidiaries in a general mailing to their respective stockholders and of all reports and other material (including copies of all registration statements under the Securities Act of 1933, as amended) filed by any of them with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said Commission;

          (6) Promptly upon becoming available, copies of any press releases issued by its Parent Company or Seller and copies of any annual and quarterly financial reports and any reports on Form H-(b)12 which its Parent Company or Seller may be required to file with the OTS or the RTC or comparable reports which a Parent Company or Seller may be required to file with the FDIC or any other federal banking agency containing such financial statements and other information concerning such Parent Company's or Seller's business and affairs as is required to be included in such reports in accordance with the rules and regulations of the OTS, the RTC, the FDIC or such other banking agency, as may be promulgated from time to time;

          (7) Such supplements to the aforementioned documents and such other information regarding the operations, business, affairs and financial condition of its Parent Company, Seller or any of Seller's consolidated subsidiaries as Participant may request;

          (8) A copy of (i) the articles of incorporation of Seller and any amendments thereto, certified by the Secretary of State of Seller's state of incorporation, (ii) a copy of Seller's by-laws, together with any amendments thereto, (iii) a copy of the resolutions adopted by Seller's Board of Directors authorizing Seller to enter into this Agreement and the Custodial Agreement and authorizing one or more of Seller's officers to execute the documents related to this Agreement and Custodial Agreement, and (iv) a certificate of incumbency and signature of each officer of Seller executing any document in connection with this Agreement;

          (9) Neither the Seller nor any affiliate thereof will acquire at any time any Participation Certificate or any other economic interest in or obligation with respect to any Mortgage Loan;

          (10) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report each sale of a Participation Certificate to the Participant as a sale of the ownership interest in the Mortgage Loans evidenced by that Participation Certificate. The Seller has been advised by or has confirmed with its independent public accountants that the foregoing transactions will be so classified under GAAP;

          (11) The consideration received by the Seller upon the sale of each Participation Certificate will constitute reasonably equivalent value and fair consideration for the ownership interest in the Mortgage Loans evidenced by that Participation Certificate;

         (12) The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, any sale of a Participation Certificate to the Participant; and

         (13) The Seller will not sell any Participation Certificate to the Participant with any intent to hinder, delay or defraud any of the Seller's creditors .

     (b) Seller shall take all necessary action to maintain its Approvals at all times during the term of this Agreement. If, for any reason, Seller ceases to maintain such Approvals, Seller shall so notify Participant immediately.

     (c) Seller will comply in all material respects with all laws, rules and regulations to which it is or may become subject.

     (d) Seller shall, upon request of Participant, promptly execute and deliver to Participant all such other and further documents and instruments of transfer, conveyance and assignment, and shall take such other action as Participant may require more effectively to transfer, convey, assign to and vest in Participant and to put Participant in possession of the property to be transferred, conveyed, assigned and delivered hereunder and otherwise to carry out more effectively the intent of the provisions under this Agreement.

     Section 10.  Term. This Agreement shall continue in effect until terminated
                  ----
as to future transactions by written instruction signed by either Seller or Participant and delivered to the other, provided that no termination will affect the obligations hereunder as to any of the Participation Certificates then outstanding hereunder or any Security not yet delivered to the related Takeout Investor.

     Section 11.  Exclusive Benefit of Parties; Assignment. This Agreement is
                  ----------------------------------------
for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other person, including the Takeout Investor and Custodian. Except as provided in Section 6, no rights or obligations created by this Agreement may be assigned by either party hereto without the prior written consent of the other party.

     Section 12.  Amendments; Waivers; Cumulative Rights. This Agreement may be
                  --------------------------------------
amended from time to time only by written agreement of Seller and Participant. Any forbearance, failure or delay by Participant in exercising any right, power or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by Participant of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of Participant shall continue in full force and effect until specifically waived by Participant in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

     Section 13.  Execution in Counterparts.  This Agreement may be executed in
                  -------------------------
any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     Section 14.  Effect of Invalidity of Provisions.  In case any one or more
                  ----------------------------------
of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

     Section 15.  Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

     Section 16.  Notices.  Any notices, consents, elections, directions and
                  -------
other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when telecopied or delivered by overnight courier to, personally delivered to, or on the third day following the placing thereof in the mail, first class postage prepaid to, the respective addresses set forth on the cover page hereof for Seller, Participant or Custodian, or to such other address as either party shall give notice to the other party pursuant to this Section. Notices to any Assignee shall be given to such address as the Assignee shall provide to Seller in writing.

     Section 17.  Entire Agreement.  This Agreement, the Participation
                  ----------------
Certificates and the Custodial Agreement contain the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements between them, oral or written, of any nature whatsoever with respect to the subject matter hereof.

     Section 18.  Costs of Enforcement. In addition to any other indemnity
                  --------------------
specified in this Agreement, in the event of a breach by Seller of this Agreement, the Custodial Agreement, a Participation Certificate or a Takeout Commitment, Seller agrees to pay the reasonable attorneys' fees and expenses of Participant and/or any Assignee incurred as a consequence of such breach.

     Section 19.  Consent to Service.  Each party irrevocably consents to the
                  ------------------
service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 16.

     Section 20.  Submission to Jurisdiction. With respect to any claim arising
                  --------------------------
out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and (b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.

     Section 21.  Jurisdiction Not Exclusive.  Nothing herein will be deemed to
                  --------------------------
preclude either party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in Section 20.

     Section 22.  Construction.  The headings in this Agreement are for
                  ------------
convenience only and are not intended to influence its construction. References to Sections, Exhibits and Annexes in this Agreement are to the Sections of and Exhibits and Annexes to this Agreement. The Exhibits and Annexes are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

     IN WITNESS WHEREOF, Participant and Seller have duly executed this Agreement as of the date and year set forth on the cover page hereof.

                                PAINE WEBBER REAL ESTATE
                                SECURITIES INC.


                                By:  /s/
                                     _____________________
                                Name:_____________________
                                Title:____________________


                                CRESCENT MORTGAGE SERVICES, INC.


                                By:  /s/
                                     _____________________
                                Name:_____________________
                                Title:____________________
                                Address (if different from cover page):

                                                                       Exhibit A


                           PARTICIPATION CERTIFICATE

POOL NO. (FHLMC CONTRACT NO.) ______________
PASS-THROUGH RATE________________
DISCOUNT________________

     This Certificate evidences a one hundred percent (100%) undivided ownership interest in (including the right to receive the payments of principal of and interest on) the Mortgage Loans identified on the attached:

(Check Box)

               [  ] (a) Form HUD 11706 (Schedule of Pooled Mortgages);
               [ ] (b) Fannie Mae Form 2005 (Schedule of Mortgages); or [ ] (c) FHLMC Form 11 (Mortgage Submission Schedule) or
                        MIDANET computer tape

The Mortgage Loans have been sold to Participant pursuant to the terms of that certain Mortgage Loan Participation Agreement, dated __________, 19__ (the "Agreement") between ________________________________, as Seller, and PAINE
WEBBER REAL ESTATE SECURITIES INC., as Participant. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement, the terms of which are hereby incorporated by reference and made a part of this Participation Certificate.

     Upon Delivery of the related Security to Participant or its Assignee, Participant's ownership interest in the Mortgage Loans backing such Security evidenced in this Certificate shall terminate, and this Certificate shall be void and of no further effect.

     This Participation Certificate may be amended only by a written agreement between Seller and Participant.

                                                [SELLER]

                                                By:___________________________
___________________________                     Its:__________________________
___________________________                     Date:_________________________

AGGREGATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS (GIVING EFFECT TO PAYMENTS MADE AS OF __________, 19__): $_____________________

Hereby authenticated by [Custodian]
pursuant to the Custodial Agreement
(May not be applicable for FHLMC)

                                               By:____________________________
                                               Name:__________________________
                                               Title:_________________________

                                                                       Exhibit B


                                TRADE ASSIGNMENT

____________("Takeout Investor")
[Address]

Attention: __________________
Fax No.: ___________________

Dear Sirs:

     Attached hereto is a correct and complete copy of your confirmation of commitment (the "Commitment"), trade-dated _________, 19__, to purchase $______ of ____% ____year:

(Check Box)

     [  ]   (a)  Government National Mortgage Association;
     [  ]   (b)  Federal National Mortgage Association; or
     [  ]   (c)  Federal Home Loan Mortgage Corporation;

mortgage-backed pass-through securities ("Securities") at a purchase price of ________from ________on [Insert Settlement Date]. Our intention is to assign $______________ of this commitment's full amount. This is to confirm that (i) the form of this assignment conforms to the PSA guidelines, (ii) the commitment is in full force and effect, (iii) the Commitment has been assigned to Paine Webber Inc. ("P/W") whose acceptance of such assignment is indicated below, (iv) you will accept delivery of such Securities directly from PIW, (v) you will pay P/W for such Securities, (vi) P/W is obligated to make delivery of such Securities to you in accordance with the attached Commitment and (vii) you have released Seller from its obligation to deliver the Securities to you under the Commitment. Payment will be made "delivery versus payment (DVP)" to P/W in immediately available funds.

     If you have any questions, please call (212) 713-6267 immediately or send correspondence by fax to (212) 713-8355.

                                                    Very truly yours,

                                                    [SELLER]

Agreed to:                                          By:_______________________
                                                    Its:______________________
                                                    Date:_____________________

PAINE WEBBER INC, as agent for
PAINE WEBBER REAL ESTATE
SECURITIES INC.

By:____________________________
Name:__________________________
Title:_________________________

Notice of delivery and confirmation of receipt are the obligations of Paine Webber. Prompt notification of incorrect information or rejection of the trade assignment should be made to Paine Webber.

                                                                       Exhibit C


                                 DOCUMENT LIST

     Seller shall deliver or cause to be delivered the following documents to
Participant:

               (i) the fully completed Participation Certificate, executed by Seller and, unless Seller has appointed FHLMC as Custodian, authenticated by Custodian and attached to the Participation Certificate the fully completed copy of (a) Form HUD 11706 (Schedule of Pooled Mortgages)*, (b) Fannie Mae Form 2005 (Schedule of Mortgages)** or (c) FHLMC Form 11 (Mortgage Submission Schedule) or MIDANET computer tape***;

               (ii) the fully completed copy of (a) Form HUD 11705 (Schedule of Subscribers)*, (b) Fannie Mae Form 2014 (Delivery Schedule)** or (c) a copy of FHLMC Form 381 (Contract Delivery Summary)*** and a copy of FHLMC Form 939 (Settlement and Information Multiple Registration
          Form)*** designating Participant as the party authorized to receive the Securities, executed by Seller and relating to the Securities to be backed by the Mortgage Loans, certified by Seller to be correct and unmodified copies of such forms in full force and effect;

               (iii) either (a) a copy of a Takeout Commitment with respect to the Security to be backed by the Mortgage Loans evidenced by such Participation Certificate or (b) a letter from Seller confirming the details of such Takeout Commitment;

               (iv) if the Takeout Investor is not Paine Webber Inc., a Trade Assignment must also be delivered to Participant;

               (v) a letter from any warehouse lender, substantially in the form of Exhibit D, having a security interest in the Mortgage Loans, addressed to Participant, releasing any and all right, title and interest in such Mortgage Loans.

       *  For GNMA Program only
      **  For FNMA Program only
     ***  For FHLMC Program only

                                                                       Exhibit D


                         [WAREHOUSE LENDER'S RELEASE]



Paine Webber Inc. as agent for
Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Gentlemen:

     Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Custodial Agreement, dated as of ______________, 199_, among Paine Webber Real Estate Securities Inc., [Seller] and [Custodian].

     We hereby release all right, interest or claim of any kind, including any security interest or lien, with respect to the mortgage loans referenced in the attached schedule (GNMA/FNMA/FHLMC Pool/Contract #_________________), such release to be effective automatically without any further action by any party, upon payment, in one or more installments, from Paine Webber Real Estate Securities Inc., in accordance with the Wire Instructions in effect on the date of such payment, in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C.*

                                     Very truly yours,



                                     [WAREHOUSE LENDER]

* A =  weighted average Trade Price
  B =  principal amount of the Mortgage Loans
       backing the Security
  C =  1 minus the Discount

                                                                       Exhibit E


                                  ASSIGNMENT


     For VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto
______________________________________________________________________.  Please
print or typewrite name and address, including postal zip code of assignee)

an undivided Participation Interest equal to _______% of the Mortgage Loans evidenced by the within Participation Certificate, Pool No. (FHLMC Contract No.) ______________________, Pass-Through Rate ______________, Discount
____________and hereby authorize(s) the transfer of registration of such interest to assignee.

                                                     [Assignor]



Dated:______________                             By:______________________
                                                 Title:___________________

                                                                         Annex A


                         SELLER'S DELIVERY INSTRUCTIONS

     (1) In the case of certificated Securities, Participant will pick up the Securities upon receipt of notification of issuance from Seller and promptly deliver such Securities in negotiable form to:

                                                ___________________________

                                                ___________________________

                                                ___________________________

                                                ___________________________


     (2) In the case of book-entry Securities, upon receipt by Participant of such Securities, Participant will wire the Securities to:


                                                ___________________________

                                                ___________________________

                                                ___________________________

                                                ___________________________

                       MORTGAGE LOAN CUSTODIAL AGREEMENT
                       ---------------------------------

                                                         DRY/CW/CONDUIT PROGRAMS
                                                                         3/26/96

                       MORTGAGE LOAN CUSTODIAL AGREEMENT
                       ---------------------------------

PURCHASER:  PAINE WEBBER REAL ESTATE SECURITIES INC.

ADDRESS:    1285 AVENUE OF THE AMERICAS
            NEW YORK, NEW YORK 10019
            ATTENTION:____________________________

CUSTODIAN:  THE CHASE MANHATTAN BANK, N.A.

ADDRESS:    MORTGAGE BANKING DIVISION
            2 CHASE MANHATTAN PLAZA (20th FLOOR)
            NEW YORK, NEW YORK 10081
            ATTENTION: GLENN HETT

SELLER:     CRESCENT MORTGAGE SERVICES, INC.

ADDRESS:    SOUTH TERRACES
            115 PERIMETER CENTER PLACE
            SUITE 28
            ATLANTA, GEORGIA 30346


DATE:       MAY 1, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                                                       Page
Section 1.        Definitions                                                                           1

Section 2.        Delivery of Documents by Seller                                                       8

Section 3.        Custodian as Custodian for, and Bailee of, Purchaser, Assignee and Warehouse          9
                  Lender

Section 4.        Certification by Custodian; Delivery of Documents                                    10

Section 5.        Funding by the Takeout Investor                                                      13

Section 6.        Default                                                                              13

Section 7.        Access to Documents                                                                  13

Section 8.        Custodian's Fees and Expenses; Successor Custodian; Standard of Care                 14

Section 9.        Assignment by Purchaser                                                              15

Section 10.       Insurance                                                                            16

Section 11.       Representations, Warranties and Covenants                                            16

Section 12.       No Adverse Interests                                                                 17

Section 13.       Amendments                                                                           17

Section 14.       Execution in Counterparts                                                            17

Section 15.       Agreement for Exclusive Benefit of Parties; Assignment                               18

Section 16.       Effect of Invalidity of Provisions                                                   18

Section 17.       Governing Law                                                                        18

Section 18.       Consent to Service                                                                   18

Section 19.       Notices                                                                              18

Section 20.       Certification                                                                        18

Section 21.       Construction                                                                         18

Exhibit A      Dry Submission Package
Exhibit B-1    Cash Window Submission Package
Exhibit B-2    FHLMC Document List
Exhibit B-3    FNMA Document List
Exhibit B-4    FNMA Bailee Letter
Exhibit C-1    Conduit Submission Package
Exhibit C-2    Conduit Bailee Letter
Exhibit D      Conversion Submission Packages
Exhibit E      Request for Certification
Exhibit F      Document Codes
Exhibit G-1    Warehouse Lender's Release
Exhibit G-2    Warehouse Lender's Wire Instructions
Exhibit H-1    Seller's Release
Exhibit H-2    Seller's Wire Instructions
Exhibit I-1    Purchaser's Wire Instructions to Seller
Exhibit I-2    Purchaser's Wire Instructions to Custodian
Exhibit I-3    Purchaser's Delivery Instructions to Custodian
Exhibit J      Notice by Assignee to Custodian of Purchaser's Default
Exhibit K      Limited Power of Attorney
Exhibit L      Unidentified Mortgage Loans List
Exhibit M      Unidentified/Suspension Mortgage Loan Directive
Exhibit N      Form of Delivery Instructions
Exhibit O      Purchaser's Instructions to Custodian to Destroy Specified Files
Exhibit P      List of Primary Mortgage Insurers
Schedule A     List of Conduits

                       MORTGAGE LOAN CUSTODIAL AGREEMENT

     THIS Mortgage Loan Custodial Agreement ("Agreement"), dated as of the date set forth on the cover page hereof, among PAINE WEBBER REAL ESTATE SECURITIES INC. ("Purchaser"), THE CHASE MANHATTAN BANK, N.A. ("Custodian") and the SELLER whose name is set forth on the cover page hereof ("Seller").

                             PRELIMINARY STATEMENT

     Purchaser has agreed to purchase, from time to time, at its sole election from Seller, certain residential first mortgage loans pursuant to the terms and conditions of one or more Purchase Agreements between Purchaser and Seller relating to Dry Transactions, Cash Window Transactions or Conduit Transactions. Seller is obligated to service the Mortgage Loans pursuant to the terms and conditions of the Purchase Agreements. Purchaser desires to have Custodian take possession of the Mortgage Notes evidencing the Mortgage Loans, along with certain other documents specified herein, as the custodian for and bailee of Purchaser or Assignee in accordance with the terms and conditions hereof.

     The parties hereto agree as follows:

     Section 1.  Definitions.
                 -----------

     As used in this Agreement, the following terms shall have the following meanings:

          "Agency": FHLMC or FNMA, as applicable.

          "Applicable Agency Documents": The documents listed on Exhibit B-2 or Exhibit B-3, as applicable.

          "Applicable Guide": With respect to each Takeout Investor the applicable guide published by such Takeout Investor setting forth the requirements each Mortgage Loan needs to satisfy in order to be eligible for purchase by such Takeout Investor, as such guide may be amended or supplemented from time to time.

          "Assignee": The Chase Manhattan Bank, National Association, as agent for certain beneficiaries pursuant to certain Repurchase Transaction Tri-Party Custody Agreements.

          "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of a Mortgage Loan.

          "Bailee Letter": A FNMA Bailee Letter or a Conduit Bailee Letter, as applicable.

          "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in The City of New York, New York are authorized or obligated by law or executive order to be closed, or (b) any day on which Paine Webber Real Estate Securities Inc. is closed for business, provided that notice thereof shall have been given not less than seven calendar days prior to such day.

          "Cash Window Submission Package": The documents listed on Exhibit B-1, which shall be delivered by Seller to Custodian in connection with each Cash Window Transaction.

          "Cash Window Transaction": A transaction initiated by Purchaser's delivery of a Request for Certification which identifies FNMA or FHLMC as the Takeout Investor but does not include a Conversion Code.

          "Certification": With respect to a Mortgage Loan, the full performance by Custodian of the procedures set forth in Sections 4(a) and 4(b).

          "Certification Code": A Mortgage Loan Absentee Code, a Mortgage Loan Approval Code or a Mortgage Loan Suspension Code.

          "Certification Report": A Request for Certification to which Custodian has added its Certification Codes and, when a Certification Code indicates suspension, applicable Exception Codes, and which is transmitted by Custodian to Purchaser in an appropriate data layout provided by Purchaser.

          "Commitment": A commitment executed by Takeout Investor and Seller evidencing Takeout Investor's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to an investor in a forward trade by the applicable Commitment Expiration Date.

          "Commitment Expiration Date": With respect to any Commitment, the expiration date thereof.

          "Conduit": Any of the Entities listed on Schedule A, as amended or supplemented from time to time.

          "Conduit Bailee Letter": The master bailee letter, in the form of Exhibit C-2, for use by Custodian in connection with the delivery of a Conduit Submission Package, provided, however, for the purposes of delivering the related Conduit Submission Package, excluding (i) a copy of the Commitment, (ii) the Warehouse Lender's Release or Seller's Release, as applicable, and (iii) the original Assignment of Mortgage, in blank, to a Conduit.

          "Conduit Submission Package": The documents listed on Exhibit C-1, which shall be delivered by Seller to Custodian in connection with each Conduit Transaction.

          "Conduit Transaction": A transaction initiated by Purchaser's delivery of a Request for Certification which identifies a Conduit as the Takeout Investor but does not include a Conversion Code.

          "Confirmation": A confirmation confirming a trade between Seller and Takeout Investor.

          "Conversion Code": With respect to a Mortgage Loan, the conversion code set forth in Part II of Exhibit F, entered by Purchaser, along with the Program Code, in the "PROG CODE" column of the related Request for Certification indicating that (i) such Mortgage Loan was previously acquired by Purchaser in a Dry Transaction and (ii) a Conversion Submission Package shall be received by Custodian on the applicable Delivery Date.

          "Conversion Submission Package": One of the sets of documents listed on Exhibit D, which shall be delivered by Seller to Custodian in connection with each Conversion Transaction.

          "Conversion Transaction": With respect to a Mortgage Loan, a transaction initiated by Purchaser's delivery to Custodian of a Request for Certification containing a Conversion Code. A Conversion Transaction shall always be preceded by a Dry Transaction.

          "Custodian": The Chase Manhattan Bank, National Association, and its permitted successors hereunder.

          "Delivery Date": With respect to a Mortgage Loan, the date set forth on the related Request for Certification in the "DELIVERY DATE" column, which shall be the Business Day on which Seller desires the applicable portion of the related Submission Package be sent by Custodian to the
                                                  ----
     Takeout Investor, i.e., one Business Day prior to the Business Day on which Seller desires the applicable portion of the Submission Package to be received by the Takeout Investor.
     --------

          "Delivery Directive": With respect to each Mortgage Loan either appearing on an Unidentified Mortgage Loan List or marked by Custodian with a Suspension Code on a Certification Report, the delivery directive, set forth in Part IV of Exhibit F, used by Purchaser in a notice in the form of Exhibit M, to direct Custodian to deliver the related Submission Package in accordance with the Delivery Instructions.

          "Delivery Instructions": With respect to a Mortgage Loan, instructions prepared by Seller, in the form of Exhibit N indicating the address for the delivery by Custodian of the applicable portion of the related Submission Package.

          "Dry Submission Package": The documents listed on Exhibit A, which shall be delivered by Seller to Custodian in connection with each Dry Transaction.

          "Dry Transaction": A transaction initiated by Purchaser's delivery to Custodian of a Request for Certification, which does not identify a Takeout Investor, and which does not include a Conversion Code.

          "Entity": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Exception Code": Each of the exception codes set forth in Part V of Exhibit F, placed by Custodian on a Certification Report indicating missing documents, incomplete documents and deficiencies in documents reviewed by Custodian.

          "Expected Delivery Date": The date identified on a Request for Certification as the "Expected Delivery Date of Mortgage File", which shall be the date on which Seller has informed Purchaser that a Submission Package will be received by Custodian from Seller.

          "FHLMC": The Federal Home Loan Mortgage Corporation and any successor thereto.

          "FHLMC Commitment": A commitment executed by FHLMC and Seller evidencing FHLMC's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to FHLMC by the applicable Commitment Expiration Date under the Applicable Guide.

          "FNMA": The Federal National Mortgage Association and any successor thereto.

          "FNMA Bailee Letter": The master bailee letter, in the form of Exhibit B-4, for use by Custodian in connection with the delivery to FNMA of the Cash Window Submission Package, excluding (i) the original Assignment of Mortgage, in blank, (ii) the Warehouse Lender's Release or Seller's Release, as applicable, (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions and (v) a copy of the Commitment.

          "FNMA Commitment": A commitment executed by FNMA and Seller, evidencing FNMA's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to FNMA by the applicable Commitment Expiration Date under the Applicable Guide.

          "Hold Directive": With respect to a Mortgage Loan either appearing on an Unidentified Mortgage Loan List or marked by Custodian with a Suspension Code on a Certification Report, the hold directive, set forth in Part IV of Exhibit F, used by Purchaser in a notice in the form of Exhibit M to direct Custodian to continue to hold the related Submission Package.

          "HUD": United States Department of Housing and Urban Development and any successor thereto.

          "Limited Power of Attorney": A limited power of attorney, in the form of Exhibit K, executed by Seller and delivered to Custodian, authorizing Custodian to prepare Mortgage Note endorsements in the form indicated thereon.

          "Loan Identification Data": The applicable information regarding a Mortgage Loan, set forth on a Request for Certification, which shall include Purchaser's reference number, the name of Purchaser's applicable program, the Mortgage Loan number, the last name of the Mortgagor, the face amount of the Mortgage Note, the number of months to maturity of the Mortgage Loan, and the interest rate borne by the Mortgage Note and, solely with respect to Cash Window Transactions, Conduit Transactions and Conversion Transactions, the name of the Takeout Investor, the sale price of the Mortgage Loan to the Takeout Investor, the commitment number, the Commitment Expiration Date, the Delivery Date, the Release Payment, and the name of the Warehouse Lender.

          "Losses": Any and all losses, claims, damages, liabilities or expenses (including reasonable attorney's fees) incurred by any person specified; provided however that "Losses" shall not include losses, claims, damages, liabilities or expenses which would have been avoided had such person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

          "Mortgage": A mortgage, deed of trust or other security instrument creating a first lien on an estate in fee simple in real property securing a Mortgage Note.

          "Mortgage Loan": A one-to-four family residential mortgage loan that is subject to this Agreement.

          "Mortgage Loan Absentee Code": The mortgage loan absentee code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify Purchaser that a Submission Package related to a Mortgage Loan listed on a Request for Certification is not in Custodian's possession.

          "Mortgage Loan Approval Code": The mortgage loan approval code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify Purchaser that Custodian's review of the applicable items in a Submission Package is complete and that such items satisfy all the applicable requirements set forth in Section 4(a) and Section 4(b).

          "Mortgage Loan Suspension Code": The mortgage loan suspension code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify Purchaser that Custodian's review of the Submission Package has determined that one or more of the documents in the Submission Package are missing, incomplete or incorrect and/or do not satisfy one or more of the requirements set forth in Section 4(a) or Section 4(b).

          "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

          "Mortgagor": The obligor on a Mortgage Note.

          "Notice of Bailment": A notice, in the form of Schedule A to Exhibit B-4 or C-2, as applicable, delivered by Custodian to Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

          "Payee Number": The code used by FNMA to indicate the wire transfer instructions that will be used, by FNMA to purchase a Mortgage Loan.

          "Primary Mortgage Insurer": Any one of the Entities set forth on Exhibit P, as such Exhibit may be amended or supplemented from time to time.

          "Program Code": Each of the codes, set forth in Part I of Exhibit F, placed by the Purchaser in the "PROG CODE" column of a Request for Certification indicating that the Mortgage Loan is being offered by Seller to Purchaser in a Dry Transaction, Cash Window Transaction or a Conduit Transaction, as applicable.

          "Purchase Agreement": Each Mortgage Loan Purchase Agreement, dated as of the date set forth on the cover page thereof, between Seller and Purchaser, as each is amended from time to time providing the terms of Dry Transactions, Cash Window Transactions, Conduit Transactions or Conversion Transactions.

          "Purchase Date": With respect to a Mortgage Loan, the date on which Purchaser purchases such Mortgage Loan from Seller.

          "Purchaser": Paine Webber Real Estate Securities Inc. and its successors.

          "Purchaser's Wire Instructions to Seller": The wire instructions, set forth on Exhibit I-1, specifying the account which shall be used for the payment of all amounts due and payable by Seller to Purchaser hereunder.

          "Purchaser's Payment": The amount set forth on the Request for Certification in the "RELEASE PAYMENT" column.

          "Purchaser's Wire Instructions to Custodian": Wire Instructions delivered by Purchaser to Custodian, in the form of Exhibit I-2, executed by Purchaser, receipt of which has been acknowledged by Custodian specifying the wire address where all funds received in accordance with Purchaser's Wire Instructions to Seller shall be transferred by Custodian.

          "Release Payment": The funds referred to in a Warehouse Lender's Release or Seller's Release, as applicable.

          "Request for Certification": A report detailing Loan Identification Data supplied by Seller to Purchaser, transmitted by Purchaser to Custodian either via facsimile in the form of Exhibit E or transmitted electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale by Seller to Purchaser on the Submission Package Delivery Date.

          "Return Directive": With respect to each Mortgage Loan either appearing on an Unidentified Mortgage Loan List or marked by Custodian with a Suspension Code on a Certification Report, the return directive, set forth in Part IV of Exhibit F, used by Purchaser in a notice in the form of Exhibit M, to direct Custodian to deliver (i) the related Submission Package in accordance with the terms of the applicable bailee letter pursuant to which such Submission Package was delivered to Custodian or
     (ii) the related Submission Package to the Entity who sent such Submission Package to Custodian if no bailee letter was included in the Submission Package, as applicable.

          "Seller": The Seller whose name is set forth on the cover page hereof, and its permitted successors hereunder.

          "Seller's Release": A letter, in the form of Exhibit H-1, delivered by Seller when no Warehouse Lender has an interest in a Mortgage Loan, conditionally releasing all of Seller's right, title and interest in such Mortgage Loan upon receipt of payment by Seller.

          "Seller's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit H-2, to be used for the payment of funds to Seller when no Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

          "Submission Package": With respect to each Mortgage Loan, a Dry Submission Package, a Cash Window Submission Package, a Conduit Submission Package or a Conversion Submission Package, as applicable.

          "Successor Servicer": An entity designated by Purchaser, in conformity with the Purchase Agreement, .to replace Seller as servicer for Purchaser, and, with respect to Cash Window Transactions, as seller/servicer of the Mortgage Loans for the Agency.

          "Takeout Investor": An Agency or a Conduit, as applicable.

          "Underwriter": Any party, including but not limited to a mortgage loan pool insurer, who underwrites a Mortgage Loan prior to its purchase by Purchaser.

          "Underwriter's Form": A FNMA/FHLMC Form 1008/1077, HUD 92900WS, HUD92900.4, VA Form 26-6393, VA Form 26-1866, a mortgage loan pool insurance certificate, or an underwriting approval form from a Primary Mortgage Insurer, as applicable, completed by an Underwriter with respect to a Mortgage Loan, indicating that such Mortgage Loan complies with its underwriting requirements.

          "Unidentified/Suspension Mortgage Loan Directive": A Delivery Directive, a Hold Directive or a Return Directive, as applicable.

          "Unidentified Mortgage Loans List": A list of Mortgage Loans for which Custodian has received the related Submission Packages from Seller but which have not been identified by Purchaser in a Request for Certification. Such list shall include, with respect to each Mortgage Loan, the information set forth in Exhibit L.

          "Warehouse Lender": Any lender providing financing to Seller in any fractional amount for the purpose of originating or purchasing Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of Seller to such lender. In all Dry Transactions and Conversion Transactions, Purchaser shall be the Warehouse Lender.

          "Warehouse Lender's Release": letter, in the form of Exhibit G-1, from a Warehouse Lender to Purchaser, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by Warehouse Lender.

          "Warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit G-2, from a Warehouse Lender to Purchaser, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

     Section 2.  Delivery of Documents by Seller.
                 -------------------------------

     (a) Seller may, before the first purchase by Purchaser under a Purchase Agreement of a Mortgage Loan, deliver to Custodian a Limited Power of Attorney, provided, however, Custodian shall have no responsibility or obligation to act under such Limited Power of Attorney.

     (b) If Seller desires to engage in Cash Window Transactions:

          (1) relating to a FHLMC Commitment, Seller shall deliver to Purchaser a copy of (i) FHLMC Form 1035 (Custodial Agreement), if applicable, duly executed by the related custodian and FHLMC, and (ii) FHLMC Form 3 (Summary Agreement) or such other equivalent agreement as is acceptable to Purchaser, duly executed by Seller and FHLMC; or

          (2) relating to a FNMA Commitment, Seller shall deliver to Purchaser a copy of (i) Fannie Mae Form 2003 (Custodial Agreement) if applicable, duly executed by the related custodian and FNMA, (ii) Fannie Mae Mortgage Selling and Servicing Contract, and Fannie Mae Form 482 (Designation of Payee - Wire Transfer Information).

          (c) With respect to each Mortgage Loan being offered by Seller for sale to Purchaser pursuant to (i) a Dry Transaction, (ii) a Cash Window Transaction, (iii) a Conduit Transaction or (iv) a Conversion Transaction, Seller shall deliver to Custodian a Submission Package on the Expected Delivery Date. In no event shall Seller deliver a Submission Package to Custodian later than 12:00 Noon New York City time on the related Delivery Date.

     Section 3.  Custodian as Custodian for, and Bailee of Purchaser Assignee
                 ------------------------------------------------------------
and Warehouse Lender.  (a) With respect to each Mortgage Note, each Assignment
--------------------
of Mortgage and all other documents constituting each Submission Package that are delivered to Custodian or that at any time come into Custodian's possession, Custodian, subject to the provisions of paragraphs (b) and (c) of this Section 3, shall act solely in the capacity of custodian for, and bailee of, Purchaser. Custodian shall, subject to the provisions of paragraphs (b) and (c) of this
Section 3 and except as otherwise required by Section 4, hold all documents constituting a Submission Package received by it for the exclusive use and benefit of Purchaser, and shall make disposition thereof only in accordance with this Agreement. Custodian shall segregate and maintain continuous custody of all documents constituting a Submission Package received by it in secure and fireproof facilities in accordance with customary standards for such custody and shall mark its books and records to indicate that the Submission Package is being held for Purchaser.

     (b) Purchaser hereby notifies Custodian that each Mortgage Loan purchased by Purchaser from Seller shall be promptly assigned by Purchaser to Assignee, as of the date of Purchase, as described in Section 9. Upon notice, in the form of Exhibit J, by Assignee to Custodian of Purchaser's default, Assignee may (i) require Custodian to act with respect to the related Submission Packages solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and in accordance with the terms of this Agreement, (ii) require Custodian to hold such Submission Packages for the exclusive use and benefit of Assignee and (iii) assume the rights of Purchaser under this Agreement to furnish instructions to Custodian as to the disposition of such Submission Packages and such rights shall be exercisable solely by Assignee. Custodian shall give Assignee written acknowledgment to the effect set forth in (i), (ii) and (iii), by executing such notice and returning a copy thereof to Assignee. In the event that, prior to receipt of such notice from Assignee, Custodian delivered any Submission Package to Purchaser, Takeout Investor or Purchaser's designee, Custodian shall so notify Assignee, and Custodian shall not be deemed to hold such Submission Package for Assignee unless and until such Submission Package is redelivered to Custodian. The failure of Custodian to give the written acknowledgment referred to above shall not affect the validity of such assignment, pledge or grant of a security interest. The effects of Assignee's notice to Custodian set forth above shall continue until Custodian is otherwise notified in writing by Assignee. The terms of this Agreement shall not apply to any Submission Package physically delivered by Custodian to Assignee.

     (c) Seller and Purchaser acknowledge that Warehouse Lender, if any, identified from time to time in each Warehouse Lender's Release to be received by Custodian pursuant to Section 2(c), is a warehouse lender for the Seller. Seller and Purchaser acknowledge that, in accordance with the terms of each Warehouse Lender's Release to be received by the Custodian pursuant to Section 2(c), pursuant to which each such Warehouse Lender conditionally releases its security interest in the Mortgage Loan referred to in the related Warehouse Lender's Release, such release shall not be effective until the Release Payment is received in accordance with the Warehouse Lender's Wire Instructions. Until receipt of a Release Payment, the interest of the related Warehouse Lender in a Mortgage Loan shall continue and remain in full force and effect.

     (d) If any additional documents relating to the Submission Package come into the Custodian's possession, the provisions of paragraphs (a), (b) and (c) of this Section 3 shall apply to such additional documents in the same manner as such provisions apply to related Submission Package.

     (e) Purchaser shall notify Custodian on each Business Day, of all Mortgage Loans purchased by Purchaser on such Business Day which relate to this Agreement.

     Section 4.  Certification by Custodian; Delivery of Documents.
                 -------------------------------------------------

     (a) With respect to each Mortgage Loan that Purchaser desires to purchase, Purchaser shall deliver to Custodian a Request for Certification. Upon receipt by Custodian of a Request for Certification, Custodian shall perform the following procedures with respect to each Mortgage Loan listed on such Request for Certification:

          (i) Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification. If Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified on a Request for Certification, Custodian shall annotate its Certification Report in the appropriate space provided with a Mortgage Loan Absentee Code. If Custodian is in possession of Submission Packages delivered by Seller which do not relate to any of the Mortgage Loans listed on a Request for Certification, Custodian shall generate an Unidentified Mortgage Loans List and shall deliver such List promptly to Purchaser. Purchaser shall deliver a copy of such Unidentified Mortgage Loans List to Seller. No action shall be taken by Custodian, other than in accordance with Unidentified/ Suspension Mortgage Loan Directive or a notice in the form of Exhibit I-3, with respect to Mortgage Loans appearing on an Unidentified Mortgage Loans List until any such Mortgage Loans are included in a Request for Certification. On each Business Day during which a Mortgage Loan shall appear on an Unidentified Mortgage Loans List, Purchaser shall send to Custodian an Unidentified/Suspension Mortgage Loan Directive or a notice in the form of Exhibit I-3, with respect to the related Submission Package.

          (ii) With respect to each Request for Certification Custodian shall:

               (A) verify the Loan Identification Data appearing in (1) the "LAST NAME" column by comparing such Loan Identification Data to the information in the Mortgage Note and Assignment of Mortgage and (2) the "FACE AMOUNT", "# OF MONTHS TO MATURITY" and "NOTE RATE" columns by comparing such Loan Identification Data to the information in the Mortgage Note;

               (B) if the Program Code indicates a Cash Window Transaction, verify the Loan Identification Data appearing in the "LOAN #" column by comparing the related information in any of the related Applicable Agency Documents;

               (C) if the Program Code indicates a Cash Window Transaction, Conduit Transaction or Conversion Transaction, verify the Loan Identification Data appearing in the "TAKEOUT INVESTOR", "SALE PRICE", "COMMITMENT #", and "COMMITMENT EXPIRATION DATE" columns by comparing such Loan Identification Data to the information appearing in the Commitment; and

               (D) if the Program Code indicates a Cash Window Transaction or a Conduit Transaction, verify the Loan Identification Data appearing in the "WAREHOUSE LENDER" column by comparing such Loan Identification Data to the information appearing in the Warehouse Lender's Release or Seller's Release, as applicable.

After applying the applicable procedures set forth in clauses (A), (B) and (C) above, any discrepancies between the Loan Identification Data and documents comprising the Submission Package shall be noted by Custodian in the appropriate column immediately below each item of Loan Identification Data.

     (b) With respect to each Request for Certification, following completion by Custodian of the procedures set forth in Section (4)(a).

          (i) Custodian shall review each applicable set of documents comprising the Submission Package and shall ascertain whether (A) each such document is in Custodian's possession, (B) each such document accurately conforms with the Loan Identification Data set forth in the Request for Certification or as modified by any notations supplied by Custodian pursuant to Section 4(a)(ii), (C) each such document appears regular on its face, (D) each such document in the Submission Package appears on its face to conform to the requirements of Exhibit A, Exhibit B-1, Exhibit C-1 or Exhibit F, as applicable, (E) unless the Program Code indicates either a Dry Transaction or a Conversion Transaction, the Mortgage Loan is listed on a schedule attached to a Warehouse Lender's Release or a Seller's Release, as the case may be, (F) either (1) if the Release Payment is a dollar amount, the amount appearing in the "RELEASE PAYMENT" column on the Request for Certification is equal to or exceeds the Release Payment, or (2) if the Program Code indicates either a Dry Transaction or a Conversion Transaction, or if the Release Payment is a formula, as indicated in Exhibit G-1, the Custodian need not verify the amount, if any, appearing in the "RELEASE PAYMENT" column and (G) (1) with respect to the wire transfer instructions as set forth in FHLMC

     Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery) such wire transfer instructions are identical to Purchaser's Wire Instructions to Seller or (2) the Payee Number set forth on Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule), as applicable, is identical to the Payee Number that has been identified by Purchaser in the Request for Certification.

          (ii) If Custodian determines that the documents in the Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i), Custodian shall so indicate in the space provided in its Certification Report with a Mortgage Loan Approval Code. If Custodian determines that the documents in a Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i) except that the endorsement of the Mortgage Note is missing, Custodian may, but shall not be obligated to, prepare such endorsement pursuant to the Limited Power of Attorney. If documents in the Submission Package do not conform in all respects with Section 4(b)(i) or are missing and/or do not conform, Custodian shall annotate its Certification Report with a Mortgage Loan Suspension Code followed by each applicable Exception Code such that Purchaser is informed of each and every missing document and/or non-conformity in the space provided in its Certification Report. With respect to each Mortgage Loan that has been given a Mortgage Loan Suspension Code, Purchaser shall, on each Business Day during which such Mortgage Loan Suspension Code is in effect, send to Custodian an Unidentified/Suspension Mortgage Loan Directive or a notice in the form of Exhibit 1-3, with respect to the related Submission Package.

     (c) Custodian shall use its reasonable efforts to perform a Certification with respect to any Submission Package delivered after 12:00 Noon New York City time on a related Delivery Date for which it has received a Request for Certification. Upon completion of its Certification, Custodian shall deliver a Certification Report to Purchaser. All applicable documents comprising a Submission Package relating to Mortgage Loans with respect to which Custodian has assigned a Mortgage Loan Approval Code shall be delivered by Custodian in the form and specific order required by Seller, via overnight courier in accordance with the Delivery Instructions on the applicable Delivery Date and, except with respect to Mortgage Loans for which FHLMC is the Takeout Investor, under cover of a fully completed Notice of Bailment prepared by Custodian in accordance with the terms of the Bailee Letter. If Seller fails to instruct Custodian regarding the order and specific form for a delivery to Takeout Investor of such applicable documents, the Custodian shall deliver such applicable documents in the original form and specific order received from Seller. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Seller shall cause the original of such instrument to be recorded. If Delivery Instructions direct Custodian to deliver any portion of a Submission Package to a location that is not Takeout Investor's office, Custodian must receive Purchaser's written consent to make deliveries to such location prior to complying with such Delivery Instructions. Upon receipt of one written approval from Purchaser, such written approval shall, unless Custodian receives a notice from Purchaser to the contrary, be deemed to apply to all Delivery Instructions delivered in the future by Seller that list such location. Following delivery by Custodian of the applicable portion of a

Submission File to Takeout Investor, all remaining documents comprising such Submission Package shall be held by Custodian until receipt by Custodian of written instructions from Purchaser to destroy such documents. Each month, Purchaser may, but shall not be obligated to, deliver to Custodian a notice in the form of Exhibit O, informing Custodian of all files that Purchaser has authorized Custodian to destroy.

     All applicable documents comprising a Submission Package relating to Mortgage Loans with respect to which Custodian has assigned a Mortgage Loan Suspension Code shall be held by Custodian until receipt from Purchaser of instructions. On each Business Day during which a Mortgage Loan shall have a Mortgage Loan Suspension Code assigned to it, Purchaser shall send to Custodian an Unidentified/Suspension Mortgage Loan Directive with respect to such Mortgage Loan.

     (d) At any time following the delivery of a Certification, in the event Custodian becomes aware of any defect with respect to such Submission Package or the related forms, including the return of documents to the Custodian from Takeout Investor due to a defect in such documents, the Custodian shall give prompt oral notice of such defect to the Purchaser, followed by a written specification thereof.

     Section 5.  Funding by the Takeout Investor.  Custodian shall promptly
                 -------------------------------
notify Purchaser, either electronically or by facsimile, upon receipt, in accordance with Purchaser's Wire Instructions to Seller, of funds by Custodian. Each notice shall identify all such funds by (i) the amount, (ii) the source from which such funds were received and (iii) to the extent received by Custodian, Seller's name. Unless Custodian is otherwise instructed by Assignee, Custodian shall promptly transfer such funds to Purchaser in accordance with Purchaser's Wire Instructions to Custodian.

     Section 6.  Default.  If Seller fails to fulfill any of its obligations
                 -------
under the Purchase Agreement or hereunder or in connection with the exercise by Purchaser of any remedy pursuant to Section 3 of the Purchase Agreement then, subject to the provisions of Section 3(c) hereof, Purchaser may, by notice to Custodian, (a) appoint Custodian as its delegee to complete the endorsements on the Mortgage Notes held by Custodian and to complete and record at Purchaser's expense the related blank Assignments of Mortgages relating to the affected Mortgage Loan in accordance with Purchaser's instructions and, when applicable, and (b) require Custodian to deliver to Purchaser, Takeout Investor or Successor Servicer the Submission Packages (or any portion thereof specified by Purchaser) in Custodian's possession or under Custodian's control to which the failure relates.

     Section 7.  Access to Documents.  Upon reasonable prior written notice to
                 -------------------
Custodian, Purchaser (and if the Mortgage Loans have been assigned, Assignee) and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine and copy at their expense the Submission Packages, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans in which Purchaser has an interest. Upon the request of Purchaser (or, if applicable, Assignee) and at the cost and expense of Purchaser (or, if applicable, Assignee), Custodian shall provide such Purchaser (or, if applicable, Assignee) with copies of the Mortgage Notes, Assignments of Mortgage and other documents in Custodian's possession relating to any of the Mortgage Loans in which Purchaser (or, if applicable, Assignee) has an interest.

     Section 8.  Custodian's Fees and Expenses: Successor Custodian, Standard of
                 ---------------------------------------------------------------
Care.  (a) It is understood that Seller will be charged for Custodian's fees for
----
its services under this Agreement in such amounts and in the manner set forth in the related Purchase Agreement. Notwithstanding the foregoing, Custodian has no lien on, and shall not attempt to place a lien on, any of the Mortgage Loans or proceeds thereof to secure the payment of its fees.

     (b) Subject to the provisions of any other agreement between Custodian and Purchaser, Custodian may only resign for cause. Such resignation shall take effect upon the earlier of (i) the appointment of a successor Custodian by Purchaser and delivery of all the Submission Packages and any portion of, the related documents in Custodian's possession to the successor Custodian, and (ii) the delivery of all the Submission Packages and any portion of the related documents in Custodian's possession to the Purchaser or its designee pursuant to
(c) below.

     (c) In the event of any such resignation, Custodian shall promptly transfer to the successor Custodian all Submission Packages and related documents in Custodian's possession and the successor Custodian shall hold Submission Packages and related documents in accordance with this Agreement. If Purchaser directs the removal of Custodian, Purchaser shall be responsible for all expenses associated with the transfer of the Submission Packages and any related documents in Custodian's possession and for any fee of the successor Custodian in excess of the fees of the initial Custodian hereunder. The Purchaser shall have 90 days in which to appoint and designate an acceptable successor Custodian. If the Purchaser fails to appoint a successor Custodian within such 90-day period, then Custodian shall deliver possession and custody of the Submission Packages and any related Submission Packages in Custodian's possession to Purchaser at the address specified on the cover page hereof, or if a timely written designation is received by Custodian, to any designee of Purchaser.

     (d) Custodian shall have responsibility only for the Submission Packages and the contents thereof which have been actually delivered to it and which have not been released to Seller, Purchaser, the Agency or Assignee or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security for its own loans or its own mortgage warehouse loan customers. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of or for either Seller, the Agency, Purchaser or Assignee.

     (e) Custodian shall incur no liability to any Entity for Custodian's acts or omissions hereunder, except for liabilities which (i) arise from Custodian's gross negligence or willful misconduct or (ii) solely with respect to the Purchaser, which arise from Custodian negligently or intentionally failing to
(A) issue an accurate Certification Report, provided, however, any such liability shall not be incurred with respect to the issuance of an inaccurate Certification Report if the defect causing such inaccuracy would not have been ascertainable by the Custodian applying the procedures expressly set forth in this Agreement, (B) timely deliver the Submission Package in accordance with the Delivery Instructions or Purchaser's written instructions, as applicable, (C) prevent the loss, damage or destruction of any document included in a Submission Package when held by Custodian, (D) perform its obligations under Section 5 or (E) comply with an Unidentified/Suspension Mortgage Loan Directive; provided, however, Custodian shall have no liability hereunder if Custodian's failure to perform resulted from the inaction or action of any other Entity, other than Entities that are affiliated with Custodian or are acting under the direct control of Custodian. Custodian's liability under this Agreement shall be limited to direct damages resulting from aforesaid. In addition Custodian shall not be liable, directly or indirectly, for any losses, claims, damages, liabilities or expenses which would have been avoided had any Entity making a claim taken reasonable action to mitigate such losses, claims, damages, liabilities or expenses or (2) special or consequential damages, even if Custodian has been advised of the possibility of such damages; provided, however, that Purchaser's direct damages resulting from a decline in the market value of a Mortgage Loan shall not be deemed special or consequential damages.

     (f) Custodian shall be entitled to rely upon the advice of its legal counsel from time to time and shall not be liable for any action or inaction by it in reliance upon such advice. Custodian also shall be entitled to rely upon any notice, document, correspondence, request or directive received by it from Seller, Takeout Investor, Purchaser or Assignee, as the case may be, that Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any person so executing or presenting such documents or as to. the truthfulness of any statements set forth therein.

     (g) Seller hereby indemnifies, defends and holds Custodian harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by Custodian, including court costs and reasonable attorney's fees and disbursements, in connection with Custodian's performance of its duties under this Agreement, including those involving ordinary negligence, but excluding those involving gross negligence or willful misconduct of Custodian.

     (h) Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, it being expressly understood that there are no implied duties hereunder.

     Section 9.  Assignment by Purchaser.  Purchaser hereby notifies Custodian
                 -----------------------
that Purchaser shall assign, as of the date of the purchase of all of its right, title and interest in and to all Mortgage Loans purchased by Purchaser pursuant to the Purchase Agreement and all rights of Purchaser under the Purchase Agreement (and this Agreement) in respect of such Mortgage Loans represented thereby to Assignee, subject only to an obligation on the part of Assignee to deliver each such Mortgage Loan to Custodian or to Purchaser to permit Custodian, Purchaser or its designee to make delivery thereof to Takeout Investor, but not otherwise. Seller hereby irrevocably consents to such assignment. Assignment by Purchaser of the Mortgage Loans as provided in this
Section 9 shall not release Purchaser from its obligations otherwise under this Agreement. Subject to any limitations in any agreement between Assignee and Purchaser, Assignee may, upon notice of Purchaser's default as provided in
Section 3(b) hereof, directly
enforce and exercise such rights under this Agreement that have been assigned or pledged to it and, until otherwise notified by Assignee, Purchaser shall no longer have any of such rights. Custodian shall assume that any assignment from Purchaser to Assignee is subject to no limitations that are not expressly set forth in this Agreement.

     Section 10.  Insurance.  Custodian shall, at its own expense, maintain at
                  ---------
all times during the existence of this Agreement such (a) fidelity insurance,
(b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance as Custodian deems, from time to time appropriate.

     Section 11.  Representations, Warranties and Covenants.
                  -----------------------------------------

     (a) By Custodian. Custodian hereby represents and warrants to, and covenants with, Seller and Purchaser that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

          (i) Custodian is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

          (ii) Custodian has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and perform its duties and obligations as contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

     (b)  By Seller.  Seller hereby represents and warrants to, and covenants
          ---------
with, Custodian and Purchaser that, as of the date hereof and throughout the term of this Agreement:

          (i) Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

          (ii) Seller has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

     (c) By Purchaser. Purchaser hereby represents and warrants to, and covenants with, Custodian and Seller that, as of the date hereof and throughout the term of this Agreement:

          (i) Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person;

          (ii) Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          (iii) Purchaser has been furnished with all information regarding the related Mortgage Loans that it has requested from Seller;

          (iv) Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

          (v) Purchaser has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

     Section 12.  No Adverse Interests.  By its acceptance of each Submission
                  --------------------
Package, Custodian covenants and warrants to Purchaser that: (a) as of the date of payment by Purchaser of the Release Payment, Custodian, solely in its capacity as Custodian, holds no adverse interests, by way of security or otherwise, in the related Mortgage Loan and (b) Custodian hereby waives and releases any such interest in such Mortgage Loan which it, acting solely in its capacity as Custodian, has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement.

     Section 13.  Amendments.  This Agreement may be amended from time to time
                  ----------
only by written agreement of Seller, Purchaser and Custodian except that, if this Agreement shall have been assigned by Purchaser, no amendment shall be effective unless the amendment is also signed by Assignee. Purchaser shall give at least five days' prior written notice to Assignee of any proposed amendment to this Agreement and shall furnish Assignee with a copy of each such amendment within five days after it is executed and delivered.

     Section 14.  Execution in Counterparts.  This Agreement may be executed in
                  -------------------------
any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     Section 15.  Agreement for Exclusive Benefit of Parties, Assignment.  This
                  ------------------------------------------------------
Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. This Agreement shall bind the parties hereto and their respective successors, but, except for the assignments provided in Sections 3(b) and 9, shall not be assigned or pledged by any party without the prior written consent of the other parties. Written notice from Assignee to Custodian (with a copy to Purchaser) that Purchaser has defaulted in any material respect under any funding or loan agreement relating to the financing of Purchaser's purchase of Mortgage Loans shall be conclusive for all purposes of this Agreement.

     Section 16.  Effect of Invalidity of Provisions.  In case any one or more
                  ----------------------------------
of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

     Section 17.  Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

     Section 18.  Consent to Service.  Each party irrevocably consents to the
                  ------------------
service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 19.

     Section 19.  Notices.  Any notices,  consents, directions and other
                  -------
communications given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by facsimile or electronic transmission, or personally delivered at, or sent by overnight courier to the addresses of the parties hereto set forth on the cover page hereof or such other address as any party shall give in a notice to the other parties pursuant to this Section 19.

    Section 20.  Certification.  Custodian hereby acknowledges that each time it
                 -------------
enters the Approval Code on a Request for Certification in the "Approval Code" column, it is making an express representation and warranty to Purchaser that it has performed the Certification as specified in Sections 4(a) and (b) with respect to the related Mortgage Loan.

     Section 21.  Construction.  The headings in this Agreement are for
                  ------------
convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

     IN WITNESS WHEREOF, Seller, Purchaser and Custodian have caused this Agreement to be duly executed as of the date and year first above written.

                              CRESCENT MORTGAGE SERVICES, INC.



                              By:  /s/
                                   ___________________________
                              Name:___________________________
                              Title:__________________________

                              PAINE WEBBER REAL ESTATE
                               SECURITIES INC.



                              By:  /s/
                                   ___________________________
                              Name:___________________________
                              Title:__________________________


                              THE CHASE MANHATTAN BANK, N.A.



                              By:  /s/
                                   ___________________________
                              Name:___________________________
                              Title:__________________________

                                                                       EXHIBIT A


                            DRY SUBMISSION PACKAGE

     With respect to each Mortgage Loan being offered by Seller for sale to Purchaser Seller shall deliver and release to Custodian the following documents:

          (i) The original Mortgage Note endorsed, "Pay to the order of without recourse" and signed in the name of Seller by an authorized officer and, if Seller did not originate the Mortgage Loan, bearing an unbroken chain of endorsements from the originator thereof to Seller; and (if applicable) the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note or Mortgage has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such third-party to sign or a copy of such power of attorney together with an Officer's Certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located;

          (ii) If Seller did not originate the Mortgage Loan, all original intervening assignments duly executed, attested and acknowledged and in recordable form, which together with the Assignment of Mortgage, evidence the chain of mortgage assignments from the originator of the Mortgage Loan to Seller, and/or copies of all such intervening mortgage assignments, together with an Officer's Certificate, or a certificate from the recorder's office, certifying that any such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgaged Property is located;

          (iii) An original Assignment of Mortgage, in blank, in recordable form but unrecorded signed in the name of Seller by an authorized officer; and

          (iv) A copy of the Mortgage naming the Seller, or if the Seller was not the originator, the originator, as the "mortgagee" or "beneficiary" thereof, and either bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the property with respect to the Mortgage Property is located or a duplicate or conformed copy of the Mortgage, together with a certificate of an officer of the originator certifying that such copy represents a true and correct copy of the original and that such original has been submitted to the title insurance company or settlement agent for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgage Property is located.

All documents delivered to Custodian have been and as to future deliveries will be placed by Seller in an appropriate file folder, properly secured, and clearly marked with Seller's loan number identifying such Mortgage Loan.

In those cases where a copy of a Mortgage, or any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Seller shall cause the original of such instrument to be recorded.

                                                                     EXHIBIT B-1


                        CASH WINDOW SUBMISSION PACKAGE

     With respect to each Mortgage Loan being offered by Seller for sale to Purchaser pursuant to a Cash Window Transaction, Seller shall deliver and release to Custodian the following documents:

          (i) The original Mortgage Note endorsed, "Pay to the order of ____________________, without recourse" and signed in the name of Seller by an authorized officer and, if Seller did not originate the Mortgage Loan, bearing an unbroken chain of endorsements from the originator thereof to Seller; (if applicable) the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Entity to sign or a copy of such power of attorney together with an officer's certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located and if FHLMC is the Agency for the related Mortgage Loan, the Freddie Mac loan number should appear on the top right hand corner of the Mortgage Note;

          (ii) With respect to each Mortgage Loan that has been designated for sale to FNMA, an original Assignment of Mortgage to FNMA in recordable form but unrecorded signed in the name of Seller by an authorized officer;

          (iii) If Seller did not originate a Mortgage Loan, all necessary intervening assignments to show a complete chain of title from the originating mortgagee to Seller;

          (iv) An original Assignment of Mortgage, in blank, in recordable form but unrecorded (which Assignment of Mortgage may be in the form of a blanket assignment of two or more such Mortgages to the extent permitted by applicable law) signed in the name of Seller by an authorized officer;

          (v) A Warehouse Lender's Release, from any Warehouse Lender having a security interest in the Mortgage Loans or, if there is no Warehouse Lender with respect to such Mortgage Loans, a Seller's Release, from Seller, addressed to Purchaser, releasing any and all right, title and interest in such Mortgage Loans;

          (vi)   Delivery Instructions;

          (vii)  A copy of a Confirmation; and

          (viii) The Applicable Agency Documents, listed on Exhibit B-2 and Exhibit B-3.

All documents delivered to Custodian will be placed by Seller in an appropriate file folder, properly secured, and clearly marked with Seller's appropriate FHLMC or FNMA loan number identifying such Mortgage Loan in the form and order required by the Agency. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Seller shall cause the original of such instrument to be recorded.

                                                                     EXHIBIT B-2


                              FHLMC DOCUMENT LIST

(i) FHLMC Form 1 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Original Cash) or FHLMC Form 9 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Gold Cash), or FHLMC Form 2 (Adjustable Rate Purchase Contract Conventional Home Mortgages).

(ii)    FHLMC Form 1034 (Custodial Certification Schedule).

(iii)   FHLMC Form 996 (Warehouse Lender Release of Security Interest)./1/

(iv)    FHLMC Form 987 (Wire Transfer Authorization for a Cash Warehouse
        Delivery)

(v)     FHLMC Form 960 (Transfer of Servicing) (if supplied by Seller).



________________________
/1/ Consisting either of the form submitted by Seller to Custodian naming Purchaser as Warehouse Lender or a substituted form completed by Custodian naming Purchaser as Warehouse Lender.

                                                                     EXHIBIT B-3


                              FNMA DOCUMENT LIST

(i) Either a Standard Mandatory Delivery Commitment or a Negotiated Mandatory Delivery Commitment or a Negotiated Market-Rate Standby Commitment.

(ii) FNMA Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or FNMA Form 1069 (Adjustable-Rate Mortgage Loan Schedule).

(iii) FNMA Form 2004 (Security Release Certification) (executed by Purchaser and Seller)./1/

(iv) FNMA Form 360 (Incumbency Certificate) (executed by Seller naming person authorized to instruct FNMA on where to wire funds)./2/

(v) All original intervening assignments (if any) duly executed and acknowledged and in recordable form, but unrecorded.


___________________________
/1/ Consisting either of the form submitted by the Seller to the Custodian naming a person other than the Purchaser as Warehouse Lender or a substituted form completed by the Custodian naming the Purchaser as Warehouse Lender.

/2/  If applicable.

                                                                     EXHIBIT B-4


                           [LETTERHEAD OF PURCHASER]

                           FNMA MASTER BAILEE LETTER


                                                   __________________ ___, 199__


The Chase Manhattan Bank, N.A.
Mortgage Banking Division
2 Chase Manhattan Plaza (20th Floor)
New York, New York 10081
Attention: Glenn Hett

Ladies and Gentlemen:

     In connection with its Conforming Whole Loan Purchase: Cash Window Program, the undersigned Paine Webber Real Estate Securities Inc. ("Purchaser") shall from time to time, cause The Chase Manhattan Bank, N.A., as custodian ("Custodian"), to deliver to the Federal National Mortgage Association ("FNMA") original promissory notes ("Mortgage Notes") evidencing certain mortgage loans ("Mortgage Loans"), along with certain other documents comprising the related files ("Mortgage Documents"). Custodian is hereby instructed to prepare and insert a Notice of Bailment in the form of Schedule A hereto with respect to each Mortgage Loan ("Notice of Bailment"), in each file of Mortgage Documents delivered by Custodian to FNMA.

     Except as otherwise provided herein, each Mortgage Document so delivered to FNMA is to be held by FNMA, as agent for Custodian, and subject to only Purchaser's direction and control.

     Upon Purchaser's receipt of all of the proceeds from the sale of a Mortgage Loan in accordance with the wiring instructions set forth in FNMA's Form 482 or 1068 all of Purchaser's legal or equitable interest in the Mortgage Loan shall terminate.

     The persons listed on the attached Schedule B are the authorized representatives ("Authorized Representatives") of Purchaser. Custodian shall not honor any communication relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent, confirmed in writing at the request of Custodian, of an Authorized Representative of Purchaser.

     Please execute and return the enclosed copy of this Master Bailee Letter in the enclosed self-addressed envelope.

                                   Sincerely,

                                   PAINE WEBBER REAL ESTATE
                                    SECURITIES INC.
                                   (Purchaser)

                                   By:____________________________
                                   Name:__________________________
                                   Title:_________________________

                                   Agreed to:


                                   THE CHASE MANHATTAN BANK, N.A.
                                   (Custodian)


                                   By:____________________________
                                   Name:__________________________
                                   Title:_________________________
                                   Dated: As of the date first set
                                          forth above

                                                                      SCHEDULE A
                                                                  TO EXHIBIT B-4


                               NOTICE OF BAILMENT
                               ------------------


[FNMA Address]


          Re: [Insert Description of Loan, including Borrower's Name, Loan Amount and FNMA's Loan Number]
               -----------------------------------


Ladies and Gentlemen:

     Pursuant to the Master Bailee Letter, dated ________ __, 199_ (the "Master Bailee Letter"), between Paine Webber Real Estate Securities Inc. ("Purchaser") and The Chase Manhattan Bank, N.A. (the "Custodian"), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of Purchaser).

     Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Fannie Mae Guide shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

     Any questions relating to the Mortgage Documents should be referred to the Purchaser at (212) 713-2419.

                              Sincerely,

                              THE CHASE MANHATTAN BANK, N.A.


                              By:___________________________
                              Name:_________________________
                              Title:________________________

                                                                      SCHEDULE B
                                                                  TO EXHIBIT B-4


                    AUTHORIZED REPRESENTATIVES OF PURCHASER
                    ---------------------------------------


       Name                      Title                  Authorized Signature
       ----                      -----                  --------------------

                                                                     EXHIBIT C-1


                          CONDUIT SUBMISSION PACKAGE


     With respect to each Mortgage Loan being offered by Seller for sale to Purchaser, pursuant to a Conduit Transaction, Seller shall deliver and release to Custodian the following documents:

          (i) The original Mortgage Note endorsed, "Pay to the order of _____________________ without recourse" and signed in the name of Seller by an authorized officer and, if Seller did not originate the Mortgage Loan, bearing an unbroken chain of endorsements from the originator thereof to Seller; (if applicable) the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third, party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Entity to sign or a copy of such power of attorney together with an officer's certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located;

          (ii)   A Mortgage meeting one of the following requirements:

                 (A) The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

                 (B) A copy of the Mortgage together with an officer's certificate (which may be a blanket officer's certificate of Seller covering all such Mortgage Loans), or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located;

          (iii) If Seller did not originate the Mortgage Loan, all original intervening assignments duly executed, attested and acknowledged and in recordable form, which together with the Assignment of Mortgage, evidence the chain of mortgage assignments from the originator of the Mortgage Loan to Seller, and/or two copies of each such intervening mortgage assignments, each copy together with an officer's certificate, or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgaged Property is located;

          (iv) An original Assignment of Mortgage, in blank, in recordable form but unrecorded signed in the name of Seller by an authorized officer;

          (v) A Warehouse Lender's Release, from any Warehouse Lender having a security interest in the Mortgage Loans or, if there is no Warehouse Lender with respect to such Mortgage Loans, a Seller's Release, from Seller, addressed to Purchaser, releasing any and all right, title and interest in such Mortgage Loans;

          (vi)   Delivery Instructions;

          (vii)  A copy of a Commitment;

          (viii) A copy of a Confirmation;

          (ix) Each Mortgage Loan, as identified by Seller, relating to a Mortgage Note with an original principal amount in excess of 80% of the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan, either (A) an original of the certificate/commitment of Primary Mortgage Insurance Policy, issued by the applicable insurer, without verification of the expiration date thereon, or
     (B) an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Mortgage Loans), certifying that an appraisal report has been obtained by Seller which shows that the appraised value of the Mortgage Property is such that the outstanding principal balance of such Mortgage Note is less than 80% of such appraised value; and*

          (x)    An Underwriter's Form.**















____________________________
*Not applicable to Submission Packages in which the Delivery Instructions require delivery of the Submission Package to Springfield, Illinois.

                                                                     EXHIBIT C-2


                           [LETTERHEAD OF PURCHASER]

                          CONDUIT MASTER BAILEE LETTER

                                                     ___________________, 199___


[ADDRESS]

The Chase Manhattan Bank, N.A.
Mortgage Banking Division
2 Chase Manhattan Plaza (20th Floor
New York, New York 10081
Attention: Glenn Hett

Ladies and Gentlemen:

     The undersigned Paine Webb Real Estate Securities, Inc. ("Purchaser") shall from time to time, cause The Chase Manhattan Bank, N.A., as custodian ("Custodian"), to deliver to [Conduit] ("Takeout Investor") original promissory notes ("Mortgage Notes") evidencing certain mortgage loans ("Mortgage Loans"), along with certain other documents comprising the related files ("Custodial File") and, in each case, a Notice of Bailment in the form of Schedule A hereto with respect to each Mortgage Loan ("Notice of Bailment"), for inspection by Takeout Investor prior to the possible purchase by Takeout Investor of such Mortgage Loans ("Sellers"). Prior to its delivery to Takeout Investor, all of Seller's right, title and interest in each Mortgage Loan and proceeds thereof shall have been conveyed to Purchaser in accordance with each Seller's agreement with Purchaser. Initially capitalized terms used herein but not defined herein shall have the respective meanings ascribed to such terms in the Takeout Investor [Acknowledgement] Agreement, dated _________________, 199___, (as amended, supplemented or otherwise modified from time to time, the "TIAA") between Takeout Investor and Purchaser.

     Except as otherwise provided herein and/or in the TIAA, each Custodial File so delivered to Takeout Investor is to be held by Takeout Investor, as agent for Custodian, and subject to only Purchaser's direction and control until released as provided herein. The TIA shall govern the manner in which Takeover Investor and Purchaser may agree on the amount to be paid by Takeout Investor for each Mortgage Loan accepted for purchase. The proceeds of the sale of each Mortgage Loan accepted for purchase must be remitted immediately upon settlement by Takeout Investor, by wire transfer in immediately available funds, in accordance with the wire instructions set forth in the Notice of Bailment which shall be placed in each Custodial File by Custodian prior to the shipment of each Custodial File to Takeout Investor. Takeout Investor shall be responsible for making certain that all of the proceeds from the sale of the Mortgage Loan are received in accordance with the wire transfer instructions set forth on each Notice of Bailment.

     Upon Purchaser's receipt of all of the proceeds from the sale of a Mortgage Loan in accordance with the wiring instructions in the applicable Notice of Bailment, all of Purchaser's legal or equitable interest in the Mortgage Loan shall terminate.

     All Mortgage Documents held by Takeout Investor which are received by Takeout Investor from Custodian with respect to a Mortgage Loan that is not purchased must be returned immediately to Custodian at the address for delivery of documents set forth on the Notice of Bailment. Purchaser reserves the right at any time, until a Mortgage Loan has been purchased by Takeout Investor, to demand the return of the related Mortgage Documents to Custodian, and Takeout Investor agrees to return to Custodian the Mortgage Documents pertaining to a Mortgage Loan not purchased by Takeout Investor immediately upon such demand by Purchaser.

     The persons listed on the attached Schedule B are the authorized representatives ("Authorized Representatives") of Purchaser. Takeout Investor shall not honor any communication from Sellers relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent of an Authorized Representative of Purchaser, or until Purchaser has received the minimum amount of proceeds of the sale of such Mortgage Loan.

     In the event Takeout Investor is not able for any reason to comply with the terms of this Bailee Letter, Takeout Investor shall immediately return the Custodial File to Custodian at the above address.

     Takeout Investor acknowledges that the Custodial File is being delivered in accordance with its instructions. Takeout Investor shall not deliver a Custodial File to any third party without the prior written consent of Purchaser unless such third party is a wholly owned subsidiary of Takeout Investor or a custodian and bailee of Takeout Investor who is receiving such Custodial File with written notice of the bailment created by this Master Bailee Letter.

     In the event Takeout Investor is not able for any reason to comply with the terms of this Master Bailee Letter, Takeout Investor shall immediately return each Custodial File in Takeout Investor's possession to Custodian at the address for delivery of documents set forth in the related Notice of Bailment.

     Custodial File shall be delivered to Takeout Investor in accordance with its instructions.

     No deviation in performance of the terms of any previous bailment agreement will alter any of Takeout Investor's duties or responsibilities as provided herein.

     By accepting delivery of a Custodial File containing a Notice of Bailment, Takeout Investor shall be bound by the terms hereof. Please execute and return the enclosed copy of this Master Bailee Letter in the enclosed self-addressed envelope.

                                         Sincerely,

                                         PAINE WEBBER REAL ESTATE
                                         SECURITIES INC.
                                         (Purchaser)


                                         By:__________________________
                                         Name:________________________

                                         Title:_______________________


     The undersigned Custodian executes this Master Bailee Letter solely for purposes of appointing Takeout Investor its custodian and bailee to hold the Custodial Files in accordance with the terms of this Master Bailee Letter.

                                         Agreed to:

                                         THE CHASE MANHATTAN BANK, N.A.
                                         (Custodian)


                                         By:__________________________
                                         Name:________________________
                                         Title:_______________________
                                         Dated: As of the date first set forth
                                                above


Agreed to:

[CONDUIT]
(Takeout Investor)



By:________________________
Name:______________________
Title:_____________________
Dated: As of the date first
       set forth above

                                                                      SCHEDULE A
                                                                  TO EXHIBIT C-2


                              NOTICE OF BAILMENT
                              ------------------


[Conduit Address]

          Re: [Insert Description of Loan, including Borrower's Name, Loan Amount and Loan Number]
               ----------------------------


Ladies and Gentlemen:

     Pursuant to the Master Bailee Letter, dated ________ __, 199__ (the "Master Bailee Letter"), between Paine Webber Real Estate Securities Inc. ("Purchaser") and The Chase Manhattan Bank, N.A. (the "Custodian"), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of Purchaser).

     Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Fannie Mae Guide shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

     Any questions relating to the Mortgage Documents should be referred to the Purchaser at (212) 713-2419.

                              Sincerely,

                              THE CHASE MANHATTAN BANK, N.A.


                              By:___________________________
                              Name:_________________________
                              Title:________________________

                                                                      SCHEDULE B
                                                                  TO EXHIBIT C-2


                    AUTHORIZED REPRESENTATIVES OF PURCHASER
                    ---------------------------------------


       Name                         Title                   Authorized Signature
       ----                         -----                   --------------------

                                                                       EXHIBIT D


                         CONVERSION SUBMISSION PACKAGES


1. To convert from a Dry Transaction to a Cash Window Transaction, Seller shall deliver to Custodian:

          A. if FNMA is the Takeout Investor, an original Assignment of Mortgage to FNMA, in recordable form but unrecorded, signed in the name of Seller by an authorized officer;

          B.   the Applicable Agency Documents; and

          C.   Delivery Instructions.

2. To convert from a Dry Transaction to a Conduit Transaction, Seller shall deliver to Custodian:

          A.   a Mortgage meeting one of the following requirements:

               (i) The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

               (ii) A copy of the Mortgage together with an officer's
                    certificate (which may be a blanket officer's certificate of Seller covering all such Mortgage Loans), or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located;

          B.   a copy of a Commitment;

          C.   Delivery Instructions;

          D. Each Mortgage Loan, as identified by Seller, relating to a Mortgage Note with an original principal amount in excess of 80% of the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan, either (A) an original of the certificate/commitment of Primary Mortgage Insurance Policy, issued by the applicable insurer, without verification of the expiration date thereon, or (B) an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Mortgage Loans), certifying that an appraisal report has been obtained by Seller which shows that the appraised value of the

               Mortgage Property is such that the outstanding principal balance of such Mortgage Note is less than 80% of such appraised value;

          E.   An Underwriter's Form; and

          F.   A copy of a Confirmation.

                                                                       EXHIBIT E


                   PAINE WEBBER REAL ESTATE SECURITIES INC.
                           REQUEST FOR CERTIFICATION
    CLIENT:            , PAYEE NUMBER (ONLY APPLICABLE TO FNMA CASH WINDOW
                                 TRANSACTION):
         Expected Delivery Date of Mortgage File is __________, 199__

                                           # OF                                                                          COMPLETION
                                         MONTHS TO                                COMMITMENT DELIVERY RELEASE WAREHOUSE  /EXCEPTION
 REF PROG             LAST NAME  FACE    MATURITY  NOTE TAKEOUT  SALE  COMMITMENT EXPIRATION   DATE   PAYMENT LENDER        CODE
 NO. CODE    LOAN #             AMOUNT             RATE INVESTOR PRICE     #         DATE
-----------------------------------------------------------------------------------------------------------------------------------
          Information Supplied Purchaser
                      by
-----------------------------------------------------------------------------------------------------------------------------------
          Information Supplied Custodian
                      by
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

                                                                       EXHIBIT F


                           Paine Webber Real Estate
                                Document Codes

I.          Program Codes

        D   Dry Transaction

        W   Cash Window Transaction

        C   Conduit Transaction

II.     V   Conversion Code

III.        Certification Codes

        A   Mortgage Loan Absentee Code

        N   Mortgage Loan Suspension Code

        Y   Mortgage Loan Approval Code

IV.         Unidentified/Suspension Mortgage Loan Directives

        H   Hold Directive

        R   Return Directive

        D   Delivery Directive

V.          Exception Codes

        1.  Note is missing
        2.  Note is not original
        3.  Note is missing the borrower's name
        4.  Note - the borrower's name does not match the file
        5.  Note is missing the borrower's signature
        6.  Endorsement in blank on the note is missing
        7. Endorsement in blank on the note is missing Seller's authorized signature
        8.  Intervening Endorsement (from/to) on the note is missing
        9. Intervening Endorsement (from/to) on the note is missing authorized signature
       10.  Mortgage/deed is missing
       11.  Mortgage/deed is not certified
       12.  Mortgage/deed is missing assumption agreement
       13. Mortgage/deed - the borrower's name and signature does not match the note
       14. Mortgage/deed - the amount is not less or equal to the amount on the note
       15.  Mortgage/deed not signed
       16.  Intervening assignment (from/to) is missing
       17.  Intervening assignment (from/to) is not signed
       18.  Intervening assignment (from/to) is not certified
       19.  Assignment in blank is missing
       20.  Assignment in blank not signed

       21.  Assignment in blank is not original
       22.  Assignment to FNMA is missing
       23.  Assignment to FNMA is not signed
       24.  Assignment to FNMA is not original
       25.  Warehouse/Sellers Release/Letter is missing
       26.  Warehouse/Sellers Release/Letter is not signed
       27.  Commitment is missing
       28.  LTV/PMI certificate is missing
       29.  LTV MI officer's certificate is not original
       30.  Third party underwriters form is missing
       31.  Consolidation/modification agreement is missing
       32.  Consolidation/modification agreement is not certified
       33.  FHLMC purchase contract confirmation is missing
       34.  FHLMC purchase contract confirmation is missing the price
       35.  FHLMC midanet/mortgage detail listing is missing
       36.  FHLMC Form 1034/certification schedule is missing
       37.  From the FHLMC Form 1034 all files are not present
       38.  FHLMC Form 996 is missing
       39.  FHLMC Form 996 wire instruction is incorrect
       40.  FHLMC Form 987 is missing
       41.  FHLMC Form 987 wire instruction is incorrect
       42.  FHLMC 960
       43.  FNMA mandatory delivery commitment is missing
       44.  FNMA mandatory delivery commitment is missing the price
       45.  FNMA Form 1068/1069 mornet is missing
       46.  FNMA Form 1068/1069 - all files are not present
       47.  FNMA Form 1068/1069 Payee Code is incorrect
       48.  FNMA Form 1068/1069 Information does not correspond to the note.
       49.  FNMA 2004 is missing
       50.  FNMA 360 is missing
       51.  Delivery Instructions missing
       52. Submission Package does not appear regular on its face but no other Exception Code is applicable.

                                                                     EXHIBIT G-1


                         [WAREHOUSE LENDER'S RELEASE]


Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019


Ladies and Gentlemen:

     We hereby release all right, interest or claim of any kind with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon receipt, in one or more installments, from Paine Webber Real Estate Securities Inc., in accordance with the wire instructions which we delivered to you in a letter dated_________, 199__, in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearer $0.01) multiplied by C.*


                          Street
Loan #      Mortgagor     Address     City        State        Zip

----------- -----------   ----------  ----------- ----------   ----------

                              Very truly yours,



                              [WAREHOUSE LENDER]

                              By:_________________________
                              Name:_______________________
                              Title:______________________



        * A =  weighted average trade price
          B = principal amount of the mortgage loans
          C = 1 minus the discount set forth on the related funding confirmation

                                                                     EXHIBIT G-2


                     [WAREHOUSE LENDER'S WIRE INSTRUCTIONS]

Paine Webber Real Estate Securities, Inc.
1285 Avenue of the Americas
New York, New York 10019

          Re: Paine Webber Real Estate Securities, Inc. Conforming Whole Loan Purchase Cash Window Program with [Seller]
               ---------------------------------------------------------------

Ladies and Gentlemen:

     Set forth below are [Warehouse Lender's] wire instructions applicable to the above-referenced Conforming Whole Loan Purchase: Cash Window Program.

Wire Instructions:
------------------

          Bank Name:
          City, State:
          ABA #:
          Account #:
          Account Name:

     Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                              Very truly yours,
                              [SELLER]

                              By:____________________________
                              Name:__________________________
                              Title:_________________________

                              [WAREHOUSE LENDERS)]*

                              By:____________________________
                              Name:__________________________
                              Title:_________________________

PAINE WEBBER REAL ESTATE
SECURITIES INC.

By:_______________________
Name:_____________________

__________________
* The authorized officer of each warehouse lender executing this letter must be the same authorized officer as signs the Warehouse Lender's Release. Not applicable if there is no warehouse lender.

Title:____________________

                                                                     EXHIBIT H-1


                              [SELLER'S RELEASE]

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

     With respect to the mortgage loan(s) referenced below (a) we hereby certify to you that the mortgage loan(s) is not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loan, such release to be effective automatically without any further action by any party upon payment from Purchaser to Seller of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearer $0.01) multiplied by C* in accordance with our wire instructions in effect on the date of such payment.

                          Street
Loan #      Mortgagor     Address     City        State        Zip

----------- -----------   ----------  ----------- ----------   ----------
---

                                    Very truly yours,

                                    [SELLER]

                                    By: ____________________________
                                    Name:  _________________________
                                    Title: _________________________


         *A = weighted average trade price
          B = principal amount of the mortgage loan(s)
          C = 1 minus the discount set forth on the related funding confirmation

                                                                     EXHIBIT H-2

                                                                     Date:______
                         [SELLER'S WIRE INSTRUCTIONS]

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

         Re: Mortgage Loan Custodial Agreement dated as of __________, 199____, among Paine Webber Real Estate Securities Inc.,
                        -----------------------------------------------
               [Seller] and [Custodian]
               ------------------------

Ladies and Gentlemen:

     Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

     Set forth below are the Seller's Wire Instructions applicable to the above-referenced Custodial Agreement.

Wire Instructions:
------------------

     Bank Name:
     City, State:
     ABA #:
     Account #:
     A/C Name:

     Please acknowledge receipt of this letter in the space provided below and return it to Seller. This letter supersedes and replaces any prior notice specifying the name of Seller and the Seller's Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                                        Very truly yours,

                                        [SELLER]*


                                        By: _____________________
                                        Name: ___________________
                                        Title: __________________

Receipt acknowledged by:

PAINE WEBBER REAL ESTATE
SECURITIES INC.

By:________________________
Name:______________________
Title: ____________________


________________
* The authorized officer of executing this letter must be the same authorized officer as signs the Seller's Release. Applicable only if there is no Warehouse Lender.

                                                                     EXHIBIT I-1


                   [PURCHASER'S WIRE INSTRUCTIONS TO SELLER]

Wire Instructions:
------------------

          Bank Name:
          City, State:
          ABA#:
          Account #:
          A/C Name:
          Ref: [Name of Seller]

                                                                     EXHIBIT I-2


                 [PURCHASER'S WIRE INSTRUCTIONS TO CUSTODIAN]

                                                                    Date:_______
[Custodian]
[Address]

          Re:  Whole Loan Purchase Program
               ---------------------------

Ladies and Gentlemen:

     Set forth below are the Purchaser's Wire Instructions to Custodian (as defined in all Conforming Mortgage Loan Custodial Agreements used in the above-referenced program).

Wire Instructions:
------------------

     Bank Name:
     City, State:
     ABA#:
     Account #:
     Account Name:

     Please acknowledge receipt of this letter in the space provided below and return it to Paine Webber Real Estate Securities Inc. ("Purchaser"). This letter supersedes and replaces any prior notice specifying the name of Purchaser and the Purchaser's Wire Instructions to Custodian and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                                   Very truly yours,

                                   PAINE WEBBER REAL ESTATE SECURITIES
                                   INC.

                                   By:______________________________
                                   Name:____________________________
                                   Title:___________________________

Receipt acknowledged by:

[CUSTODIAN]

By:__________________________
Name:________________________
Title:_______________________

                                                                     EXHIBIT I-3


                PURCHASER'S DELIVERY INSTRUCTIONS TO CUSTODIAN

                                                                   Date:  ______

[CUSTODIAN]
[ADDRESS]
Attention: ______________

          Re:  Delivery of Submission Package
               ------------------------------

Dear _________:

     Please deliver, via overnight courier, each of the Submission Packages relating the Mortgage Loans listed below to:

                             ____________________
                             ____________________
                             ____________________

     Initially capitalized terms are defined in the Mortgage Loan Custodial Agreement, dated _______________, 199___ among [Seller], [Purchaser] and [Custodian].

                                        Very truly yours,

                                        [PURCHASER]


                                        By:  ________________________
                                        Title: ______________________

                                                                       EXHIBIT J



           [NOTICE BY ASSIGNEE TO CUSTODIAN OF PURCHASER'S DEFAULT]

[Custodian]
[Address]

          Re:  Whole Loan Purchase Program
               ---------------------------


Ladies and Gentlemen:

     Notice is hereby given that Purchaser has materially defaulted in its obligations under an agreement between Assignee and Purchaser relating to the financing by Assignee of Purchaser's purchase of Mortgage Loans described on
Schedule 1 hereto. Assignee hereby (i) directs that Custodian act with respect to the related mortgage files solely in the capacity of custodian for, and bailee of, Assignee, (ii) directs that Custodian hold such mortgage files for the exclusive use and benefit of Assignee and (iii) assumes the rights of Purchaser to furnish instructions to Custodian as to the disposition of such mortgage files and such rights shall be exercisable solely by Assignee.

     Please acknowledge the foregoing by signing below and returning a copy of this notice to us at [address].

                                        Very truly yours,

                                        [ASSIGNEE]

                                        By:___________________________
                                        Name:_________________________
                                        Title:________________________

RECEIPT ACKNOWLEDGED:

[CUSTODIAN]
By:_________________________
Name: ______________________
Title: _____________________

cc: Paine Webber Real Estate Securities Inc.

                                                                       EXHIBIT K


                           LIMITED POWER OF ATTORNEY

     Reference is hereby made to the Mortgage Loan Custodial Agreement (the "Agreement"), dated____________, 199____ , among The Chase Manhattan Bank, N.A. ("Custodian"), Paine Webber Real Estate Securities Inc. ("Purchaser") and ________ ("Seller"). Any capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Agreement.

     Know all people by these presents, that Seller, a corporation organized and existing under the laws of the State of ___________, does hereby make, constitute and appoint, ______________ or _________________________, or any officer assigned to the [Corporate Trust Group] (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Agreement, each acting singly and independently of the other, as its true and lawful attorney for it and in its name, place and stead to endorse a Mortgage Note that has not otherwise been endorsed as follows:

     "Pay to the order of ___________________

                                        [Name of Seller]

                                        By:  ________________________
                                        Its: Attorney-in-Fact"

provided, however, a Mortgage Note shall only be endorsed pursuant to this Power of Attorney pursuant to the terms and conditions set forth in Section 4(b)(ii) of the Agreement.

     IN WITNESS WHEREOF, [Name of Seller], has caused this Power of Attorney to be executed in its name by its duly authorized officer this _____ day of _____________199___.

                                        [Name of Seller]

                                        By:  ________________________
                                        Its: Attorney-in-Fact"


STATE OF _______________
                             ss.
COUNTY OF_______________

     On the ___th day of_______, in the year 199_, before me personally came ___________________________________ to me known, who, being by me duly sworn, did depose and say that he/she is of [Name of Seller], the corporation described in and which executed the above instrument and that he/she executed said instrument by order of the board of directors of said corporation.


                                        ______________________________________
                                        Notary Public

                                                                       EXHIBIT L


                        UNIDENTIFIED MORTGAGE LOANS LIST

     With regard to [SELLER], the following mortgage loans were received by The Chase Manhattan Bank, N.A. on [Date] and were not referenced on Paine Webber Real Estate Securities Inc.'s Request for Certification.

       Loan #                Last Name              Face Amount           Takeout Investor         Expiration Date
       ------                ---------              -----------           ----------------         ---------------
                                                                           (if applicable)
                                                                           ---------------
















                                                                       EXHIBIT M


                UNIDENTIFIED/SUSPENSION MORTGAGE LOAN DIRECTIVE
                -----------------------------------------------


                     Seller's Name: ______________________

                     Product Name: ______________________

Reference #       Unidentified/    Loan        Last Name      Face           Commitment           Instruction
(if applicable)   Suspension       #                          Amount         Expiration Date      (Hold/Return/Delivery)





















                                                                       EXHIBIT N


                            [LETTERHEAD OF SELLER]

[DATE]

To:  The Chase Manhattan Bank, N.A.
     Mortgage Banking Division
     2 Chase Manhattan Plaza (20th Floor)
     New York, New York 10081
     Attention: Glenn Hett



--------------------------------------------------------------------------------

Please deliver the Submission Package(s) as indicated on the attached list, in accordance with the terms of the agreement, to the following:


          Company Name         :______________________
          Address              :______________________
          City, State Zip Attn :______________________

The documents in the Submission Package shall be arranged as follows:

                              [LETTER OF SELLER]

                                    [DATE]


LOANS TO BE DELIVERED BY CHASE MANHATTAN BANK, N.A. FOR [SELLER]

Loan #:                               Borrower's Name:                        Loan Amount:
-------                               ----------------                        ------------
1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

                                                                       EXHIBIT O


PURCHASER'S INSTRUCTIONS TO CUSTODIAN TO DESTROY SPECIFIED FILES


[CUSTODIAN]
[ADDRESS]
Attention: ___________________

               Re:  Destruction of Files
                    --------------------


Dear

     You are hereby authorized to destroy any documents relating the Mortgage Loans listed below which were delivered to you in connection with the Mortgage Loan Custodial Agreement referenced below and which remain in your possession:

          Loan #             Last Name              Face Amount
          ------             ---------              -----------
















     Initially capitalized terms are defined in the Mortgage Loan Custodial Agreement, dated _____________, 199__ among [Seller], [Purchaser] and [Custodian].

                              Very truly yours,

                              [PURCHASER]


                              By: ____________________________
                              Title: _________________________

                                                                       EXHIBIT P


                       LIST OF PRIMARY MORTGAGE INSURERS

                                                                      SCHEDULE A


                                LIST OF CONDUITS
                                ----------------


1.  BancBoston Mortgage Corporation

2.  Capstead Mortgage Corporation

3.  Citicorp Mortgage Corp.

4.  Countrywide Correspondent

5.  Fleet Mortgage Corp.

6.  GE Capital Mortgage Services, Inc.

7.  Hamilton Financial Corp.

8.  Headlands Mortgage Corp.

9.  Independent National Mortgage Corp.

10. LaSalle Talman Home Mortgage

11. Paine Webber Real Estate Securities Inc.

12. Prudential Home Mortgage Corp.-LEX Conduit and LEX Agency

13. Residential Funding Corporation

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                                                  EXECUTION COPY



                       MORTGAGE LOAN PURCHASE AGREEMENT
                       --------------------------------


PURCHASER:                   PAINE WEBBER REAL ESTATE SECURITIES INC.

ADDRESS:                     1285 AVENUE OF THE AMERICAS
                             NEW YORK, NEW YORK 10019
                             ATTENTION:

SELLER:                      CRESCENT MORTGAGE SERVICES, INC.

ADDRESS:                     SOUTH TERRACES
                             115 PERIMETER CENTER PLACE
                             ATLANTA, GEORGIA 30346

DATE OF AGREEMENT:           MAY  1, 1996
                                 ---

                               TABLE OF CONTENTS


                                                                                                     Page

Section 1.        Definitions..............................................................            1

Section 2.        Procedures for Purchases of Mortgage Loans...............................            6

Section 3.        Sale of Mortgage Loans to Takeout Investor...............................            7

Section 4.        Servicing. of the Mortgage Loans.........................................            8

Section 5.        Trade Assignments........................................................            9

Section 6.        Transfers of Mortgage Loans by Purchaser.................................           10

Section 7.        Record Title to Mortgage Loans; Intent of Parties Security Interest......           10

Section 8.        Representations and Warranties...........................................           11

Section 9.        Covenants of Seller......................................................           16

Section 10.       Term.....................................................................           19

Section 11.       Exclusive Benefit of Parties; Assignment.................................           19

Section 12.       Amendments; Waivers; Cumulative Rights...................................           19

Section 13.       Execution in Counterparts................................................           19

Section 14.       Effect of Invalidity of Provisions.......................................           19

Section 15.       Governing Law............................................................           20

Section 16.       Notices..................................................................           20

Section 17.       Entire Agreement.........................................................           20

Section 18.       Costs of Enforcement.....................................................           20

Section 19.       Consent to Service.......................................................           20

Section 20.       Construction.............................................................           20

Exhibit A    Loan Purchase Detail

Exhibit B-1  Warehouse Lender's Release

Exhibit B-2  Warehouse Lender's Wire Instructions

Exhibit C-1  Seller's Release

Exhibit C-2  Seller's Wire Instructions

Exhibit D    Purchaser's Wire Instructions to Seller

Exhibit E    UCC-1 Financing Statement

                       MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement ("Agreement"), dated as of the date set forth on the cover page hereof, between PAINE WEBBER REAL ESTATE SECURITIES INC. ("Purchaser") and the Seller whose name is set forth on the cover page hereof ("Seller").

                             PRELIMINARY STATEMENT

     Seller may, in its sole discretion, offer to sell to Purchaser from time to time Mortgage Loans, and Purchaser, in its sole discretion, may agree to purchase such Mortgage Loans from Seller in accordance with the terms and conditions set forth in this Agreement. Seller, subject to the terms hereof, will cause each Mortgage Loan to be purchased by Takeout Investor. During the period from the purchase of a Mortgage Loan to the sale of the Mortgage Loan to Takeout Investor, Purchaser expects to rely entirely upon Seller to service each such Mortgage Loan.

     The parties hereto hereby agree as follows:

     Section 1.  Definitions.
                 ------------

     Capitalized terms used but not defined herein shall have the meanings set forth in the Custodial Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Act of Insolvency": With respect to Seller, (a) the commencement by Seller as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or Seller's seeking the appointment of a receiver, trustee, custodian or similar official for Seller or any substantial part of its property, or (b) the commencement of any such case or proceeding against Seller, or another's seeking such appointment, or the filing against Seller of an application for a protective decree which (1) is consented to or not timely contested by Seller, (2) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (3) is not dismissed within sixty (60) days, (c) the making by Seller of a general assignment for the benefit of creditors, or (d) the admission in writing by Seller that Seller is unable to pay its debts as they become due or the nonpayment generally by Seller of its debts as they become due.

          "Applicable Guide": The Takeout Investor's eligibility requirements for Mortgage Loans, as applicable, and as each may be amended or supplemented from time to time.

          "Applicable Purchase Agreement": The applicable agreement, providing for the purchase by Takeout Investor of Mortgage Loans from Seller as such agreement may be amended from time to time.

          "Assignee": The Chase Manhattan Bank, National Association, as agent for certain beneficiaries pursuant to certain repurchase transaction tri-party custody agreements.

          "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in the City of New York, New York are authorized or obligated by law or executive ,order to be closed, or (b) any day on which Paine Webber Real Estate Securities Inc. is closed for business, provided that notice thereof shall have been given not less than seven calendar days prior to such day.

          "Collateral": The Mortgage Loans (including all servicing rights related thereto), any Custodial Accounts, the Takeout Commitments and the proceeds of any and all of the foregoing.

          "Commitment Date": The date set forth in a Takeout Commitment as the commitment date.

          "Commitment Expiration Date": With respect to any Mortgage Loan, the date occurring 30 calendar days after the Purchase Date.

          "Commitment Requirements": The requirements issued by Takeout Investor in the Applicable Guide regarding the issuance of Takeout Commitments, as amended from time to time by Takeout Investor.

          "Conduit": As defined in the Custodial Agreement.

          "Conduit Submission Package": As defined in the Custodial Agreement.

          "Credit File": All papers and records of whatever kind or description, whether developed or originated by Seller or others, required to document or service the Mortgage Loan; provided, however, that such Mortgage Loan papers, documents and records shall not include any Mortgage Loan papers, documents or records which are contained in the Conduit Submission Package.

          "Custodial Account": A separate custodial account, established and maintained by Seller under the conditions set forth in Section 4(b), for the deposit by Seller of all collections in respect of a Mortgage Loan that are payable to Purchaser as the owner of the Mortgage Loan.

          "Custodial Agreement": The Mortgage Loan Custodial Agreement, dated as of the date set forth on the cover sheet thereof, among Seller, Purchaser and Custodian, as amended from time to time.

          "Custodial Fee": With respect to each Mortgage Loan, the amount set forth on the related Funding Confirmation as the "Custodial Fee."

          "Custodian": The Chase Manhattan Bank, National Association, and its permitted successors.

          "Defective Mortgage Loan": A Mortgage Loan that is not in compliance with the Applicable Guide and this Agreement.

          "Discount": With respect to each Mortgage Loan, the amount set forth on such related Funding Confirmation as the Discount.

          "Document File": The Credit File and the Conduit Submission Package.

          "Due Date": The day of the month on which the Monthly Payment is due on a Mortgage Loan.

          "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

          "Funding Confirmation": With respect to all Mortgage Loans purchased by Purchaser from Seller via a single wire funds transaction on a particular Business Day, the trade confirmation from Purchaser to Seller confirming the terms of Purchaser's purchase of such Mortgage Loans.

          "Incremental Pass-Through Rate": The amount by which the Pass-Through Rate is increased upon the occurrence of (i) an Commitment Expiration Date or (ii) any event giving Purchaser the right to elect a remedy pursuant to
     Section 3, which amount shall be set forth in a Funding Confirmation as the "Incremental Pass-Through Rate" .

          "Loan Purchase Detail": A loan purchase detail, transmitted via facsimile in the form of Exhibit A, or transmitted electronically in an appropriate data layout provided by Purchaser, prepared by Seller, containing certain information regarding the characteristics of all Mortgage Loans being offered for sale by Seller on a particular Business Day.

          "Losses": Any and all losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees) incurred by any person specified; provided, however, that "Losses" shall not include any losses, claims, damages, liabilities or expenses which would have been avoided had such person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

          "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple in real property securing a Mortgage Note.

          "Mortgage Loan": A mortgage loan which is subject to this Agreement, and which satisfies the Commitment Requirements as the same may be modified from time to time.

          "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

          "Mortgagor": The obligor on a Mortgage Note.

          "NCUA": The National Credit Union Administration, or any successor thereto.

          "OTS": The Office of Thrift Supervision, or any successor thereto.

          "Parent Company": A corporation or other entity owning at least 50% of the outstanding shares of voting stock of Seller.

          "Pass-Through Rate": With respect to each Mortgage Loan, the rate at which interest is passed through to Purchaser which initially shall be the rate of interest specified on a Funding Confirmation as the Pass-Through Rate.

          "Performance Fee": With respect to each Mortgage Loan, an amount equal to the Discount less the Custodial Fee, plus the Yield Compensation Adjustment plus or minus any other adjustments permitted hereunder, which amount shall be payable to Seller by Purchaser as compensation to Seller for its services hereunder.

          "Purchase Advice": An approved purchase list delivered to Purchaser by the Takeout Investor via electronic or facsimile transmission, confirming the amount of Takeout Proceeds allocable to each Mortgage Loan purchased by Takeout Investor.

          "Purchase Date": With respect to any Mortgage Loan, the date of payment thereof by Purchaser to Seller of the Purchase Price.

          "Purchase Price": With respect to each Mortgage Loan, an amount equal to the Trade Principal less an amount equal to the product of the Trade Principal and the Discount. Accrued interest shall be allocated in accordance with Section 2(c).

          "Purchaser": Paine Webber Real Estate Securities Inc. and its successors.

          "Purchaser's Wire Instructions to Seller": The wire instructions, set forth in a notice delivered by Purchaser to Seller containing the information set forth in Exhibit D, to be used for the payment of all amounts due and payable to Purchaser hereunder.

          "RTC": The Resolution Trust Corporation or any successor thereto.

          "Seller": The Seller whose name is set forth on the cover page hereof, and its permitted successors hereunder.

          "Seller's Release": A letter in the form of Exhibit C-1, delivered by Seller when no Warehouse has an interest in a Mortgage Loan, conditionally releasing all of Seller's interest in a Mortgage Loan upon receipt of payment by Seller.

          "Seller's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit C-2, to be used for the payment of funds to Seller when no Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

          "Settlement Date": With respect to any Mortgage Loan, the date the allocable Pass-Through Rate shall cease to accrue upon payment by Takeout Investor to Purchaser of the Takeout Proceeds as confirmed by Purchaser's receipt from Seller of the related Settlement Information in accordance with Section 3(a).

          "Settlement Information": The Purchase Advice or group of Purchase Advices which shall identify each Mortgage Loan by the Mortgagor's name, and of which the aggregate disbursement amount equals the precise dollar amount of Takeout Proceeds to be received by Purchaser from Agreement.

          "Successor Servicer": An entity designated by Purchaser, in conformity with Section 16, to replace Seller as servicer for Purchaser.

          "Takeout Commitment": Commitment of Seller to sell one or more Mortgage Loans to Takeout Investor and of Takeout Investor to purchase one or more Mortgage Loans from Seller.

          "Takeout Investor": The applicable Conduit.

          "Takeout Proceeds": The amount of funds Takeout Investor pays to Purchaser on a particular Business Day as identified by the related Settlement Information.

          "Third Party Underwriter": Any third party, including but not limited to a mortgage loan pool insurer, who underwrites the Mortgage Loan(s) prior to the purchase by Purchaser.

          "Third Party Underwriter's Certificate": A certificate issued by a Third Party Underwriter with respect to a Mortgage Loan, certifying that such Mortgage Loan complies with its underwriting requirements.

          "Trade Price": The trade price set forth on a Takeout Commitment.

          "Trade Principal": With respect to any Mortgage Loan, the outstanding principal balance of the Mortgage Loan multiplied by a percentage equal to the Trade Price.

          "Warehouse Lender": Any lender, including, without limitation, Purchaser, providing financing to the Seller in any fractional amount for the purpose of originating or purchasing Mortgage Loans which lender has a security interest in such Mortgage Loans as collateral for the obligations of Seller to such lender.

          "Warehouse Lender's Release": A letter in the form of Exhibit B-1, from a Warehouse Lender to Purchaser, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by Warehouse Lender.

          "Warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit B-2, from a Warehouse Lender to Purchaser, setting forth wire instructions for all amounts due and payable to such Warehouse Lender hereunder.

          "Yield Compensation Adjustment": Subject to any further adjustment provided in this Agreement, an amount (which may be a negative number) equal to:

                                   A(BC-DE)
                                   --------
                                     360

where (i) A equals the number of days in the period beginning on the Purchase Date to but not including the Settlement Date, (ii) B equals the principal amount of the Mortgage Loan, (iii) C equals the interest rate (expressed as a decimal) on the Mortgage Loan, (iv) D equals the Purchase Price and (v) E equals the Pass-Through Rate (expressed as a decimal).

     Section 2.  Procedures for Purchases of Mortgage Loans.
                 ------------------------------------------

     (a)(1) Purchaser may, in its sole discretion, from time to time, purchase one or more Mortgage Loans from Seller. Seller shall be deemed to make for the benefit of Purchaser, as of the applicable dates specified in Section 8, the representations and warranties set forth in Section 8 in respect of each such Mortgage Loan.

     (a)(2) Prior to Purchaser's election to purchase any Mortgage Loan, Purchaser shall have received from Seller a Loan Purchase Detail, either electronically or via a facsimile transmission, and Custodian shall have received all applicable documents required by Section 2 of the Custodial Agreement. The terms and conditions of such purchase shall be set forth in this Agreement and in each Funding Confirmation.

     (b)(1) If Purchaser elects to purchase any Mortgage Loan, Purchaser shall pay the amount of the Purchase Price for such Mortgage Loan by wire transfer of immediately available funds (i) if a Warehouse Lender's Release has been included in the related Conduit Submission Package, in accordance with the Warehouse Lender's Wire Instructions or (ii) if there is no Warehouse Lender's Release included in the related Conduit Submission Package, in accordance with the Seller's Wire Instructions. If Purchaser is the Warehouse Lender with respect to a Mortgage Loan, the amount transferred shall be reduced to account for amounts previously advanced by Purchaser with respect to such Mortgage Loan. With respect to each Mortgage Loan which Purchaser has elected to purchase, Custodian shall deliver to Takeout Investor the applicable portion of the Conduit Submission Package, in the manner and at the time set forth in the Custodial Agreement. Seller shall thereafter promptly deliver to Takeout Investor any and all additional documents requested by Takeout Investor to enable Takeout Investor to make payment to Purchaser of the Takeout Proceeds.

     (b)(2) Simultaneously with the payment by Purchaser of the Purchase Price of a Mortgage Loan, in accordance with the Warehouse Lender's Wire Instructions or the Seller's Wire Instructions, as applicable, with respect to a Mortgage Loan, Seller hereby conveys to Purchaser all of Seller's right, title and interest in and to, such Mortgage Loan, free and clear of any lien, claim or encumbrance.

     (c) With respect to each Mortgage Loan that Purchaser elects to purchase hereunder, Purchaser shall owe to Seller a Performance Fee. The Yield Compensation Adjustment component of the Performance Fee shall include an accrued interest calculation. Purchaser's accrued interest calculation shall be identical to that of Takeout Investor, therefore the amount of accrued interest included in a settlement calculation will represent accrued interest paid to Purchaser and paid by Purchaser.

     (d) Notwithstanding the satisfaction by Seller of the conditions specified in Section 2(a), Purchaser is not obligated to purchase any Mortgage Loan offered to it hereunder. In the event that Purchaser rejects a Mortgage Loan for purchase for any reason and/or does not transmit the Purchase Price, any Conduit Submission Package delivered to Custodian in anticipation of such purchase shall be returned by Custodian in accordance with the terms of the bailee letter under which it was received.

     Section 3.  Sale of Mortgage Loans to Takeout Investor.
                 ------------------------------------------

     (a)(1) Upon the sale to Takeout Investor of a Mortgage Loan previously purchased by Purchaser hereunder, Seller shall cause Takeout Proceeds relating to such Mortgage Loan to be paid to Purchaser in accordance with Purchaser's Wire Instructions to Seller.

     (a)(2) All Takeout Proceeds received by Purchaser from Takeout Investor after 3:00 P.M. New York City time on a Business Day (or at any time on a day which is not a Business Day) shall be deemed, with regard to determining the Settlement Date, received by Purchaser on the next succeeding Business Day.

     (b)(1) If any Mortgage Loan is rejected by Takeout Investor because it is a Defective Mortgage Loan, Seller shall promptly notify Purchaser. If any Mortgage Loan is a Defective Mortgage Loan on the Purchase Date and in Purchaser's sole judgement the defects in such Mortgage Loan will not be cured (or in fact are not cured) by Seller prior to the Commitment Expiration Date, the Pass-Through Rate applicable to such Defective Mortgage Loan shall, on such Commitment Expiration Date, increase by the Incremental Pass-Through Rate and Purchaser, at its election, may require that Seller, upon receipt of notice from Purchaser, immediately repurchase Purchaser's ownership interest in such Defective Mortgage Loan by remitting to Purchaser (in immediately available funds in accordance with Purchaser's instructions) the amount paid by Purchaser for such Defective Mortgage Loan plus interest at the Pass-Through Rate on the principal amount thereof from the Purchase Date of such Mortgage Loan to the date of such repurchase. If at any time prior to the repurchase of a Defective Mortgage Loan by Seller or the purchase of a Mortgage Loan by Takeout Investor, Seller receives the Mortgage Note or any other portion of the Conduit Submission Package, Seller shall promptly forward such Mortgage Note and/or other portion of the Conduit Submission Package to Purchaser.

     (b)(2) If Seller fails to comply with its obligations in the manner described in Section 3(b)(1), upon receipt by Seller of notice from Purchaser, Seller's rights and obligations to service Mortgage Loans, as provided in this Agreement, shall terminate. If an Act of Insolvency occurs at any time, Seller's rights and obligations to service the Mortgage Loans, as provided in this Agreement, shall terminate immediately, without any notice or action by Purchaser. Upon any such termination, Purchaser is hereby authorized and empowered as the exclusive agent for Seller to sell and transfer such rights to service the Mortgage Loans for such price and on such terms and conditions as Purchaser shall reasonably determine, and Seller shall not otherwise attempt to sell or transfer such rights to service without the prior consent of Purchaser. Seller shall perform all acts and take all action so that all files and documents relating to the Mortgage Loans held by Seller, together with all escrow amounts relating to such Mortgage Loans, are delivered to Successor Servicer. To the extent that the approval of a Third Party Underwriter or any other person is required for any such sale or transfer, Seller shall fully cooperate with Purchaser to obtain such approval. Upon exercise by Purchaser of its remedies under this Section 3(b)(2), Seller hereby authorizes Purchaser to receive all amounts paid by any purchaser of such rights to service the Mortgage Loans and to remit such amounts to Seller subject to Purchaser's rights of set-off under this Agreement. Upon exercise by Purchaser of its remedies under this
Section 3(b)(2), Purchaser's obligation to pay and Seller's right to receive any portion of the Performance Fee relating to such Mortgage Loans shall automatically be canceled and become null and void, provided that such cancellation shall in no way relieve Seller or otherwise affect the obligation of Seller to indemnify and hold Purchaser harmless as specified in Section 3(c).

     (b)(3) Each Mortgage Loan required to be delivered to Successor Servicer by
Section 3(b)(2) shall be delivered free of any servicing rights in favor of Seller and free of any title, interest, lien, encumbrance or claim of any kind of Seller. Seller shall deliver or cause to be delivered all files and documents relating to each Mortgage Loan held by Seller to Successor Servicer. Seller shall promptly take such actions and furnish to Purchaser such documents that Purchaser deems necessary or appropriate to enable Purchaser to cure any defect in each such Mortgage Loan or to enforce such Mortgage Loans, as appropriate.

     (c) Seller agrees to indemnify and hold Purchaser and its assignees harmless from and against all Losses resulting from or relating to any breach or failure to perform by Seller of any representation, warranty, covenant, term or condition made or to be performed by Seller under this Agreement.

     (d) No exercise by Purchaser of its rights under this Section 3 shall relieve Seller of responsibility or liability for any breach of this Agreement.

     (e) Seller hereby grants Purchaser a right of set-off against the payment of any amounts that may be due and payable to Purchaser from Seller, such right to be upon any and all monies or other property of Seller held or received by Purchaser, or due and owing from Purchaser to Seller.

     Section 4.  Servicing of the Mortgage Loans.
                 -------------------------------

     (a) Seller shall service and administer each Mortgage Loan on behalf of Purchaser in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and in accordance with the requirements of Takeout Investor as though Takeout Investor's requirement were set forth in independent contract between Seller and Purchaser, provided that Seller shall at all times comply with applicable law, and the requirements of any applicable insurer or guarantor so that the insurance in respect of any Mortgage Loan is not voided or reduced. Seller shall at all times maintain accurate and complete records of its servicing of each Mortgage Loan, and Purchaser may, at any time during Seller's business hours on reasonable notice, examine and make copies of such records. In addition, if a Mortgage Loan is not purchased by Takeout Investor on or before the Commitment Expiration

Date, Seller shall at Purchaser's request deliver to Purchaser monthly reports regarding the status of such Mortgage Loan, which reports shall include, but shall not be limited to, a description of each Mortgage Loan in default for more than thirty days, and such other circumstances with respect to any Mortgage Loan (whether or not such Mortgage Loan is included in the foregoing list) that could materially adversely affect any such Mortgage Loan, Purchaser's ownership of any such Mortgage Loan or the collateral securing any such Mortgage Loan. Seller shall deliver such a report to Purchaser every thirty days until (i) the purchase by Takeout Investor of such Mortgage Loan pursuant to the related Takeout Commitment or (ii) the exercise by Purchaser of any remedial election pursuant to Section 3.

     (b) Within five Business Days of notice from Purchaser or, with respect to any Mortgage Loan, on the Commitment Expiration Date, Seller shall establish and maintain a Custodial Account entitled "[name of Seller], in trust for Paine Webber Real Estate Securities Inc. and its assignees under the Mortgage Loan Purchase Agreement dated [the date of this Agreement]" and shall promptly deposit into such Custodial Account, in the form received with any necessary endorsements, all collections received in respect of each Mortgage Loan that are payable to Purchaser as the owner of each such Mortgage Loan.

     (c) Amounts deposited in the Custodial Account with respect to any Mortgage Loan shall be held in trust for Purchaser as the owner of such Mortgage Loan and shall be released only as follows:

            (1) Except as otherwise provided in this Section 4(c), following receipt by Purchaser or its designee of the Takeout Proceeds for such Mortgage Loan from Takeout Investor or Seller amounts deposited in the Custodial Account shall be paid in accordance with Section 2(c). Notwithstanding the foregoing, all amounts deposited in the Custodial Account shall be paid to Seller upon the purchase by Takeout Investor of the related Mortgage Loan(s) from Purchaser if, and to the extent that, the amounts due and payable to Purchaser hereunder have been set off against the Purchase Price for the Mortgage Loan or the Performance Fee relating to the Mortgage Loan. The amounts paid to Seller (if any) pursuant to this
     Section 4(c)(1) shall constitute Seller's sole compensation for servicing the Mortgage Loans as provided in this Section 4.

            (2) If Successor Servicer is appointed by Purchaser (either under the circumstances set forth in Section 3 or otherwise), all amounts deposited in the Custodial Account shall be paid to Purchaser promptly upon such delivery.

            (3) If a Mortgage Loan is not purchased by Takeout Investor on or before the Commitment Expiration Date, during the period thereafter that Seller remains as servicer, all amounts deposited in the Custodial Account shall be released only in accordance with a Purchaser's written instructions.

     Section 5.  Trade Assignments.  Seller hereby assigns to Purchaser, free of
                 -----------------
any security interest, lien, claim or ,encumbrance of any kind, Seller's rights, under each Takeout Commitment to the full extent permitted by Takeout Investor, to deliver the Mortgage Loan(s) specified therein to Takeout Investor and to receive the Takeout Proceeds therefor from Takeout Investor. Purchaser shall not be deemed to have accepted such rights of Seller which relate to a particular Mortgage Loan unless and until it purchases the Mortgage Loan, and nothing set forth herein shall be deemed to impair Purchaser's right to reject any Mortgage Loan for any reason, in its sole discretion.

     Section 6.  Transfers of Mortgage Loans by Purchaser.  Purchaser may, in
                 ----------------------------------------
its sole discretion, assign all of its right, title and interest in or grant a security interest in any Mortgage Loan sold by Seller hereunder and all rights of Purchaser under this Agreement and the Custodial Agreement, in respect of such Mortgage Loan to Assignee, subject only to an obligation on the part of Assignee to deliver each such Mortgage Loan to Takeout Investor pursuant to
Section 5 or to Purchaser to permit Purchaser or its designee to make delivery thereof to Takeout Investor pursuant to Section 5. It is anticipated that such assignment to Assignee will be made by Purchaser, and Seller hereby irrevocably consents to such assignment. No notice of such assignment shall be given by Purchaser to Seller or Takeout Investor. Assignment by Purchaser of the Mortgage Loans as provided in this Section 6 shall not release Purchaser from its obligations otherwise under this Agreement.

     Without limitation of the foregoing, an assignment of a Mortgage Loan to Assignee, as described in this Section 6, shall be effective upon delivery to Assignee of a Conduit Submission Package.

     Section 7.  Record Title to Mortgage Loans; Intent of Parties; Security
                 -----------------------------------------------------------
Interest.
--------

     (a) From and after the delivery of the related Conduit Submission Package, and subject to the remedies of Purchaser in Section 3, Seller shall remain the last named payee or endorsee of each Mortgage Note and the mortgagee or assignee of record of each Mortgage in trust for the benefit of Purchaser, for the sole purpose of facilitating the servicing of such Mortgage Loan.

     (b) Seller shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership interest in each Mortgage Loan of Purchaser.

     (c) Purchaser and Seller confirm that the transactions contemplated herein are intended to be sales of the Mortgage Loans by Seller to Purchaser rather than borrowings secured by the Mortgage Loans. In the event, for any reason, any transaction is construed by any court or regulatory authority as a borrowing rather than as a sale, the Seller and Purchaser intend that Purchaser or Assignee, as the case may be, shall have a perfected first priority security interest in the Collateral, free and clear of adverse claims. In such case, Seller shall be deemed to have hereby granted to Purchaser or Assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to Purchaser or Assignee, as the case may be, and Purchaser or Assignee, as the case may be, shall have all of the rights of a secured party under applicable law. Seller shall, not later than the date of the first purchase of a Mortgage Loan by Purchaser under this Agreement, deliver to Purchaser a UCC-1 Financing Statement, executed by Seller, containing a description of collateral in the form attached hereto in Exhibit E.

     Section 8.  Representations and Warranties.
                 ------------------------------

     (a) Seller hereby represents and warrants to Purchaser as of the date hereof and as of the date of each delivery of a Conduit Submission Package that:

          (i) Seller is duly organized, validly existing and in good standing under the laws of the state of its organization or of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the state where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Seller. Seller has all requisite power and authority (including, if applicable, corporate power) to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of Seller; and all requisite action (including, if applicable, corporate action) has been taken by Seller to make this Agreement valid and binding upon Seller in accordance with its terms;

          (ii) No approval of the transactions contemplated by this Agreement from the OTS, the NCUA, the FDIC or any similar federal or state regulatory authority having jurisdiction over Seller is required, or if required, such approval has been obtained. There are no actions or proceedings pending or affecting Seller which would adversely affect its ability to perform hereunder. The transfers, assignments and conveyances provided for herein are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

          (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Seller and will not result in the breach of any term or provision of the charter or by-laws of Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject;

          (iv) This Agreement, the Custodial Agreement and every document to be executed by Seller pursuant to this Agreement is and will be valid, binding and subsisting obligations of Seller, enforceable in accordance with their respective terms. No consents or approvals are required to be obtained by Seller or its Parent Company for the execution, delivery and performance of this Agreement or the Custodial Agreement by Seller;

          (v) Purchaser will be the sole owner of the related Mortgage Loan, free and clear of any lien, claim or encumbrance; and

          (vi) All information relating to Seller that Seller has delivered or caused to be delivered to Purchaser, including, but not limited to, all documents related to this

     Agreement, the Custodial Agreement or Seller's financial statements, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein or herein in light of the circumstances under which they were made, not misleading; and

          (vii) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before, or by any court, public board or body pending or, to Seller's knowledge, threatened against or affecting Seller (or, to Seller's knowledge, any basis therefor) wherein an unfavorable decision, ruling or finding would adversely affect the validity of enforceability of this Agreement, the Custodial Agreement or any agreement or instrument to which Seller is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby, would adversely affect the proceedings of Seller in connection herewith or would or could materially and adversely affect Seller's ability to carry out its obligations hereunder.

     (b) Seller hereby represents, warrants and covenants to Purchaser with respect to each Mortgage Loan as of the related Purchase Date that:

          (i) The Mortgage Loan conforms in all respects to the requirements of this Agreement, the Commitment Requirements and all other requirements of Takeout Investor;

          (ii) Seller is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, defenses, offsets, pledges, encumbrances, charges or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement;

          (iii) Except for sub-servicing agreements with Dovenmuehle Mortgage, Inc. affecting said Mortgage Loans relating to sub-servicing for Seller, Purchaser and Takeout Investor, no servicing agreement has been entered into with respect to the Mortgage Loan, or any such servicing agreement has been terminated and there are no restrictions, contractual or governmental, which would impair the ability of Purchaser or Purchaser's designees from servicing the Mortgage Loan;

          (iv) The Mortgage is a valid and subsisting first lien on the property therein described and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable. Any pledge account, security agreement, chattel mortgage or equivalent document related to, and delivered to Purchaser with the Mortgage, establishes in Seller a valid and subsisting first lien on the property described therein, and Seller has full right to sell and assign the same to Purchaser;

          (v) Neither Seller nor any prior holder of the Mortgage has modified the Mortgage in any material respect; satisfied, canceled or subordinated the Mortgage in whole or in part; released the Mortgaged Property in whole or in part from the lien of the Mortgage; or executed any instrument of release, cancellation, modification or satisfaction unless such release, cancellation, modification or satisfaction does not adversely affect the value of the Mortgage Loan and is contained in the related Document File;

          (vi) The Mortgage Loan is not in default, and all Monthly Payments due prior to the Purchase Date and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges (but only to the extent that such water, sewer and municipal charges constitute a lien on the Mortgaged Property), leasehold payments or ground rents have been paid. Seller has not advanced funds, or induced or solicited any advance of funds by a party other than the Mortgagor directly or indirectly, for the payment of any amount required by the Mortgage Loan. The collection practices used by each entity which has serviced the Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage servicing business. With respect to escrow deposits and payments in those instances where such were required, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note;

          (vii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace of cure period, would constitute a default, breach, violation or event of acceleration; and Seller has not waived any default, breach, violation or event of acceleration;

          (viii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and property executed by the Mortgagor. No Mortgagor is a partnership, trust or corporation;

          (x) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury, and the Mortgage Loan is not usurious;

          (xi) Any and all requirements of any federal, state or local law including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and Seller shall deliver to Purchaser upon demand, evidence of compliance with all such requirements;

          (xii) Either: (i) Seller and every other holder of the Mortgage, if any, were authorized to transact and do business in the jurisdiction in which the Mortgaged Property is located at all times when such party held the Mortgage; or (ii) the loan of mortgage funds, the acquisition of the Mortgage (if Seller was not the original lender), the holding of the Mortgage and the transfer of the Mortgage did not constitute the transaction of business or the doing of business in such jurisdiction;

          (xiii) The Mortgage Loan has closed and the proceeds of the Mortgage Loan have been fully disbursed; provided that, with respect to Mortgage Loans originated within the previous 120 days, alterations and repairs with respect to the Mortgaged Property or any part thereof may have required an escrow of funds in an amount sufficient to pay for all outstanding work within 120 of the origination of the Mortgage Loan, and if so, such funds are held in escrow by Seller, a title company or other escrow agent;

          (xiv) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, (ii) in the case of a Mortgage designated as a security deed, by non-judicial sale, (iii) in the case of a Mortgage designated as any other instrument which provides for enforcement by a non judicial sale, by non-judicial sale, and (iv) otherwise by judicial foreclosure;

          (xv) The Mortgage Loan was originated free of any "original issue discount" with respect to which the owner of the Mortgage Loan could be deemed to have income pursuant to Sections 1271 et seq. the Internal
                                                     -- ---
     Revenue Code;

          (xvi) Each Mortgage Loan was originated by an institution that is eligible to issue Mortgage Loans under the Applicable Guide;

          (xvii) At origination, the Mortgaged Property was free and clear of all mechanics' and materialmen's liens or liens in the nature thereof which are or could be prior to the Mortgage lien, and no rights are outstanding that under law could give rise to any such lien;

          (xviii) Either (i) all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property or (ii) the short form title insurance policy insures against loss or damage resulting from any encroachments of boundary lines affecting the Mortgaged Property;

          (xix) As of the Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence (except as may be otherwise permitted by the terms hereof);

          (xx) There is no proceeding pending for the total or partial condemnation of the Mortgaged Property and said property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty;

          (xxi) All buildings upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to fire and hazard insurance policies with extended coverage or other insurance required by the Applicable Purchase Agreement, in an amount at least equal to the greater of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum insurable value (replacement cost without deduction for depreciation) of the improvements constituting the Mortgaged Property. If applicable laws limit the amount of such insurance to the replacement cost of the improvements constituting the Mortgaged Property or to some other amount, then such insurance is in an amount equal to the maximum allowed by such laws. Such insurance amount is sufficient to prevent the Mortgagor or the loss payee under the policy from becoming a co-insurer. The insurer issuing such insurance is acceptable pursuant to the Applicable Purchase Agreement. All individual insurance policies contain a standard mortgagee clause naming Seller, its successors and assigns, as mortgagee and all premiums thereon have been paid. Each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Any flood insurance required by applicable law has been obtained;

          (xxii) The related Mortgage Note is payable on the Due Date of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, providing for full amortization by maturity, over an original term of not more than thirty years;

          (xxiii) At the time that the related Mortgage Loan was made the Mortgagor represented that the Mortgagor would occupy such Mortgaged Property as Mortgagor's primary residence;

          (xxiv) The Mortgaged Property consists of a single parcel of real property;

          (xxv) There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to cause Takeout Investor or private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the value or marketability of the Mortgage Loan;

          (xxvi) The Document File contains or shall contain prior to the Commitment Expiration Date each of the documents and instruments specified to be included therein duly executed and in due and proper form and each such document or instrument is in form acceptable to Takeout Investor. Each Mortgage Note and Mortgage are on forms approved by Takeout Investor; and

          (xxvii) Each Mortgage Loan is covered by a mortgage title insurance policy acceptable to Takeout Investor, issued by, and the valid and binding obligation of, a title insurer acceptable to Takeout Investor, and qualified to do business in the jurisdiction where the property subject to the Mortgage is located; insuring Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The originating lender is the named insured and the sale insured of such mortgage title insurance policy, the assignment to Purchaser of Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer, such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of Purchaser upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

          (xxviii) The loan-to-value ratio of each Mortgage Loan does not exceed the maximum loan-to-value ratio permitted by the Applicable Guide. All provisions of each related primary mortgage insurance policy have been and are being complied with, and such policy is written with a private mortgage insurance company acceptable to the Takeout Investor, is the binding obligation of such insurer, is in full force and effect, and all premiums due thereunder have been paid. Seller has not engaged in any act or omission, and Seller has no knowledge of any act or omission by or on behalf of the related Mortgagor or any other person, which act or omission would impair the coverage or validity of any such primary mortgage insurance policy, the benefit of the endorsement provided for in the Applicable Guide, or the validity or binding effect of either. Any Mortgage Loan subject to a primary mortgage insurance policy obligates the Mortgagor thereunder to maintain such primary mortgage insurance policy and to pay all premiums and charges in connection therewith. The interest rate for the Mortgage Loan is net of any such insurance premiums.

     The representations and warranties of Seller in this Section 8 are unaffected by and supersede any provision in any endorsement of any Mortgage Loan or in any assignment with respect to such Mortgage Loan to the effect that such endorsement or assignment is without recourse or without representation or warranty. With respect to each Mortgage Loan purchased by Purchaser hereunder, to the extent that any representation or warranty made by Seller is either not required by Takeout Investor or is waived by Takeout Investor, Purchaser hereby agrees to waive such representation or warranty if such Mortgage Loan is purchased by Takeout Investor from Purchaser, in accordance with the terms of the related Takeout Commitment.

     Section 9.  Covenants of Seller.  Seller hereby covenants and agrees with
                 -------------------
Purchaser as follows:

     (a)  Seller shall deliver to Purchaser:

          (i) Within one hundred twenty (120) days after the end of each fiscal year of Seller, consolidated balance sheets of Seller and its consolidated subsidiaries and the related consolidated statements of income showing the financial condition of Seller and its consolidated subsidiaries as of the close of such fiscal year and the results of operations during such year, and a consolidated statement of cash flows, as of the close of such fiscal year, setting forth, in each case, in comparative form the corresponding figures for the preceding year, all the foregoing consolidated financial statements to be reported on by, and to carry the report (acceptable in form and content to Purchaser) of an independent public accountant of national standing acceptable to Purchaser;

          (ii) Within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of Seller, unaudited consolidated balance sheets and consolidated statements of income, all to be in a form acceptable to Purchaser, showing the financial condition and results of operations of Seller and its consolidated subsidiaries on a consolidated basis as of the end of each such quarter and for the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, certified by a financial officer of Seller (acceptable to Purchaser) as presenting fairly the financial position and results of operations of Seller and its consolidated subsidiaries and as having been prepared in accordance with generally accepted accounting principles consistently applied, in each case, subject to normal year-end audit adjustments;

          (iii) Promptly upon receipt thereof, a copy of each other report submitted to Seller by its independent public accountants in connection with any annual, interim or special audit of Seller;

          (iv) Promptly upon becoming aware thereof, notice of (1) the commencement of, or any determination in, any legal, judicial or regulatory proceedings, (2) any dispute between Seller or its Parent Company and any governmental or regulatory body, (3) any event or condition, which, in any case of (1) or (2) if adversely determined, would have a material adverse effect on (A) the validity or enforceability of this Agreement, (B) the financial condition or business operations of Seller, or (C) the ability of Seller to fulfill its obligations under this Agreement or (4) any material adverse change in the business, operations, prospects or financial condition of Seller, including, without limitation, the insolvency of Seller or its Parent Company;

          (v) Promptly upon becoming available, copies of all financial statements, reports, notices and proxy statements sent by its Parent Company, Seller or any of Seller's consolidated subsidiaries in a general mailing to their respective stockholders and of all reports and other material (including copies of all registration statements under the Securities Act of 1933, as amended) filed by any of them with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said Commission;

          (vi) Promptly upon becoming available, copies of any press releases issued by its Parent Company or Seller and copies of any annual and quarterly financial reports and any reports on Form H-(b)12 which its Parent Company or Seller may be required to file with the OTS or the RTC or comparable reports which a Parent Company or Seller may be required to file with the FDIC or any other federal banking agency containing such financial statements and other information concerning such Parent Company's or Seller's business and affairs as is required to be included in such reports in accordance with the rules and regulations of the OTS, the RTC, the FDIC or such other banking agency, as may be promulgated from time to time;

          (vii) Such supplements to the aforementioned documents and such other information regarding the operations, business, affairs and financial condition of its Parent Company, Seller or any of Seller's consolidated subsidiaries as Purchaser may request; and

          (viii) A copy of (1) the articles of incorporation of Seller and any amendments thereto, certified by the Secretary of State of Seller's state of incorporation, (2) a copy of Seller's by-laws, together with any amendments thereto, (3) a copy of the resolutions adopted by Seller's Board of Directors authorizing Seller to enter into this Agreement and the Custodial Agreement and authorizing one or more of Seller's officers to execute the documents related to this Agreement and Custodial Agreement, and (4) a certificate of incumbency and signature of each officer of Seller executing any document in connection with this Agreement.

     (b) The consideration received by the Seller upon the sale of each Mortgage Loan will constitute reasonably equivalent value and fair consideration for the ownership interest in the Mortgage Loan.

     (c) Except for (i) the right of Seller to service the Mortgage Loans, (ii) the obligations of Seller and Crescent Bank and Trust Company to repurchase certain Mortgage Loans under various agreements, and (iii) such actions or documentation as may be necessary to transfer the Mortgage Loans to the Takeout Investor, neither the Seller nor any affiliate thereof will acquire at any time any Mortgage Loan or any other economic interest in or obligation with respect to any Mortgage Loan.

     (d) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report each sale of a Mortgage Loan to the Purchaser as a sale of the ownership interest in the Mortgage Loan. The Seller has been advised by or has confirmed with its independent public accountants that the foregoing transactions will be so classified under GAAP.

     (e) The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, any sale of a Mortgage Loan to the Purchaser.

     (f) The Seller will not sell any Mortgage Loan to the Purchaser with any intent to hinder, delay or defraud any of the Seller's creditors.

     (g) Seller shall comply, in all material respects, with all laws, rules and regulations to which it is or may become subject.

     (h) Seller shall, upon request of Purchaser, promptly execute and deliver to Purchaser all such other and further documents and instruments of transfer, conveyance and assignment, and shall take such other action as Purchaser may require more effectively to transfer, convey, assign to and vest in Purchaser and to put Purchaser in possession of the property to be transferred, conveyed, assigned and delivered hereunder and otherwise to carry out more effectively the intent of the provisions under this Agreement.

     (i) Seller shall ensure that all Takeout Proceeds paid by Takeout Investor resulting from Takeout Commitments that relate to Mortgage Loans purchased by Purchaser pursuant to the terms of this Agreement are paid to Purchaser by Takeout Investor in accordance with Purchaser's Wire Instructions to Seller.

     (j) The consideration received by Seller upon sale of each Mortgage Loan will constitute reasonably equivalent value and fair consideration for the Mortgage Loan.

     Section 10.  Term.  This Agreement shall continue in effect until
                  ----
terminated as to future transactions by written instruction signed by either Seller or Purchaser and delivered to the other, provided that no termination will affect the obligations hereunder as to any of the Mortgage Loans with respect to which Conduit Submission Packages have been delivered to Custodian pursuant to the terms of this Agreement or the Custodial Agreement.

     Section 11.  Exclusive Benefit of Parties; Assignment.  This Agreement is
                  ----------------------------------------
for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other person, including the Custodian. Except as provided in Section 6, no rights or obligations created by this Agreement may be assigned by any party hereto without the prior written consent of the other parties.

     Section 12.  Amendments, Waivers, Cumulative Rights.  This Agreement may be
                  --------------------------------------
amended from time to time only by written agreement of Seller and Purchaser.
Any forbearance, failure or delay by either party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by Purchaser of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of Purchaser shall continue in full force and effect until specifically waived by Purchaser in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

     Section 13.  Execution in Counterparts.  This Agreement may be executed in
                  -------------------------
any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     Section 14.  Effect of Invalidity of Provisions.  In case any one or more
                  ----------------------------------
of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

     Section 15.  Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

     Section 16.  Notices.  Any notices, consents, elections, directions and
                  -------
other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when telecopied or delivered by overnight courier to, personally delivered to, or on the third day following the placing thereof in the mail, first class postage prepaid to, the respective addresses set forth on the cover page hereof for Seller and Purchaser, or to such other address as either party shall give notice to the other party pursuant to this Section 16. Notices to Assignee shall be given to such address as Assignee shall provide to Seller in writing.

     Section 17.  Entire Agreement.  This Agreement, the Funding Confirmations
                  ----------------
and the Custodial Agreement contain the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements between them, oral or written, of any nature whatsoever with respect to the subject matter hereof.

     Section 18.  Costs of Enforcement.  In addition to any other indemnity
                  --------------------
specified in this Agreement, in the event of a breach by Seller of this Agreement, the Custodial Agreement or a Takeout Commitment, Seller agrees to pay the reasonable attorneys' fees and expenses of Purchaser and, when applicable, Assignee incurred as a consequence of such breach.

     Section 19.  Consent to Service.  Each party irrevocably consents to the
                  ------------------
service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 16.

     Section 20.  Construction.  The headings in this Agreement are for
                  ------------
convenience only and are not intended to influence its construction. References to Sections, Exhibits and Annexes in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement, and are incorporated herein by reference. The singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

     IN WITNESS WHEREOF, Purchaser and Seller have duly executed this Agreement as of the date and year set forth on the cover page hereof.

                              PAINE WEBBER REAL ESTATE SECURITIES INC.


                              By:   /s/
                                    _________________________________
                              Name:__________________________________
                              Title:_________________________________


                              CRESCENT MORTGAGE SERVICES, INC.


                              By:   /s/
                                    _________________________________
                              Name:__________________________________
                              Title:_________________________________
                              Address (if different from cover page):

                                                                       EXHIBIT A


                   PAINE WEBBER REAL ESTATE SECURITIES INC.
                         CONDUIT LOAN PURCHASE DETAIL

                               CLIENT:_________

                             EXPECTED DELIVER DATE
                    OF MORTGAGE FILE IS:  __________, 199__


                                        # OF
                              FACE    MONTHS TO   NOTE RATE  TAKEOUT   SALE PRICE  COMMIT. #     COMMIT    DELIVERY   WAREHOUSE
        LOAN #   LAST NAME   AMOUNT   MATURITY               INVESTOR                           EXP. DATE     DATE     LENDER
     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ========== =========== ======== =========== =========== ========= ========== =========== ============ ========== =========

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

     ---------- ----------- -------- ----------- ----------- --------- ---------- ----------- ------------ ---------- ---------

                                                                     EXHIBIT B-1


                         [WAREHOUSE LENDER'S RELEASE]



Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

     We hereby release all right, interest or claim of any kind, including any security interest or lien, with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon receipt, in one or more installments, from Paine Webber Real Estate Securities Inc., in accordance with the wire instructions which we delivered to you in a letter dated __________, 199__, in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C.*

                                 Street
     Loan #       Mortgagor      Address        City          State       Zip

   __________    __________     __________    __________    __________  _______


                                           Very truly yours,

                                           [WAREHOUSE LENDER]


                                           By:______________________
                                           Name:____________________
                                           Title:___________________


       *  A = weighted average trade price
          B = principal amount of the mortgage loan(s)
          C = 1 minus the discount set forth on the related funding confirmation

                                                                     EXHIBIT B-2

                    [WAREHOUSE LENDER'S WIRE INSTRUCTIONS]

Paine Webber Real Estate Securities, Inc.
1285 Avenue of the Americas
New York, New York 10019

          Re:  Paine Webber Real Estate Securities, Inc. Whole Loan Purchase:
               Conduit Funding Program with [Seller]
               --------------------------------------------------------------

Ladies and Gentlemen:

     Set forth below are [Warehouse Lender's] wire instructions applicable to the above-referenced Whole Loan Purchase: Program.

Wire Instructions:
-----------------

     Bank Name:
     City, State:
     ABA #:
     Account #:
     Account Name:

     Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                              Very truly yours,

                              [SELLER]

                              By:__________________________
                              Name:________________________
                              Title:_______________________

                              [WAREHOUSE LENDER(S)]

                              By:__________________________
                              Name:________________________
                              Title:_______________________


PAINE WEBBER REAL ESTATE
SECURITIES INC.

By:_______________________
Name:_____________________
Title:____________________


--------------------

* The authorized officer of each warehouse lender executing this letter must be the same authorized officer as signs the Warehouse Lender's Release. Not applicable if there is no warehouse lender.

                                                                     EXHIBIT C-1


                              [SELLER'S RELEASE]



Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

     With respect to the mortgage loan(s) of referenced below (a) we hereby certify to you that the mortgage loan(s) is not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loan, such release to be effective automatically without any further action by any part upon payment from Purchase to Seller of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C* in accordance with our wire instructions in effect on the date of such payment.

                                 Street
     Loan #       Mortgagor      Address        City          State       Zip

   __________    __________     __________    __________    __________  _______


                                           Very truly yours,

                                           [SELLER]


                                           By:______________________
                                           Name:____________________
                                           Title:___________________


       * A = weighted average trade price
         B = principal amount of the mortgage loan(s)
         C = 1 minus the discount set forth on the related funding confirmation

                                                                     EXHIBIT C-2


                          [SELLER'S WIRE INSTRUCTIONS]

Paine Webber Real Estate Securities, Inc.
1285 Avenue of the Americas
New York, New York 10019

          Re:  Whole Loan Purchase: Conduit Funding Program with [Seller]
               ----------------------------------------------------------

Ladies and Gentlemen:

     Set forth below are [Seller's] wire instructions applicable to the above-referenced Conforming Whole Loan Purchase: Program with [Seller].

Wire Instructions:
-----------------

     Bank Name:
     City, State:
     ABA #:
     Account #:
     Account Name:

     Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying our wire instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                                     Very truly yours,

                                     [SELLER]*

                                     By:___________________________
                                     Name:_________________________
                                     Title:________________________

PAINE WEBBER REAL ESTATE
SECURITIES INC.

By:_______________________
Name:_____________________
Title:____________________




--------------------
* The authorized officer executing this letter must be the same authorized officer as signs the Seller's Release. Applicable only if there is no Warehouse Lender

                                                                       EXHIBIT D


                   [PURCHASER'S WIRE INSTRUCTIONS TO SELLER]



Wire Instructions:
-----------------

     Bank Name:
     City, State:
     ABA #:
     Account #:
     Account Name:
     Ref: [Name of Seller]

                                                                       EXHIBIT E

                           UCC-1 FINANCING STATEMENT


Debtor:           [Seller]

Secured Party:    Paine Webber Real Estate Securities Inc.


Item:
-----

     All right (including the power to convey title thereto), title and interest of Debtor in and to the property listed below:

     All participation certificates evidencing an interest in mortgage loans, and all mortgage loans, mortgage notes, mortgages or deeds of trust, assignments thereof and any and all documents and instruments related thereto, which are subject to the interest of Secured Party or any assignee under or pursuant to the Mortgage Loan Participation Agreements and Mortgage Loan Purchase Agreements between Secured Party and the Debtor.